       As filed with the Securities and Exchange Commission on February 28, 2001
                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006
                                   Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/

            Pre-Effective Amendment No.   [  ]

            Post-Effective Amendment No.  [32]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940  /x/

                              AMENDMENT NO.  [33]
                        (Check appropriate box or boxes)

                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                           Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel O. Hirsch                                 Christopher P. Harvey, Esq.
Morgan Grenfell Investment Trust                 Hale and Dorr LLP
One South Street                                 60 State Street
Baltimore, Maryland 21202                        Boston, MA 02109
(Name and address of agent for service)          (Copies of Documents)

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)
[X]  On February 28, 2001 pursuant to paragraph (b)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                             [LOGO]

                                                     Mutual Fund
                                                          Prospectus
                                                               February 28, 2001

                                                             Institutional Class

Smaller Companies Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal           [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------
of the Smaller Companies Fund--Institutional Class

Goal: The Fund seeks capital appreciation, with current income as a secondary objective.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of US small capitalization companies.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in the equity and equity related securities of US small capitalization companies. In managing the Fund, we use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analyses with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------

Smaller Companies Fund--Institutional Class

Overview of the Smaller Companies Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Smaller Companies Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   8
Calculating the Fund's Share Price..........................................   9

Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  10
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of the Smaller Companies Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in the US.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Smaller Companies Fund -- Institutional Class requires a minimum investment of $250,000. You should consider investing in the Smaller Companies Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Smaller Companies Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or to investors in large- and medium-capitalization stocks. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                     Overview of the Smaller Companies Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on June 30, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the S&P Small Cap 600 Index over the last one and five years and since inception. The index is a passive measure of US small capitalization equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Small Cap 600 Index is an unmanaged domestic equity securities index consisting of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the index proportionate to its market value. The index is a widely accepted benchmark of US small capitalization equity market performance. It is a model, not an actual portfolio.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1996    22.21%
                                1997    15.13%
                                1998     1.06%
                                1999    35.38%
                                2000    14.39%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 26.91% (fourth quarter 1999) and the lowest quarterly return for Institutional Class shares was -22.91% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                               Average Annual Returns
                                      Since Inception
                    1 Year 5 Years (June 30, 1995)/1/
  Smaller
   Companies
   Fund--
   Institutional
   Class            14.39%  17.10%             18.10%
 ----------------------------------------------------
  S&P 600 Index     11.81%  13.58%             14.85%
 ----------------------------------------------------

 /1/ The S&P 600 Index average is
 calculated from June 30, 1995.
--------------------------------------------------------------------------------

Overview of the Smaller Companies Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Smaller Companies Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%

/2/For the first 12 months, the expense example takes into account fee waivers or reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          1.00%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           2.15%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      3.15%
 --------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                (1.90)%/1/
 --------------------------------------------------
  Net Expenses                             1.25%
 --------------------------------------------------


 Expense Example/2/

                                                                  5
     1 Year                3 Years                            Years                           10 Years

       $127                   $793                           $1,484                             $3,325
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Smaller Companies Fund--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation, with current income as a secondary objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of US smaller capitalization companies. The investment adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization for smaller cap companies with growth and profitability.

The team looks for various financial attributes that set these companies apart, including:

 . Evidence of above-average growth in revenues and earnings; and

 . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

In implementing this strategy the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.


OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in investment grade fixed income securities, stocks of medium and large capitalization companies, securities of foreign issuers and in cash.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at the Smaller Companies Fund--Institutional Class


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with equity investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Small Company Risk. The Fund's investments in small capitalization companies will be more susceptible to share price fluctuations since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the US stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. Risks associated with derivatives include that:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 130 Liberty Street, New York, New York 10006, acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of November 30, 2000, managed approximately $16.9 billion in assets.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

--------------------------------------------------------------------------------

         A Detailed Look at the Smaller Companies Fund--Institutional Class


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John P. Callaghan, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology, health care and utility sectors.

 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 18 years of investment industry experience.

 . MBA from Harvard Business School.

Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 2000.

 . Portfolio manager with primary focus on the consumer and capital goods sectors.

 . Vice President of Mutual of America from 1993 to 2000.

 . 19 years of financial industry experience.

 . MBA from New York University's Stern School of Business.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

--------------------------------------------------------------------------------

A Detailed Look at the Smaller Companies Fund--Institutional Class


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction           Tax Status
  Income dividends      Ordinary income
 ----------------------------------------
  Short-term capital    Ordinary income
  gains distributions
 ----------------------------------------
  Long-term capital     Long-term capital
  gains distributions   gains
 ----------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses: losses
                         subject to special
                         rules
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street,
                   8th floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, seven days a week.
--------------------------------------------------------------------------------

         A Detailed Look at the Smaller Companies Fund--Institutional Class


Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Smaller Companies
         Fund--Institutional Class--362 to
         the Service Center. The addresses
         are shown under "How to contact
         the Deutsche Asset Management
         Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
             (Account name)
             (Account number)
Credit:      Smaller Companies Fund--
             Investment Class--362

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at
--------------------------------------------------------------------------------

A Detailed Look at the Smaller Companies Fund--Institutional Class

 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephoning during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class or shares of the Fund being purchased.

--------------------------------------------------------------------------------

         A Detailed Look at the Smaller Companies Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                         For the Years Ended
                                    2000     1999     1998     1997     1996
  Per share operating
   performance:
  Net asset value, beginning of
   year                           $13.99   $11.22   $14.72   $13.10   $10.55
 -----------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses in
   excess of) income               (0.11)    0.00    (0.01)   (0.03)   (0.02)
 -----------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investment        5.78     2.80    (1.81)    2.87     2.61
 -----------------------------------------------------------------------------
  Total from investment
   operations                       5.67     2.80    (1.82)    2.84     2.59
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income               --    (0.03)      --       --    (0.04)
 -----------------------------------------------------------------------------
  Realized capital gain from
   investment transactions            --       --    (1.68)   (1.22)      --
 -----------------------------------------------------------------------------
  Total distributions                 --    (0.03)   (1.68)   (1.22)   (0.04)
 -----------------------------------------------------------------------------
  Net asset value, end of year    $19.66   $13.99   $11.22   $14.72   $13.10
 -----------------------------------------------------------------------------
  Total investment return          40.50%   25.03%  (13.54)%  23.29%   24.58%
 -----------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of year (000
   omitted)                       $7,818   $6,299   $4,734   $5,724   $4,115
 -----------------------------------------------------------------------------
  Ratio of expenses to average
   net assets                       1.25%    1.25%    1.25%    1.25%    1.25%
 -----------------------------------------------------------------------------
  Ratio of expenses to average
   net assets
   (excluding expense
   limitations)                     3.15%    4.40%    2.44%    2.63%    2.55%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expense in excess of) income
   to average net assets           (0.55)%  (0.78)%   0.26%   (0.29)%  (0.23)%
 -----------------------------------------------------------------------------
  Ratio of expenses in excess of
   investment income to average
   net assets (excluding expense
   limitations)                    (2.45)%  (3.93)%  (0.93)%  (1.67)%  (1.53)%
 -----------------------------------------------------------------------------
  Portfolio turnover                 122%     105%     108%     122%     141%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Smaller Companies Fund--Institutional Class                     CUSIP
Morgan Grenfell Investment Trust                                #61735K844
                                                                362PRO (02/01)

Distributed by:
ICC Distributors, Inc.                                          811-8006
Two Portland Square
Portland, ME 04101

                                                  [LOGO]

                                                     Mutual Fund
                                                          Prospectus
                                                               February 28, 2001

                                                         Class A, B and C Shares

International Select Equity Fund

[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal           [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------
of the International Select Equity Fund--Class A, B and C

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

International Select Equity Fund-- Class A, B and C

Overview of the International Select Equity Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Fees and Expenses of the Fund...............................................   6

A Detailed Look at the International Select Equity Fund

Objective...................................................................   8
Strategy....................................................................   8
Principal Investments.......................................................   8
Investment Process..........................................................   8
Other Investments...........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  11
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  12
Sales Charges...............................................................  13
How to Choose the Class that is Right for You...............................  15
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the International Select Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the International Select Equity Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See "Sales Charges'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

         Overview of the International Select Equity Fund--Class A, B and C


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Class A, B and C Shares are newly offered classes of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on May 15, 1995. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index for the last one and five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio.

                                    [GRAPH]

Year-by-Year Returns/1/
Institutional Class
(each full calendar year since inception)

                                1996    10.31%
                                1997     0.51%
                                1998    23.49%
                                1999    88.85%
                                2000   -14.01%

For the period shown in the bar chart, the Fund's highest return for Institutional Class shares in any calendar quarter was 42.80% (fourth quarter
1999) and the lowest quarterly return for Institutional Class shares was -15.37% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance For Periods Ended December 31, 2000

                                Average Annual Returns
                                       Since Inception
                      1 Year 5 Years (May 15, 1995)/2/
  International
   Select Equity
   Fund--
   Institutional
   Class/1/         (14.01)%  17.33%            18.20%
 -----------------------------------------------------
  MSCI EAFE(R)
   Index            (14.17)%   7.13%             7.57%
 -----------------------------------------------------

 /1/ Institutional Class performance
 is presented because Class A, B and C
 Shares have no performance history.
 Except with respect to the impact of
 sales charges and other expenses, it
 is expected that the future
 performance of Class A, B and C
 Shares will be similar to the future
 performance of the Institutional
 Class because the shares are invested
 in the same portfolio of securities.
 The bar chart does not reflect: (i)
 the expenses of the Class A, B and C
 shares, (ii)12b-1 fees at an
 aggregate annual rate of up to 0.25%
 of the Fund's average daily net
 assets for Class A shares and 0.75%
 of the Fund's average daily net
 assets for Class B and C shares,
 (iii) sales charges and (iv) a 0.25%
 shareholder servicing fee for Class B
 and C Shares. If they did, returns
 would be lower than those shown.
 Institutional Class shares are
 offered under a separate prospectus,
 which is available upon request.
 /2/ MSCI EAFE(R) Index performance is
 calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

The Fees and Expense tables to the right describe the fees and estimated expenses that you may pay if you buy and hold Class A, B and C Shares of the International Select Equity Fund.
--------------------------------------------------------------------------------

/1/Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% or 0.50% if you redeem your shares within one year and two years, respectively. (See "Sales Charges--Redemption Price.')

/2/Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges' and "How to Choose the Class That is Right for You.')

/3/You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges-- Redemption Price.')

/4/Expenses are estimated because Class A, B and C Shares are new classes of shares with no operating history.

/5/The investment adviser and administrator have contractually agreed, for the 12 month period from February 28, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C Shares.


 Shareholder Fees
 (fees paid directly from your investment)

                    Class A    Class B    Class C
                     Shares     Shares     Shares
  Maximum Sales
   Charge (Load)
   Imposed on
   Purchases (as a
   percentage of
   offering price)    5.50%/1/    None       None
 ---------------------------------------------------
  Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   original
   purchase price
   or redemption
   proceeds,
   whichever is
   lower)             1.00%/1/   5.00%/2/   1.00%/3/
 ---------------------------------------------------


 Annual Fund Operating Expenses/4/
 (expenses paid from Fund assets)

  Management Fees     0.70%      0.70%      0.70%
 ---------------------------------------------------
  Distribution
   and/or Service
   (12b-1) fees       0.25%      0.75%      0.75%
 ---------------------------------------------------
  Other Expenses
   (including
   a 0.25%
   shareholder
   servicing fee
   for Class B and
   C Shares)          0.33%      0.58%      0.58%
 ---------------------------------------------------
  Total Annual
   Fund Operating
   Expenses/5/        1.28%      2.03%      2.03%
 ---------------------------------------------------

--------------------------------------------------------------------------------

         Overview of the International Select Equity Fund--Class A, B and C

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C Shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the tables above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Examples/1/


 You would pay the following expenses if you redeemed your shares at the end of each period:

                  1 Year 3 Years 5 Years 10 Years
  Class A Shares   $773    $934   $1,214  $2,010
 ------------------------------------------------
  Class B Shares   $706    $937   $1,293  $2,075
 ------------------------------------------------
  Class C Shares   $306    $637   $1,093  $2,358
 ------------------------------------------------

 You would pay the following expenses if you did not redeem your shares:

                  1 Year 3 Years 5 Years 10 Years
  Class A Shares   $673    $934   $1,214  $2,010
 ------------------------------------------------
  Class B Shares   $206    $637   $1,093  $2,075
 ------------------------------------------------
  Class C Shares   $206    $637   $1,093  $2,358
 ------------------------------------------------

 /1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the International Select Equity Fund--Class A, B and C

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in equity securities and other securities with equity characteristics located in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the

Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

  A Detailed Look at the International Select Equity Fund--Class A, B and C

We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Class A, B and C

options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . The use of futures and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2000, managed approximately $9 billion in assets.

DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director--Equities, Deutsche Asset Management, and Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE(R) equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freiburg University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Five years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Amy Low, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the
Fund

 . Joined the investment adviser in 1997. Prior to that, credit analyst at OCBC
  Group from 1994 to 1997.

 . Six years of investment industry experience.

 . Singapore and Hong Kong portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1984.

 . 16 years investment experience, 12 year resident of Japan.

 . Head of Japan Equity desk.

 . Fluent Japanese speaker.

Richard Wilson, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

--------------------------------------------------------------------------------

  A Detailed Look at the International Select Equity Fund--Class A, B and C

 . 12 years of investment industry experience.

 . Head of Pan European Equity Product.

 . UK portfolio manager/analyst.

Other Services. DeAM, Inc., an affiliate of DeAMIS, provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's NAV plus any applicable sales charge. When you buy Class A Shares, the price you pay may by increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed. The formula for calculating the Fund's Net Asset Value calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves-- and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence
Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay tax on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Class A, B and C

amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status
  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses subject to
                         special rules
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed account application) directly to the Fund.

Defined contribution plans with assets of $75 million or more may not purchase Class A shares.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial investment in Class A, B or C shares                            $2,000
Subsequent investments                                                  $  100
IRA account, initial investment                                         $1,000
Initial investment for shareholders of other Deutsche Asset Management
 funds' Class A, B and C Shares                                         $  500
Automatic investing plan, initial investment                            $  250
 Monthly plan subsequent investments                                    $  100
 Quarterly plan subsequent investments                                  $  250
Minimum investment for qualified retirement plans (such as 401(k),
 pension or profit sharing plans)                                       $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimum.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.

Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

Please note that your account cannot become activated until we receive a completed account application via mail or fax.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact them for details on how to enter your
--------------------------------------------------------------------------------

  A Detailed Look at the International Select Equity Fund--Class A, B and C

order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before they redeem your shares:

 . A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

 . If you are redeeming more than $50,000, a signature guarantee is required.
  You can obtain one from most banks or securities dealers.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the right to redeem the remaining shares after giving you 60 days' notice.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Service Center for information on this plan.

If your shares are in an account with the Service Center, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Service Center on any Business Day between the hours of 9:00 a.m. and 7:00 p.m. (Eastern time).

Telephone Transactions

You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A shares are subject to sales charges according to the following schedule:


                      Class A Sales
                    Charge as a % of
                                  Net Class B Class C
  Amount of         Offering   Amount   Sales   Sales
  Purchase             Price Invested  Charge  Charge
  Less than
   $ 50,000            5.50%    5.82%    None    None
 ----------------------------------------------------
  $   50,000 -
    $ 99,999           4.50%    4.71%    None    None
 ----------------------------------------------------
  $  100,000 -
    $249,999           3.50%    3.63%    None    None
 ----------------------------------------------------
  $  250,000 -
    $499,999           2.50%    2.56%    None    None
 ----------------------------------------------------
  $  500,000 -
    $999,999           2.00%    2.04%    None    None
 ----------------------------------------------------
  $1,000,000 and
   over                 None     None    None    None
 ----------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Class A, B and C

investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

 (i) A qualified retirement plan;

 (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.
--------------------------------------------------------------------------------

  A Detailed Look at the International Select Equity Fund--Class A, B and C

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.

                  Sales Charge as a Percentage of the
                    Dollar Amount Subject to Charge
                 (as % of the Lesser of Cost or Value)
  Years
  Since
  Purchase    Class A Shares  Class B Shares Class C Shares
  First                1.00%*          5.00%          1.00%
 ----------------------------------------------------------
  Second               0.50%*          4.00%           None
 ----------------------------------------------------------
  Third                 None           3.00%           None
 ----------------------------------------------------------
  Fourth                None           3.00%           None
 ----------------------------------------------------------
  Fifth                 None           2.00%           None
 ----------------------------------------------------------
  Sixth                 None           1.00%           None
 ----------------------------------------------------------
  Thereafter            None            None           None
 ----------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 . If you acquired your shares through an exchange of shares of another Deutsche
  Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

 (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

5) If you are redeeming Class A shares, your original investment was at least $3 million, and your service agent has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A shares.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Class A, B and C

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares and, since there is no conversion to Class A shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. Class A shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the Fund through authorized service agents.
  Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . After we or your service agent receives your order, you will buy or sell your shares at the next NAV calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . We accept payment for shares only in US dollars by check or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges)
  for any reason.
--------------------------------------------------------------------------------

 A Detailed Look at the International Select Equity Fund--Class A, B and C


 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

-------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Class A, B and C

Institutional Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C Shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                           For the Years Ended
                                    2000      1999     1998     1997     1996
  Per share operating
   performance:
  Net asset value, beginning of
   period                        $ 18.10   $ 12.02   $11.62   $11.88   $10.95
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses in
   excess of) income               (0.85)    (0.09)    0.12     0.16     0.11
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain on investments and
   foreign currencies               4.57      6.91     0.90     0.28     1.25
 ------------------------------------------------------------------------------
  Total from investment
   operations                       3.72      6.82     1.02     0.44     1.36
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income            (0.04)    (0.07)   (0.23)   (0.15)   (0.43)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions         (0.28)    (0.67)   (0.39)   (0.55)      --
 ------------------------------------------------------------------------------
  Total distributions              (0.32)    (0.74)   (0.62)   (0.70)   (0.43)
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                        $ 21.50   $ 18.10   $12.02   $11.62   $11.88
 ------------------------------------------------------------------------------
  Total investment return          20.68%    59.39%    9.28%    3.78%   12.70%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period
   (000 omitted)                 $55,043   $61,577   $5,419   $4,954   $3,423
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   including interest expense)      0.96%       --%      --%      --%      --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (excluding
   expense limitations and
   including interest expense)      1.05%     2.21%    2.89%    2.79%    3.59%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   excluding interest expense)      0.96%     0.90%    0.90%    0.90%    0.90%
 ------------------------------------------------------------------------------
  Ratio of net investment
   (expense in excess of)
   income to average net assets    (0.16)%    0.52%    0.92%    0.97%    0.72%
 ------------------------------------------------------------------------------
  Ratio of expenses in excess
   of investment income to
   average net assets
   (excluding expense
   limitations)                   (0.25)%    (0.79)%  (1.07)%  (0.92)%  (1.97)%
 ------------------------------------------------------------------------------
  Portfolio turnover                 233%      239%     127%      55%      39%
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

International Select Equity Fund--Class A
                                                                CUSIP
International Select Equity Fund--Class B                       #61735K489

International Select Equity Fund--Class C

Distributed by:                                                        61735K471

ICC Distributors, Inc.
Two Portland Square                                                    61735K463

Portland, ME 04101
                                                                1737PRO
                                                                (02/01)
                                                                811-8006

                                             [LOGO]

                                                    Mutual Fund
                                                          Prospectus
                                                               February 28, 2001

                                                                   Premier Class

International Select Equity Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal         [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------

of the International Select Equity Fund--Premier Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

International Select Equity Fund--Premier Class

Overview of the International Select Equity Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the International Select Equity Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   9

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Premier Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.
WHO SHOULD CONSIDER INVESTING IN THE FUND

The International Select Equity Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the International Select Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

            Overview of the International Select Equity Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Premier Class shares are a newly offered class of shares with less than a full year's performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on May 15, 1995. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index for the last one and five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio.


                                    [GRAPH]

Year-by-Year Returns
Institutional Class/1/
(each full calendar year since inception)

                                1996    10.31%
                                1997     0.51%
                                1998    23.49%
                                1999    88.85%
                                2000   -14.01%

For the period shown in the bar chart, the Fund's highest return for Institutional Class shares in any calendar quarter was 42.80% (fourth quarter
1999) and the lowest quarterly return for Institutional Class shares was -15.37% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Periods Ended December 31, 2000

                                      Average Annual Returns
                                             Since Inception
                            1 Year 5 Years (May 15, 1995)/2/
  International
   Select
   Equity Fund--
   Institutional Class/1/ (14.01)%  17.33%            18.20%
 -----------------------------------------------------------
  MSCI EAFE(R)
   Index                  (14.17)%   7.13%             7.57%
 -----------------------------------------------------------

 /1/ Institutional Class performance
 is presented because Premier Class
 shares have less than a full year's
 performance. Premier Class shares
 will have substantially similar
 performance because the shares are
 invested in the same portfolio of
 securities. The annual returns will
 differ only to the extent that
 Premier Class expenses are lower than
 Institutional Class expenses.
 Institutional Class shares are
 offered under a separate prospectus,
 which is available upon request.

 /2/  MSCI EAFE(R) Index performance
 is calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Premier Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier Class shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Annual Fees and Expenses

                                           Percentage of Average
                                                Daily Net Assets

  Management Fees                                          0.70%
 ------------------------------------------------------------------
  Distribution and Service (12b-1) Fees                     None
 ------------------------------------------------------------------
  Other Expenses                                           0.45%
 ------------------------------------------------------------------
  Total Annual Fund Operating Expenses                     1.15%
 ------------------------------------------------------------------
  Less: Fee Waivers or Expense Reimbursements              0.25%/1/
 ------------------------------------------------------------------
  Net Expenses                                             0.90%
 ------------------------------------------------------------------


 Expense Example/2/

     1 Year        3 Years        5 Years       10 Years

        $92           $341           $609         $1,375
 ---------------------------------------------------------------

--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.90%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look
--------------------------------------------------------------------------------

at the International Select Equity Fund--Premier Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in equity securities and other securities with equity characteristics located in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Premier Class

to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:
-------------------------------------------------------------------------------

     A Detailed Look at the International Select Equity Fund--Premier Class


 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures and options for non-hedging purposes involves greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2000, managed approximately $9 billion in assets.

DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments.

Alexander Tedder, Director--Equities, Deutsche Asset Management, and Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freiburg University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Five years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Amy Low, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the
Fund

 . Joined the investment adviser in 1997. Prior to that, credit analyst at OCBC
  Group from 1994 to 1997.

 . Six years of investment industry experience.

 . Singapore and Hong Kong portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1984.

 . 16 years investment experience, 12 year resident of Japan.

 . Head of Japan Equity desk.

 . Fluent Japanese speaker.

--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Premier Class

Richard Wilson, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

 . 12 years of investment industry experience.

 . Head of Pan European Equity Product.

 . UK Portfolio manager/analyst

Other Services. DeAM, Inc., an affiliate of DeAMIS, provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors, or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula for calculating the Fund's Net Asset Value calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves-- and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund may also pay dividends and distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay tax on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by

--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence
Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

     A Detailed Look at the International Select Equity Fund--Premier Class

the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status

  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses; losses
                         subject to special
                         rules
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone  1-800-730-1313
By Mail   Deutsche Asset Management
          Service Center
          P.O. Box 219210
          Kansas City, MO 64121

By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   Floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

 To open an account      $5 million
 To add to an account    $1 million
 Minimum account balance $1 million

The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by DeAM, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to International
         Select Equity Fund--Premier
         Class--1198, to the Service
         Center. The addresses are shown
         under "How to contact the Deutsche
         Asset Management Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to International Select Equity Fund--Premier Class--1198, to the Service Center. The addresses are shown in this section under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Premier Class

accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number and the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      International Select Equity
             Fund--Premier Class--1198

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.
--------------------------------------------------------------------------------

     A Detailed Look at the International Select Equity Fund--Premier Class


 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Premier Class

The table below helps you understand the financial performance of the Premier Class shares of the Fund for the past fiscal period. Certain information selected reflects financial results for a single Premier Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Premier Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                          For the Period
                                                        March 1, 2000/1/
                                                                 through
                                                        October 31, 2000
  Per share operating performance:
  Net asset value, beginning of period                            $27.67
 -------------------------------------------------------------------------
  Income from investment operations:
  Net investment income                                             0.07
 -------------------------------------------------------------------------
  Net realized and unrealized loss on investments and
   foreign currencies                                              (6.26)
 -------------------------------------------------------------------------
  Total from investment operations                                 (6.19)
 -------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                               --
 -------------------------------------------------------------------------
  Realized capital gain from investment transactions                  --
 -------------------------------------------------------------------------
  Total distributions                                                 --
 -------------------------------------------------------------------------
  Net asset value, end of period                                  $21.48
 -------------------------------------------------------------------------
  Total investment return                                         (22.37)%
 -------------------------------------------------------------------------
  Supplemental data and ratios
  Net assets at end of period (000 omitted)                     $213,688
 -------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and including interest expense)              0.90%
 -------------------------------------------------------------------------
  Ratio of expenses to average net assets (excluding
   expense limitations and including interest expense)              1.15%
 -------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and excluding interest expense)              0.90%
 -------------------------------------------------------------------------
  Ratio of net investment income to average net assets              0.56%
 -------------------------------------------------------------------------
  Ratio of net investment income to average net assets
   (excluding expense limitations)                                  0.31%
 -------------------------------------------------------------------------
  Portfolio turnover                                                 233%
 -------------------------------------------------------------------------

 /1/The International Select Equity Fund--Premier Class began operations on March 1, 2000.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


International Select Equity Fund--Premier Class                 CUSIP
Morgan Grenfell Investment Trust                                #61735K570
                                                                1198PRO
                                                                (02/01)

Distributed by:
ICC Distributors, Inc.                                          811-8006
Two Portland Square
Portland, ME 04101

                                             [LOGO]

                                                     Mutual Fund
                                                          Prospectus
                                                               February 28, 2001

                                                             Institutional Class

Fixed Income Fund
Short-Term Fixed Income Fund
Municipal Bond Fund
Short-Term Municipal Bond Fund
High Yield Bond Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal           [LOGO]
offense.]

Table of Contents

Fixed Income Fund...........................................................   3
Short-Term Fixed Income Fund................................................  11
Municipal Bond Fund.........................................................  19
Short-Term Municipal Bond Fund..............................................  27
High Yield Bond Fund........................................................  34
Information Concerning All Funds............................................  42
Management of the Funds.....................................................  42
Calculating a Fund's Share Price............................................  42
Performance Information.....................................................  43
Dividends and Distributions.................................................  43
Tax Considerations..........................................................  43
Buying and Selling Fund Shares..............................................  44

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Fixed Income Fund--Institutional Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.
--------------------------------------------------------------------------------

Fixed Income Fund--Institutional Class

Overview of the Fixed Income Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Fixed Income Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8
Portfolio Managers..........................................................   8

Financial Highlights........................................................ 10

--------------------------------------------------------------------------------

Overview of the Fixed Income Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.
WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                     Overview of the Fixed Income Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 18, 1992 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1993    13.67%
                                1994    -1.93%
                                1995    18.17%
                                1996     4.49%
                                1997     9.46%
                                1998     7.91%
                                1999    -0.55%
                                2000    12.00%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.87% (first quarter 1993) and the lowest quarterly return for Institutional Class shares was -3.20% (first quarter 1994). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                                    Average Annual Returns
                                           Since Inception
                    1 Year 5 Years (September 19, 1992)/1/
  Fixed Income
   Fund--
   Institutional
   Class            12.00%   6.57%                   7.69%
 ---------------------------------------------------------
  Lehman Brothers
   Aggregate Bond
   Index            11.63%   6.46%                   6.87%
 ---------------------------------------------------------

 /1/ The Lehman Brothers Aggregate
 Bond Index average is calculated from
 September 30, 1992.
--------------------------------------------------------------------------------

Overview of the Fixed Income Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
  Service (12b-1) Fees                      None
 --------------------------------------------------
  Other Expenses                           0.14%
 --------------------------------------------------
  Total Annual Fund
  Operating Expenses                       0.54%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year        3 Years           5 Years          10 Years

        $55           $173              $302              $677
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Fixed Income Fund--Institutional Class


OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issuer's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Institutional Class

The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund
--------------------------------------------------------------------------------

             A Detailed Look at the Fixed Income Fund--Institutional Class


 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage- and asset-backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

 . Analyst specializing in asset-backed securities and government securities.
-------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                       For the Years Ended October 31,
                                2000        1999        1998        1997      1996
  Per share operating
   performance:
  Net asset value,
   beginning of year          $10.17      $10.88      $10.76      $10.51    $10.62
 ----------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income         0.67        0.64        0.65        0.68      0.68
 ----------------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investment
   transactions                 0.07       (0.54)       0.20        0.25     (0.04)
 ----------------------------------------------------------------------------------
  Total from investment
   operations                   0.74        0.10        0.85        0.93      0.64
 ----------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income        (0.67)      (0.64)      (0.65)      (0.68)    (0.68)
 ----------------------------------------------------------------------------------
  Net realized gain from
   investment transactions        --       (0.17)      (0.08)         --     (0.07)
 ----------------------------------------------------------------------------------
  Total distributions          (0.67)      (0.81)      (0.73)      (0.68)    (0.75)
 ----------------------------------------------------------------------------------
  Net asset value, end of
   year                       $10.24      $10.17      $10.88      $10.76    $10.51
 ----------------------------------------------------------------------------------
  Total investment return       7.55%       0.86%       8.25%       9.22%     6.27%
 ----------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of year
   (000s omitted)           $804,089  $1,258,869  $1,263,215  $1,103,121  $758,003
 ----------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                     0.54%         --%         --%         --%       --%
 ----------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                     0.54%       0.55%       0.56%       0.60%     0.61%
 ----------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                     0.54%       0.55%       0.55%       0.55%     0.55%
 ----------------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets                       6.60%       6.08%       6.01%       6.50%     6.52%
 ----------------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets (excluding
   expense limitations)         6.60%       6.08%       6.00%       6.45%     6.46%
 ----------------------------------------------------------------------------------
  Portfolio turnover rate        116%        157%        122%        178%      176%
 ----------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Short-Term Fixed Income Fund--Institutional Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. We look for securities and sectors of the short-term fixed income marketplace that are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund--Institutional Class

Overview of the Short-Term Fixed Income Fund

Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14

A Detailed Look at the Short-Term Fixed Income Fund

Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  16
Risks.......................................................................  16
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.
WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Short-Term Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than the Fixed Income Fund may provide.

You should not consider investing in the Short-Term Fixed Income Fund if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

              Overview of Short-Term Fixed Income Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 13, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Merrill Lynch 1-Year Treasury Bill Index over the last one and five years and since its inception. The index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Merrill Lynch 1-Year Treasury Bill Index is a measure of the performance of the 1-year Treasury Bills, assuming all cash flows are reinvested on a daily basis. The index is comprised of a single issue purchased at the beginning of the month and held for the full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures, closest to, but not beyond 1-year from the rebalancing date.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1996     5.48%
                                1997     6.77%
                                1998     6.54%
                                1999     4.47%
                                2000     8.00%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 3.22% (third quarter 1998) and the lowest quarterly return for Institutional Class shares was 0.17% (fourth quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                               Average Annual Returns
                        1             Since Inception
                     Year 5 Years (March 31, 1995)/1/
  Short-Term Fixed
   Income Fund--
   Institutional
   Class            8.00%   6.23%               6.29%
 ----------------------------------------------------
  Merrill Lynch 1-
   Year Treasury
   Bill Index       6.77%   5.62%               5.82%
 ----------------------------------------------------

 /1/ The Merrill Lynch 1-Year Treasury
 Bill Index average is calculated from
 March 31, 1995.
--------------------------------------------------------------------------------

Overview of Short-Term Fixed Income Fund--Institutional Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Short-Term Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.15%
 --------------------------------------------------
  Total Fund Operating
   Expenses                                0.55%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year           3 Years            5 Years              10 Years
       $56               $176               $307                  $689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Short-Term Fixed Income Fund--Institutional Class

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its total assets in short-term US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

The Fund may invest up to 40% of its total assets in asset-backed securities.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issue's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
--------------------------------------------------------------------------------

A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class


OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.
--------------------------------------------------------------------------------

   A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class

Gary Bartlett, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage- and asset-backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

 . Analyst specializing in asset-backed securities and government securities.
--------------------------------------------------------------------------------

A Detailed Look at Short-Term Fixed Income Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                         For the Years Ended October 31,
                                       2000     1999     1998     1997    1996
  Per share operating performance:
  Net asset value, beginning of
   year                               $9.96   $10.13   $10.06   $10.00  $10.01
 ------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income                0.63     0.59     0.60     0.58    0.60
 ------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investment
   transactions                        0.01    (0.14)    0.07     0.06   (0.01)
 ------------------------------------------------------------------------------
  Total from investment operations     0.64     0.45     0.67     0.64    0.59
 ------------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income               (0.63)   (0.60)   (0.60)   (0.58)  (0.60)
 ------------------------------------------------------------------------------
  Net realized gain from
   investment transactions               --    (0.02)      --       --      --
 ------------------------------------------------------------------------------
  Total distributions                 (0.63)   (0.62)   (0.60)   (0.58)  (0.60)
 ------------------------------------------------------------------------------
  Net asset value, end of year        $9.97    $9.96   $10.13   $10.06  $10.00
 ------------------------------------------------------------------------------
  Total investment return              6.63%    4.49%    6.85%    6.61%   6.09%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of year (000s
   omitted)                         $34,476  $26,753  $20,201  $17,083  $6,751
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and including
   interest expense)                   0.55%      --%      --%      --%     --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (excluding expense
   limitations and including
   interest expense                    0.87%    1.29%    0.93%    1.09%   1.29%
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and excluding
   interest expense)                   0.55%    0.55%    0.55%    0.53%   0.53%
 ------------------------------------------------------------------------------
  Ratio of net investment income
   to average net assets               6.35%    6.03%    5.92%    5.77%   6.00%
 ------------------------------------------------------------------------------
  Ratio of net investment income
   to average net assets
   (excluding expense limitations)     6.03%    5.29%    5.54%    5.21%   5.24%
 ------------------------------------------------------------------------------
  Portfolio turnover rate                89%     142%      98%     186%    124%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Municipal Bond Fund--Institutional Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.
--------------------------------------------------------------------------------

Municipal Bond Fund--Institutional Class

Overview of the Municipal Bond Fund

Goal........................................................................  19
Core Strategy...............................................................  19
Investment Policies and Strategies..........................................  19
Principal Risks of Investing in the Fund....................................  20
Who Should Consider Investing in the Fund...................................  20
Total Returns, After Fees and Expenses......................................  21
Annual Fund Operating Expenses..............................................  22

A Detailed Look at the Municipal Bond Fund

Objective...................................................................  23
Strategy....................................................................  23
Principal Investments.......................................................  23
Investment Process..........................................................  23
Other Investments...........................................................  23
Risks.......................................................................  24
Financial Highlights........................................................  26

--------------------------------------------------------------------------------

Overview of the Municipal Bond Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                   Overview of the Municipal Bond Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 13, 1991 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers 5 Year G.O Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio.
An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1992    11.99%
                                1993    12.31%
                                1994    -0.99%
                                1995    13.34%
                                1996     5.84%
                                1997     8.18%
                                1998     5.44%
                                1999    -1.25%
                                2000     8.64%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.16% (first quarter 1995) and the lowest quarterly return for Institutional Class shares was -2.98% (first quarter 1994). Past performance offers no indication of how the Fund will perform in the future.



 Performance for Periods Ended December 31, 2000

                                   Average Annual Returns
                                          Since Inception
                    1 Year 5 Years (December 13, 1991)/1/
  Municipal Bond
   Fund--
   Institutional
   Class             8.64%   5.30%                  7.22%
 --------------------------------------------------------
  Lehman 5 Year
   G.O. Index        7.68%   5.04%                  5.82%
 --------------------------------------------------------

 /1/ The Lehman 5 Year G.O. Index
 average is calculated from December
 31, 1991.
--------------------------------------------------------------------------------

Overview of the Municipal Bond Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.15%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.55%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year            3 Years           5 Years          10 Years
        $56               $176              $307              $689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Municipal Bond Fund--Institutional Class

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at the Municipal Bond Fund--Institutional Class


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1999.

 . Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from
  1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

--------------------------------------------------------------------------------

            A Detailed Look at the Municipal Bond Fund--Institutional Class

Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax-exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
--------------------------------------------------------------------------------

A Detailed Look at the Municipal Bond Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                    For the Years Ended October 31,
                                2000      1999       1998      1997      1996
  Per share operating
   performance:
  Net asset value,
   beginning of year          $10.66    $11.30     $11.12    $10.99    $10.86
 -----------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment income         0.56      0.51       0.53      0.57      0.60
 -----------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investment
   transactions                 0.11     (0.59)      0.18      0.22      0.13
 -----------------------------------------------------------------------------
  Total from investment
   operations                   0.67     (0.08)      0.71      0.79      0.73
 -----------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income        (0.56)    (0.51)     (0.53)    (0.57)    (0.60)
 -----------------------------------------------------------------------------
  Net realized gain from
   investment transactions        --     (0.05)        --     (0.09)       --
 -----------------------------------------------------------------------------
  Total distributions          (0.56)    (0.56)     (0.53)    (0.66)    (0.60)
 -----------------------------------------------------------------------------
  Net asset value, end of
   year                       $10.77    $10.66     $11.30    $11.12    $10.99
 -----------------------------------------------------------------------------
  Total investment return       6.45%    (0.78%)     6.58%     7.49%     6.90%
 -----------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of year
   (000s omitted)           $514,784  $622,896   $570,743  $361,461  $252,152
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                     0.59%       --%        --%       --%       --%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                     0.55%     0.58%      0.58%     0.61%     0.61%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                     0.55%     0.55%      0.54%     0.54%     0.55%
 -----------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets                       5.25%     4.62%      4.71%     5.19%     5.50%
 -----------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets (excluding
   expense limitations)         5.21%     4.59%      4.68%     5.12%     5.44%
 -----------------------------------------------------------------------------
  Portfolio turnover rate         29%       27%        42%       67%       66%
 -----------------------------------------------------------------------------

 /1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Short-Term Municipal Bond Fund--Institutional Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund--Institutional Class

Overview of the Short-Term Municipal Bond Fund

Goal........................................................................  27
Core Strategy...............................................................  27
Investment Policies and Strategies..........................................  27
Principal Risks of Investing in the Fund....................................  28
Who Should Consider Investing in the Fund...................................  28
Total Returns, After Fees and Expenses......................................  29
Annual Fund Operating Expenses..............................................  30

A Detailed Look at the Short-Term Municipal Bond Fund

Objective...................................................................  31
Strategy....................................................................  31
Principal Investments.......................................................  31
Investment Process..........................................................  31
Other Investments...........................................................  31
Risks.......................................................................  32
Financial Highlights........................................................  33

--------------------------------------------------------------------------------

Overview of the Short-Term Municipal Bond Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Short-Term Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

            Overview of Short-Term Municipal Bond Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on March 6, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one and five years and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1996     5.59%
                                1997     6.94%
                                1998     5.13%
                                1999     1.20%
                                2000     6.34%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 2.39% (fourth quarter 1995) and the lowest quarterly return for Institutional Class shares was -0.03% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                               Average Annual Returns
                                      Since Inception
                    1 Year 5 Years (March 6, 1995)/1/
  Short-Term
   Municipal
   Bond--
   Institutional
   Class             6.34%   5.01%              5.31%
 ----------------------------------------------------
  iMoneyNet All
   Tax-Free Money
   Funds Average     3.54%   3.07%              3.12%
 ----------------------------------------------------

 /1/ iMoneyNet All Tax-Free Money
 Funds Average is calculated from
 February 28, 1995.
--------------------------------------------------------------------------------

Overview of the Short-Term Municipal Bond Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Short-Term Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.15%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.55%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year            3 Years             5 Years              10 Years
        $56               $176                $307                  $689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Short-Term Municipal Bond Fund--Institutional Class

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
 . They have received a comparable short-term or other rating.
 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at the Short-Term Municipal Bond Fund--Institutional Class

comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1999.

 . Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from
  1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
--------------------------------------------------------------------------------

 A Detailed Look at the Short-Term Municipal Bond Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                        For the Years Ended October 31,
                                      2000      1999     1998     1997    1996
  Per share operating
   performance:
  Net asset value, beginning of
   year                             $10.11    $10.37   $10.28   $10.13  $10.13
 ------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income               0.50      0.40     0.46     0.52    0.54
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investment
   transactions                       0.05     (0.26)    0.09     0.16    0.04
 ------------------------------------------------------------------------------
  Total from investment
   operations                         0.55      0.14     0.55     0.68    0.58
 ------------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income              (0.50)    (0.40)   (0.46)   (0.52)  (0.54)
 ------------------------------------------------------------------------------
  Net realized gain from
   investment transactions              --        --       --    (0.01)  (0.04)
 ------------------------------------------------------------------------------
  Total distributions                (0.50)    (0.40)   (0.46)   (0.53)  (0.58)
 ------------------------------------------------------------------------------
  Net asset value, end of year      $10.16    $10.11   $10.37   $10.28  $10.13
 ------------------------------------------------------------------------------
  Total investment return             5.52%     1.33%    5.51%    6.93%   5.90%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period
   (000s omitted)                 $192,357  $107,427  $54,369  $19,950  $9,132
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including expense
   limitations and including
   interest expense)                  0.55%       --%      --%      --%     --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (excluding expense
   limitations and including
   interest expense)                  0.71%     0.80%    0.82%    1.02%   1.58%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including expense
   limitations and excluding
   interest expense)                  0.55%     0.55%    0.55%    0.53%   0.53%
 ------------------------------------------------------------------------------
  Ratio of net investment income
   to average net assets              5.26%     3.92%    4.46%    5.14%   5.34%
 ------------------------------------------------------------------------------
  Ratio of net investment income
   to average net assets
   (excluding expense
   limitations)                       5.10%     3.67%    4.19%    4.65%   4.29%
 ------------------------------------------------------------------------------
  Portfolio turnover rate               52%       64%      28%      95%    129%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the High Yield Bond Fund--Institutional Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.
Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.
--------------------------------------------------------------------------------

High Yield Bond Fund--Institutional Class

Overview of the High Yield Bond Fund

Goal........................................................................  34
Core Strategy...............................................................  34
Investment Policies and Strategies..........................................  34
Principal Risks of Investing in the Fund....................................  35
Who Should Consider Investing in the Fund...................................  35
Total Returns, After Expenses...............................................  36
Fees and Expenses of the Fund...............................................  37

A Detailed Look at the High Yield Bond Fund

Objective...................................................................  38
Strategy....................................................................  38
Principal Investments.......................................................  38
Investment Process..........................................................  38
Other Investments...........................................................  39
Risks.......................................................................  39
Financial Highlights........................................................  41

--------------------------------------------------------------------------------

                  Overview of the High Yield Bond Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 . the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 . securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

 . the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.

 . deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The High Yield Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.
--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Institutional Class


TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares, for each full calendar year since the Fund's inception on March 16, 1998. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last year and since inception of the Institutional Class Shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities-- costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid prices from traders, constructed to mirror the global high yield debt market.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1999    15.72%
                                2000    -7.21%

For the period covered in the bar chart, the highest return for Institutional Class shares was 6.99% (fourth quarter 1999) and the lowest quarterly return for Institutional Class shares was -8.59% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                            Average Annual Returns
                                   Since Inception
                        1 Year (March 16, 1998)/1/
  High Yield Bond
   Fund--
   Institutional Class (7.21)%               1.87%
 -------------------------------------------------
  CS First Boston
   High Yield
   Index               (5.21)%             (1.63)%
 -------------------------------------------------

 /1/ The CS First Boston High Yield Index average is calculated from March 16, 1998.
--------------------------------------------------------------------------------

                  Overview of the High Yield Bond Fund--Institutional Class

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the High Yield Bond Fund. The Other Expenses included in the Annual Fees and Expenses Table are estimated.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Shareholder Fees
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
   Purchases                            None
 ----------------------------------------------
  Maximum Sales Charge on Reinvested
   Dividends                            None
 ----------------------------------------------
  Maximum Short-Term Redemption Fee
   (as a percentage of amount
   redeemed, as applicable)            2.00%/1/
 ----------------------------------------------

 Annual Fees and Expenses
 (expenses paid from Fund assets)

                      Percentage of Average
                           Daily Net Assets
  Management Fees                     0.50%
 ----------------------------------------------
  Distribution and
   Service (12b-1)
   Fees                                None
 ----------------------------------------------
  Other Expenses                      0.19%
 ----------------------------------------------
  Total Annual Fund
   Operating
   Expenses                           0.69%
 ----------------------------------------------
  Less: Fee Waivers
   or Expense
   Reimbursement                     (0.04%)/2/
 ----------------------------------------------
  Net Expenses                        0.65%
 ----------------------------------------------


 Expense Example/3/

     1 Year          3 Years             5 Years            10 Years
        $66             $217                $380                $855
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.
/2/ The investment adviser and administrator have contractually agreed, for the 16 month period beginning October 31, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.65%.
/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the High Yield Bond Fund--Institutional Class

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down' and a "bottom-up' approach to select investments. We use a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS


The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar- denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

INVESTMENT PROCESS

The investment process involves using both a "top-down' approach, first focusing on sector allocations and a "bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 . analyze economic conditions for improving or undervalued sectors and industries;

 . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.
--------------------------------------------------------------------------------

               A Detailed Look at High Yield Bond Fund--Institutional Class


 . assess new issues versus secondary market opportunities; and

 . seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives.' In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.
--------------------------------------------------------------------------------

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.
--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Institutional Class


Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 . as a substitute for purchasing or selling securities or foreign currencies;

 . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 . in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management.

 . Joined the investment adviser in March 1998.

 . Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to
  1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks ("hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

           A Detailed Look at the High Yield Bond Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.


 Financial Highlights

                                                            For the Period
                                          For the Years   March 16, 1998/2
                                      Ended October 31,          / through
                                         2000       1999  October 31, 1998
  Per share operating performance:
  Net asset value, beginning of
   period                               $9.08      $8.71            $10.00
 -----------------------------------------------------------------------------
  Income from investment operations
  Net investment income                  1.12       1.03              0.54
 -----------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                   (0.85)      0.37             (1.29)
 -----------------------------------------------------------------------------
  Total from investment operations       0.27       1.40             (0.75)
 -----------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income                 (1.12)     (1.03)            (0.54)
 -----------------------------------------------------------------------------
  Net realized gain from investment
   transactions                            --         --                --
 -----------------------------------------------------------------------------
  Total distributions                   (1.12)     (1.03)            (0.54)
 -----------------------------------------------------------------------------
  Net asset value, end of period        $8.23      $9.08             $8.71
 -----------------------------------------------------------------------------
  Total investment return/3/             2.45%     16.54%            (7.84)%
 -----------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net assets, end of period (000s
   omitted)                           $29,580   $318,247           $92,668
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and including
   interest expense)                     0.68%        --%               --%
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (excluding expense
   limitations and including
   interest expense)                     0.72%      0.75%             0.82%/4/
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and excluding
   interest expense)                     0.65%      0.65%             0.65%/4/
 -----------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                   12.29%     11.37%             9.34%/4/
 -----------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets (excluding
   expense limitations)                 12.25%     11.27%             9.17%/4/
 -----------------------------------------------------------------------------
  Portfolio turnover rate                 151%       180%              131%
 -----------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
 /2/The Fund's inception was March 16, 1998.
 /3/Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.
 /4/Annualized.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for each Fund. As investment adviser, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Funds' investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.


                         Percentage of Average
  Fund                        Daily Net Assets

  Fixed Income Fund                      0.40%
 ---------------------------------------------
  Short-Term Fixed Fund                  0.40%
 ---------------------------------------------
  Municipal Bond Fund                    0.40%
 ---------------------------------------------
  Short-Term Municipal
  Bond Fund                              0.40%
 ---------------------------------------------
  High Yield Bond Fund                   0.50%
 ---------------------------------------------

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $16 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net
Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                Information Concerning All Funds


The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange reopens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Funds' policy is to distribute to shareholders all or substantially all of its net investment income and net capital gains in the form of income dividends and capital gains distributions. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions will be paid at least annually. A Fund also may pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income of excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends' from the Municipal Bond Fund and the Short-Term Municipal Bond Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character.

  Transaction          Tax Status
  Income dividends     Ordinary income
  (except exempt-
  interest dividends)
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses; losses
                         subject to special
                         rules
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Fund will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.
--------------------------------------------------------------------------------

Information Concerning All Funds


The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor Kansas City, MO
                   64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

Institutional Class shares of each Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Funds and their service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By Mail  Complete and sign the
         account application that
         accompanies this
         prospectus. (You may obtain
         additional applications by
         calling the Service
         Center.) Mail the completed
         application along with a
         check payable to the
         Deutsche Asset Management
         Fund you have selected to
         the Service Center. The
         addresses are shown under
         "How to contact the
         Deutsche Asset Management
         Service Center.'
By Wire  Call the Service Center to
         set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.
--------------------------------------------------------------------------------

                                                Information Concerning All Funds


WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management
             Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      (Fund name and Fund number)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Short-Term Redemption Fee

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Yield Bond Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond Fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond Fund. The short-term redemption fee does not apply to:

 . shares purchased before December 1, 2000;

 . exchanges into another class of shares of the High Yield Bond Fund;

 . shares acquired through reinvestment of dividends and other distributions;

 . shares of the High Yield Bond Fund in an account which is closed by us because it fails to meet minimum balance requirements; and

 . shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Yield Bond Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Yield Bond Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The High Yield Bond Fund will use the "first-in, first out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
--------------------------------------------------------------------------------

Information Concerning All Funds


 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Funds' custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the Fund being purchased.
--------------------------------------------------------------------------------

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Fixed Income Fund--Institutional Class                         CUSIP #61735K836
Short-Term Fixed Income Fund--Institutional Class                     61735K828
Municipal Bond Fund--Institutional Class                              61735K810
Short-Term Municipal Bond--Institutional Class                        61735K794
High Yield Bond Fund--Institutional Class                             61735K646
Morgan Grenfell Investment Trust                                INSTFIPRO
                                                                (02/01)

Distributed by:                                                 811-8006
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                             [LOGO]

                                                   Mutual Fund
                                                          Prospectus
                                                               February 28, 2001


                                                             Institutional Class
Emerging Markets Debt Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal         [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------

of the Emerging Markets Debt Fund--Institutional Class

Goal: The Fund seeks total return.
Core Strategy: The Fund invests primarily in fixed income securities of issuers in countries with new or emerging securities markets.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the high yield/high risk fixed income securities of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. The Fund may invest more than 25% of its total assets in the sovereign debt securities of Argentina, Brazil and Mexico. In managing the Fund, we pick securities by using a combination of country selection and individual security selection.

The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund-- Institutional Class

Overview of the Emerging Markets Debt Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Emerging Markets Debt Fund

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Other Investments..........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   9

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of the Emerging Markets Debt Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. These risks are higher for below investment grade bonds ("junk bonds'). For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods; or

 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in Argentina, Brazil and Mexico, it could be particularly susceptible to the effects of political and economic developments in these countries;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Emerging Markets Debt Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Emerging Markets Debt Fund if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Emerging Markets Debt Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

            Overview of the Emerging Markets Debt Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on August 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the JP Morgan Emerging Markets Bond Plus Index over the last one year, five years and since inception. The index is a passive measure of emerging debt market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. It is a model, not an actual portfolio. The index includes US dollar- and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments. It tracks instruments issued in Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1995     20.02%
                                1996     33.47%
                                1997     12.51%
                                1998    -34.28%
                                1999     28.37%
                                2000     18.69%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 16.99% (second quarter 1995) and lowest quarterly return of Institutional Class shares was -34.74% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.



 Performance for Periods Ended December 31, 2000

                                Average Annual Returns
                                       Since Inception
                    1 Year 5 Years (August 4, 1994)/1/

  Emerging Markets
   Debt Fund--
   Institutional
   Class            18.69%  8.40%                9.20%
 -----------------------------------------------------
  JP Morgan
   Emerging
   Markets Bond
   Plus Index       15.66% 14.46%               15.15%
 -----------------------------------------------------

 /1/ The JP Morgan Emerging Markets
 Bond Plus Index average is calculated
 from July 31, 1994.
--------------------------------------------------------------------------------

Overview of the Emerging Markets Debt Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Emerging Markets Debt Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.00%

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees And Expenses

     Percentage of Average
       Daily Net Assets/1/

  Management Fees                     1.00%
 ----------------------------------------------
  Distribution and Service (12b-1)
   Fees                                None
 ----------------------------------------------
  Other Expenses                      0.36%
 ----------------------------------------------
  Total Annual Fund Operating
   Expenses                           1.36%
 ----------------------------------------------
  Less: Fee Waivers or Expense
   Reimbursements                    (0.36%)/1/
 ----------------------------------------------
  Net Expenses                        1.00%
 ----------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years

       $102                   $395                              $710                             $1,604
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Emerging Markets Debt Fund--Institutional Class

OBJECTIVE

The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, the portfolio management team uses an approach that combines country selection with individual security selection.

Countries are selected according to macro-economic factors such as inflation, interest rates, monetary and fiscal policies and the political climate. Short-term factors such as market sentiment, capital flows and new issues are also evaluated.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 year around the Fund's benchmark index. PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests in high yield/high risk fixed income securities (junk bonds) of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.

The Fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. The Fund may invest in fixed income securities of any credit quality, including securities not
--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

High yield/high risk fixed income securities are lower quality securities rated by a nationally recognized statistical rating organization below its top four long-term categories, or if unrated, judged by the investment adviser to be of comparable credit quality.
paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.

The Fund may invest more than 25% of its total assets in the sovereign debt securities of Argentina, Brazil and Mexico.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies, and

 . political climate.

The portfolio management team also considers short-term factors such as:

 . market sentiment,

 . capital flows, and

 . new issue programs.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may invest up to 35% its total assets in domestic and foreign cash equivalents and US investment grade fixed income securities.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class

We may also use as secondary investments, various instruments commonly known as "derivatives' to control volatility and achieve desired currency weightings in a cost effective manner. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in US or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Risk Related to Investing in Junk Bonds. High yield/high risk securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a high risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in high yield/high risk securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuer may not be able to make timely payments on the interest and principal on the bonds they have issued. The Fund's investment in fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Emerging Market Risk. Because the Fund invests in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 .  Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.
--------------------------------------------------------------------------------

     A Detailed Look at the Emerging Markets Debt Fund--Institutional Class


 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Argentina, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market also could affect the Fund adversely by reducing the relative attractiveness of bonds as an investment.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002. Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment adviser for the Fund. As investment adviser, DeAMIS makes the Fund's investment decisions. DeAMIS buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and
--------------------------------------------------------------------------------
Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class

dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year.

DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2000, managed approximately $9 billion in assets.

DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

David Dowsett, Portfolio Manager, Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined the investment adviser in 1994.

 . Analyst for the consumer and capital goods sectors.

 . Seven years of investment industry experience.

 . BA, Durham University

Brett Diment, Director, Fixed Income, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1991.

 . Analyst for Continental european markets and manages global fixed income, balanced and cash-based portfolios for international clients.

 . 11 years of investment industry experience.

 . B.Sc. from the London School of Economics

Other Services. DeAM, Inc., an affiliate of DeAMIS, provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

     A Detailed Look at the Emerging Markets Debt Fund--Institutional Class


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction                 Tax Status
  Income dividends            Ordinary income
 --------------------------------------------
  Short-term capital gains
  distributions               Ordinary income
 --------------------------------------------
  Long-term capital gains     Long-term
  distributions               capital gains
 --------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term capital
  owned more than one    gains or losses
  year
 -----------------------------------------------------
  Your sale of shares    Generally, short-term capital
  owned for one year or  gains or losses; losses
  less                   subject to special rules.
 -----------------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.


Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.
--------------------------------------------------------------------------------

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class


How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to the Deutsche
         Asset Management Fund you have
         selected to the Service Center.
         The addresses are shown under "How
         to contact the Deutsche Asset
         Management Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:  021001033
Attn:         Deutsche Asset Management/
              Mutual Funds
DDA No.:      00-226-296
FBO:          (Account name)
              (Account number)
Credit:       Emerging Markets Debt
              Fund--Institutional Class
              356

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent might charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.
--------------------------------------------------------------------------------

    A Detailed Look at the Emerging Markets Debt Fund--Institutional Class

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
-------------------------------------------------------------------------------

A Detailed Look at the Emerging Markets Debt Fund--Institutional Class

The table below helps you understand the performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                           For the Years Ended
                                  2000      1999     1998       1997      1996
  Per share operating
   performance:
  Net asset value, beginning
   of year                    $   5.80  $   5.82  $ 11.95   $  13.36  $  10.55
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment income           0.60      0.19     1.81       1.05      1.21
 ------------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss) on
   investments and foreign
   currencies                     0.81      0.69    (4.12)      0.40      2.60
 ------------------------------------------------------------------------------
  Total from investment
   operations                     1.41      0.88    (2.31)      1.45      3.81
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income          (0.24)    (0.90)   (1.32)     (1.32)    (1.00)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions         --        --     (2.50)     (1.54)      --
 ------------------------------------------------------------------------------
  Total distributions            (0.24)    (0.90)   (3.82)     (2.86)    (1.00)
 ------------------------------------------------------------------------------
  Net asset value, end of
   year                       $   6.97  $   5.80  $  5.82   $  11.95  $  13.36
 ------------------------------------------------------------------------------
  Total investment return        25.08%    17.86%  (30.35)%    12.03%    38.42%
 ------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of year
   (000 omitted)              $284,631  $340,365  $55,684   $187,455  $102,431
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and including
   interest expense)              1.01%       --%      --%        --%       --%
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and including
   interest expense)              1.37%     1.40%    1.31%      1.47%     1.92%
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and excluding
   interest expense)              1.00%     1.00%    1.05%      1.32%     1.50%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets                         8.29%    10.90%    9.82%      7.15%    10.15%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets (excluding expense
   limitations)                   7.93%    10.50%    9.56%      7.00%     9.73%
 ------------------------------------------------------------------------------
  Portfolio turnover               359%      397%     638%       472%      227%
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                                 Deutsche Asset Management Service Center
                                 P.O. Box 219210
                                 Kansas City, MO 64121

or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Emerging Markets Debt Fund--Institutional Class
                                                            CUSIP
Morgan Grenfell Investment Trust                            #61735K869

Distributed by:                                             356PRO (02/01)

ICC Distributors, Inc.                                      811-8006
Two Portland Square
Portland, ME 04101

                                               [LOGO]

                                                      Mutual Fund
                                                            Prospectus
                                                               February 28, 2001

                                                            Investment Class


Fixed Income Fund
Municipal Bond Fund
Short-Term Municipal Bond Fund
High Yield Bond Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal         [LOGO]
offense.]

Table of Contents

Fixed Income Fund...........................................................   3
Municipal Bond Fund.........................................................  11
Short-Term Municipal Bond Fund..............................................  19
High Yield Bond Fund........................................................  26
Information Concerning All Funds............................................  34
Management of the Funds.....................................................  34
Calculating a Fund's Share Price............................................  34
Performance Information.....................................................  35
Dividends and Distributions.................................................  35
Tax Considerations..........................................................  35
Buying and Selling Fund Shares..............................................  36

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Fixed Income Fund--Investment Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.
--------------------------------------------------------------------------------

Fixed Income Fund--Investment Class

Overview of the Fixed Income Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Fixed Income Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Financial Highlights........................................................  10

--------------------------------------------------------------------------------

Overview of the Fixed Income Fund--Investment Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                        Overview of the Fixed Income Fund--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on February 11, 1998 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year and since the inception of the class. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

                                  [BAR CHART]

Year-by-Year Returns
(each full calendar year since inception)

                                 1999    -0.79%
                                 2000    11.75%

For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 4.37% (fourth quarter 2000) and the lowest quarterly return for Ivestment Class shares was -0.74% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Period Ended December 31, 2000

                          Average Annual Returns
                                  Since Inception
                    1 Year (February 11, 1998)/1/
  Fixed Income
   Fund--
   Investment Class 11.75%                  5.87%
 ------------------------------------------------
  Lehman Brothers
   Aggregate
   Bond Index       11.63%                  6.30%
 ------------------------------------------------

 /1/ The Lehman Brothers Aggregate
 Bond Index average is calculated from
 February 28, 1998.
--------------------------------------------------------------------------------

Overview of the Fixed Income Fund--Investment Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.79%. /2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.40%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder servicing
   fee)                                    0.39%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.79%/1/
 --------------------------------------------------


 Expense Example/2/

  1 Year                 3 Years                             5 Years                             10 Years
    $81                    $252                                $439                                 $978
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Fixed Income Fund--Investment Class

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . use credit analysis to determine the issuer's ability to fulfill its contracts; and

 . subordinate sector weightings to individual bonds that may add above-market value.
--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Investment Class


OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.
--------------------------------------------------------------------------------

                 A Detailed Look at the Fixed Income Fund--Investment Class


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Fund Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in mortgage- and asset-backed securities.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset-backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

 . Analyst specializing in asset-backed securities and government securities.
--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                            For the         For the Period
                                        Years Ended   February 11, 1998/2/
                                        October 31,                through
                                        2000    1999      October 31, 1998
  Per share operating performance:
  Net asset value, beginning of
   period                            $ 10.17  $10.88                $10.75
 -----------------------------------------------------------------------------
  Income from investment operations
  Net investment income                 0.59    0.61                  0.45
 -----------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investment transaction     0.07   (0.54)                 0.13
 -----------------------------------------------------------------------------
  Total from investment operations      0.66    0.07                  0.58
 -----------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income                (0.59)  (0.61)                (0.45)
 -----------------------------------------------------------------------------
  Net realized gain from investment
   transactions                           --   (0.17)                   --
 -----------------------------------------------------------------------------
  Total distributions                  (0.59)  (0.78)                (0.45)
 -----------------------------------------------------------------------------
  Net asset value, end of period     $ 10.24  $10.17                $10.88
 -----------------------------------------------------------------------------
  Total investment return               7.19%   0.65%                 5.28%
 -----------------------------------------------------------------------------
  Supplemental data and ratios:
 -----------------------------------------------------------------------------
  Net assets, end of period (000s
   omitted)                          $13,469  $7,389                $1,533
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and including
   interest expense)                    0.79%     --%                   --%
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (excluding expense
   limitations and including
   interest expense)                    0.79%   0.80%                 0.87%/3/
 -----------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and excluding
   interest expense)                    0.79%   0.80%                 0.80%/3/
 -----------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                   6.40%   5.86%                 5.77%/3/
 -----------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets (excluding
   expense limitations)                 6.40%   5.86%                 5.70%/3/
 -----------------------------------------------------------------------------
  Portfolio turnover rate                116%    157%                  122%
 -----------------------------------------------------------------------------

/1/On February 28, 2000 the Service Shares were renamed the Investment Class. /2/Commencement of operations.
/3/Annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Municipal Bond Fund--Investment Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.
--------------------------------------------------------------------------------

Municipal Bond Fund--Investment Class

Overview of the Municipal Bond Fund

Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14

A Detailed Look at the Municipal Bond Fund

Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  15
Risks.......................................................................  16
Financial Highlights........................................................  18

--------------------------------------------------------------------------------

Overview of the Municipal Bond Fund--Investment Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                          Overview of Municipal Bond Fund--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on July 30, 1997 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one year and since inception of the Investment Class shares. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

                                   [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                               1998     5.28%
                               1999    -1.56%
                               2000     8.47%

For the periods shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 2.93% (fourth quarter 2000) and the lowest quarterly return for Investment Class shares was -1.01% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Period ended December 31, 2000

                         Average Annual Returns
                                Since Inception
                      1 Year (July 30, 1997)/1/
  Municipal Bond
   Fund--
   Investment Class    8.47%       4.40%
 ----------------------------------------------
  Lehman 5 Year G.O.
   Index               7.68%       4.78%
 ----------------------------------------------

 /1/The Lehman 5 Year G.O. Index
 average is calculated from July 31,
 1997.

--------------------------------------------------------------------------------

Overview of the Municipal Bond Fund--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Annual Fees and Expenses

                                       Percentage of Average
                                            Daily Net Assets

  Management Fees                                      0.40%
 --------------------------------------------------------------
  Distribution and Service (12b-1) Fees                 None
 --------------------------------------------------------------
  Other Expenses (including a 0.25%                    0.40%
   shareholder servicing fee)
 --------------------------------------------------------------
  Total Annual Fund Operating Expenses                 0.80%/1/
 --------------------------------------------------------------


 Expense Example/2/

      1 Year       3 Years        5 Years         10 Years

      $82          $255           $444            $990
      ---------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look
--------------------------------------------------------------------------------

at the Municipal Bond Fund--Investment Class


OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds.

The Fund invests primarily in high quality bonds (those rated within the top-three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.
--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has had a low portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at the Municipal Bond Fund--Investment Class

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.


RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Fund Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1999.

 . Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from
  1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

--------------------------------------------------------------------------------

               A Detailed Look at the Municipal Bond Fund--Investment Class

Daniel Scholl, Vice President, Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax-exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1989.

 . Fixed income research analyst.
--------------------------------------------------------------------------------

A Detailed Look at the Municipal Bond Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the jpast four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                                  For the Period
                                                                July 30, 1997/2/
                            For the Years Ended October 31,              through
                                 2000        1999         1998  October 31, 1997
Per share operating
 performance:
Net asset value,
 beginning of period      $     10.66  $    11.30   $    11.11            $11.11
 -----------------------------------------------------------------------------------
Income from investment
 operations:
Net investment income            0.53        0.49         0.50              0.14
 -----------------------------------------------------------------------------------
Net realized and
 unrealized gain (loss)
 on investment
 transactions                    0.11       (0.59)        0.19                --/3/
 -----------------------------------------------------------------------------------
Total from investment
 operations                      0.64       (0.10)        0.69              0.14
 -----------------------------------------------------------------------------------
Distributions to
 shareholders
Net investment income           (0.53)      (0.49)       (0.50)            (0.14)
 -----------------------------------------------------------------------------------
Net realized gain from
 investment transactions           --       (0.05)          --                --
 -----------------------------------------------------------------------------------
Total distributions             (0.53)      (0.54)       (0.50)            (0.14)
 -----------------------------------------------------------------------------------
Net asset value, end of
 period                   $     10.77  $    10.66   $    11.30            $11.11
 -----------------------------------------------------------------------------------
Total investment return          6.21%      (1.01)%       6.42%             1.22%
 -----------------------------------------------------------------------------------
Supplemental data and
 ratios:
Net assets, end of
 period (000s omitted)    $    12,468  $    7,172   $    5,126            $  192
 -----------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 (including expense
 limitations and
 including interest
 expense)                        0.80%         --%          --%               --%
 -----------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 (excluding expense
 limitations and
 including interest
 expense)                        0.83%       0.82%        0.85%             0.85%/4/
 -----------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 (including expense
 limitations and
 excluding interest
 expense)                        0.80%       0.80%        0.79%             0.79%/4/
 -----------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                          5.01%       4.33%        4.41%             4.95%/4/
 -----------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets (excluding
 expense limitations)            4.98%       4.31%        4.35%             4.89%/4/
 -----------------------------------------------------------------------------------
Portfolio turnover rate            29%         27%          42%               67%
 -----------------------------------------------------------------------------------

 /1/On February 28, 2000 the Service Shares were renamed the Investment Class. /2/Commencement of Operations.
 /3/Less than $0.01.
 /4/Annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Short-Term Municipal Bond Fund--Investment Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.
INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund--Investment Class

Overview of the Short-Term Municipal Bond Fund

Goal........................................................................  19
Core Strategy...............................................................  19
Investment Policies and Strategies..........................................  19
Principal Risks of Investing in the Fund....................................  20
Who Should Consider Investing in the Fund...................................  20
Total Returns, After Fees and Expenses......................................  21
Annual Fund Operating Expenses..............................................  22

A Detailed Look at the Short-Term Municipal Bond Fund

Objective...................................................................  23
Strategy....................................................................  23
Principal Investments.......................................................  23
Investment Process..........................................................  23
Other Investments...........................................................  23
Risks.......................................................................  24
Financial Highlights........................................................  25

--------------------------------------------------------------------------------

Overview of the Short-Term Municipal Bond Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 . unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

           Overview of the Short-Term Municipal Bond Fund--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on December 3, 1997 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.


 Performance for Period Ended December 31, 2000

                          Average Annual Returns
                                 Since Inception
                    1 Year (December 3, 1997)/1/
  Short-Term
   Municipal
   Bond--
   Investment
   Class             6.18%                 4.20%
 -----------------------------------------------
  iMoneyNet All
   Tax-Free Money
   Funds Average     3.54%                 3.08%
 -----------------------------------------------

 /1/i MoneyNet All Tax-Free Money
 Funds Average is calculated from
 November 30, 1997.
--------------------------------------------------------------------------------

Overview of the Short-Term Municipal Bond Fund--Investment Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Short-Term Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

 Annual Fees and Expenses

                                        Percentage of Average
                                             Daily Net Assets

  Management Fees                                       0.40%
 ---------------------------------------------------------------
  Distribution and Service (12b-1) Fees                  None
 ---------------------------------------------------------------
  Other Expenses (including a 0.25%
   shareholder servicing fee)                           0.40%
 ---------------------------------------------------------------
  Total Annual Fund Operating Expenses                  0.80%/1/
 ---------------------------------------------------------------


 Expense Example/2/

     1 Year            3 Years            5 Years          10 Years

        $82               $255               $444              $990
 ------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look
--------------------------------------------------------------------------------

at the Short-Term Municipal Bond Fund--Investment Class

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 . They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 . They have received a comparable short-term or other rating.

 . They are unrated securities that the investment adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.
may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . use credit analysis to determine the issuer's ability to fulfill its contracts;

 . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

 . look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.
--------------------------------------------------------------------------------

A Detailed Look at the Short-Term Municipal Bond Fund--Investment Class


RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1999.

 . Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from
  1995 to 1999.

 . Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1998.

 . Prior to that, Special Assistant for Economic Development to Governor Tom
  Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 . Analyst specializing in tax exempt municipals.

 . MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1989.

 .Fixed income research analyst.

--------------------------------------------------------------------------------

    A Detailed Look at the Short-Term Municipal Bond Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                           For the Years     For the Period
                                                   Ended        December 3,
                                             October 31,    1997/2/ through
                                             2000    1999  October 31, 1998
  Per share operating performance:
  Net asset value, beginning of period     $10.11  $10.37            $10.28
 ------------------------------------------------------------------------------
  Income from investment operations
  Net investment income                      0.47    0.37              0.39
 ------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investment transactions                0.05   (0.26)             0.09
 ------------------------------------------------------------------------------
  Total from investment operations           0.52    0.11              0.48
 ------------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income                     (0.47)  (0.37)            (0.39)
 ------------------------------------------------------------------------------
  Net realized gain from investment
   transactions                                --      --                --
 ------------------------------------------------------------------------------
  Total distributions                       (0.47)  (0.37)            (0.39)
 ------------------------------------------------------------------------------
  Net asset value, end of period           $10.16  $10.11            $10.37
 ------------------------------------------------------------------------------
  Total investment return                    5.24%   1.08%             4.81%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s
   omitted)                                  $192    $268              $436
 ------------------------------------------------------------------------------
  Ratio of expenses to average net assets
   (including expense limitations and
   including interest expense)               0.80%     --%               --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average net assets
   (excluding expense limitations and
   including interest expense)               0.96%   1.00%             1.02%/3/
 ------------------------------------------------------------------------------
  Ratio of expenses to average net assets
   (including expense limitations and
   excluding interest expense)               0.80%   0.80%             0.80%/3/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                        4.78%   3.91%             4.20%/3/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets
   (excluding expense limitations)           4.62%   3.71%             3.98%/3/
 ------------------------------------------------------------------------------
  Portfolio turnover rate                      52%     64%               26%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Service Shares were renamed the Investment Class. /2/Commencement of operations.
 /3/Annualized.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the High Yield Bond Fund--Investment Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.
Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.
--------------------------------------------------------------------------------

High Yield Bond Fund--Investment Class

Overview of the High Yield Bond Fund

Goal........................................................................  26
Core Strategy...............................................................  26
Investment Policies and Strategies..........................................  26
Principal Risks of Investing in the Fund....................................  27
Who Should Consider Investing in the Fund...................................  27
Total Returns, After Expenses...............................................  28
Fees and Expenses of the Fund...............................................  29

A Detailed Look at the High Yield Bond Fund

Objective...................................................................  30
Strategy....................................................................  30
Principal Investments.......................................................  30
Investment Process..........................................................  30
Other Investments...........................................................  31
Risks.......................................................................  31
Portfolio Manager...........................................................  32
Financial Highlights........................................................  33

--------------------------------------------------------------------------------

                     Overview of the High Yield Bond Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 . the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 . securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

 . the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.

 . deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 .  the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.
--------------------------------------------------------------------------------
Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Investment Class

TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on September 15, 1998 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the CS First Boston High Yield Index over the last year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid prices from traders, constructed to mirror the global high yield debt market.

[BAR CHART]

Year-by-Year Returns
(each full calendar year since inception)

1999     15.36%
2000     -7.51%

For the period shown in the bar chart, the highest return for Investment Class shares was 7.06% (fourth quarter 1999) and the lowest quarterly return for Investment Clas shares was -8.76% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.


 Performance For Period Ended December 31, 2000

                              Average Annual Returns
                                     Since Inception
                     1 Year  (September 15, 1998)/1/
  High Yield Bond
   Fund--
   Investment
   Class             (7.51)%                   5.79%
 ---------------------------------------------------
  CS First Boston
   High Yield Index  (5.21)%                   0.26%
 ---------------------------------------------------

 /1/ The CS First Boston High Yield
 Index average is calculated from
 September 30, 1998.
--------------------------------------------------------------------------------

                     Overview of the High Yield Bond Fund--Investment Class

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the High Yield Bond Fund. The Other Expenses included in the Annual Fees and Expenses Table are estimated.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------

/1/The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.
/2/The investment adviser and administrator have contractually agreed, for the 16 month period beginning October 31, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.90%.
/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Shareholder Fees
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on
   Purchases                            None
 ----------------------------------------------
  Maximum Sales Charge on Reinvested
   Dividends                            None
 ----------------------------------------------
  Maximum Short-Term Redemption Fee
   (as a percentage of amount
   redeemed, as applicable)            2.00%/1/
 ----------------------------------------------


 Annual Fund Operating Expenses
 (fees paid from Fund Assets)

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.50%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder servicing
   fee)                                    0.45%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.95%
 ---------------------------------------------------
  Less Fee Waivers or
   Expense Reimbursements                 (0.05%)/2/
 ---------------------------------------------------
  Net Expenses                             0.90%
 ---------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

        $92                   $298                              $521                             $1,162
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the High Yield Bond Fund--Investment Class

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down' and a "bottom-up' approach to select investments. We use a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves using both a "top-down' approach, first focusing on sector allocations and a "bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 . analyze economic conditions for improving or undervalued sectors and industries;

 . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;
--------------------------------------------------------------------------------
Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.
--------------------------------------------------------------------------------

              A Detailed Look at the High Yield Bond Fund--Investment Class


 . assess new issues versus secondary market opportunities; and

 . seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives.' In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Investment Class


Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 . as a substitute for purchasing or selling securities or foreign currencies;

 . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 . in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of Deutsche Asset Management

 . Joined the investment adviser in March 1998.

 . Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to
  1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks ("hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

--------------------------------------------------------------------------------

              A Detailed Look at the High Yield Bond Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                      For the Years          For the Period
                                              Ended   September 15, 1998/2/
                                        October 31,                 through
                                        2000    1999       October 31, 1998
  Per share operating performance:
  Net asset value, beginning of
   period                             $ 9.07  $ 8.71                 $10.28
 ------------------------------------------------------------------------------
  Income from investment operations:
  Net investment income                 1.10    1.00                   0.11
 ------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investment transactions   (0.84)   0.36                  (1.57)
 ------------------------------------------------------------------------------
  Total from investment operations      0.26    1.36                  (1.46)
 ------------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income                (1.10)  (1.00)                 (0.11)
 ------------------------------------------------------------------------------
  Net realized gain from investment
   transactions                           --      --                     --
 ------------------------------------------------------------------------------
  Total distributions                  (1.10)  (1.00)                 (0.11)
 ------------------------------------------------------------------------------
  Net asset value, end of period      $ 8.23  $ 9.07                 $ 8.71
 ------------------------------------------------------------------------------
  Total investment return/3/            2.34%  16.07%                  0.27%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s
   omitted)                           $3,128  $2,875                 $   81
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and including
   interest expense)                    0.91%     --%                    --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (excluding expense
   limitations and including
   interest expense)                    0.96%   1.00%                  1.05%/4/
 ------------------------------------------------------------------------------
  Ratio of expenses to average net
   assets (including expense
   limitations and excluding
   interest expense)                    0.90%   0.90%                  0.90%/4/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                  12.96%  11.24%                 11.89%/4/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets
   (excluding expense limitations)     12.91%  11.14%                 11.74%/4/
 ------------------------------------------------------------------------------
  Portfolio turnover rate                151%    180%                   131%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Service Shares were renamed the Investment Class. /2/Commencement of operations.
 /3/Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.
 /4/Annualized.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for each Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. The Funds' investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Funds' investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the year.

                                Percentage of
                                Average Daily
  Fund                             Net Assets
  Fixed Income Fund                     0.40%
 --------------------------------------------
  Municipal Bond Fund                   0.40%
 --------------------------------------------
  Short-Term Municipal Bond
  Fund                                  0.40%
 --------------------------------------------
  High Yield Bond Fund                  0.50%
 --------------------------------------------

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $16 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net
Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Funds' policy is to distribute to shareholders all or substantially all of its net investment income and net capital gains in the form of income dividends and capital gain distributions. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions will be paid at least annually. A Fund also may pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income of excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends' from the Municipal Bond Fund and the Short-Term Municipal Bond Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction                                          Tax Status
  Income dividends                                     Ordinary income
  (except exempt-
  interest dividends)
 ------------------------------------------------------------
  Short-term capital                                   Ordinary income
  gains distributions
 ------------------------------------------------------------
  Long-term capital                                    Long-term capital
  gains distributions                                  gains
 ------------------------------------------------------------

The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction                                          Tax Status
  Your sale of shares                                  Generally, long-term
  owned more than one                                  capital gains or
  year                                                 losses
 ------------------------------------------------------------
  Your sale of shares                                  Generally, short-term
  owned for one year or                                capital gains or
  less                                                 losses; losses subject
                                                       to special rules
 ------------------------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.
--------------------------------------------------------------------------------

Information Concerning all Funds


The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment advisor, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

Initial purchase:                                        Minimum amount:
 A standard account                                               $2,000
 An IRA account                                                   $1,000
 An automatic investment plan account                             $1,000
Qualified retirement plans (such as 401(k), pension or
profit sharing plan)                                              $    0
Subsequent purchase:
 A standard account                                               $  100
 An IRA account                                                   $  100
 An automatic investment plan account                             $  100
Account balance:
 Non-retirement account                                           $1,000
 An IRA account                                                     None

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Short-Term Redemption Fee

The High Yield Bond Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Yield Bond Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond Fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond Fund. The short-term redemption fee does not apply to:

 . shares purchased before December 1, 2000;

 . exchanges into another class of shares of the High Yield Bond Fund;

 . shares acquired through reinvestment of dividends and other distributions;

 . shares of the High Yield Bond Fund in an account which is closed by us because it fails to meet minimum balance requirements; and

 . shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Yield Bond Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Yield Bond Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The High Yield Bond Fund will use the "first-in, first out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to
  th     e Fund by the next business day. You should contact your
--------------------------------------------------------------------------------

                                                Information Concerning all Funds

 service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Fixed Income Fund--Investment Class                             CUSIP #61735K760
                                                                      61735K737
Municipal Bond Fund--Investment Class
                                                                      61735K729
Short-Term Municipal Bond Fund--Investment Class
                                                                      61735K596
High Yield Bond Fund--Investment Class
Morgan Grenfell Investment Trust                                INVFIPRO
                                                                (02/01)

Distributed by:                                                 811-08006
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                             [LOGO]

                                                   Mutual Fund
                                                         Prospectus
                                                               February 28, 2001

                                                                Investment Class

Smaller Companies Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal       [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------

of the Smaller Companies Fund--Investment Class

Goal: The Fund seeks capital appreciation, with current income as a secondary objective.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of US small capitalization companies.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in the equity and equity related securities of US small capitalization companies. In managing the Fund, we use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analyses with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------

Smaller Companies Fund--Investment Class

Overview of the Smaller Companies Fund

Goal........................................................................   2
Core Strategy...............................................................   2
Investment Policies and Strategies..........................................   2
Principal Risks of Investing in the Fund....................................   3
Who Should Consider Investing in the Fund...................................   3
Total Returns, After Fees and Expenses......................................   4
Annual Fund Operating Expenses..............................................   5

A Detailed Look at the Smaller Companies Fund

Objective...................................................................   6
Strategy....................................................................   6
Principal Investments.......................................................   6
Investment Process..........................................................   6
Other Investments...........................................................   6
Risks.......................................................................   7
Management of the Fund......................................................   7
Calculating the Fund's Share Price..........................................   8
Performance Information.....................................................   8
Dividends and Distributions.................................................   9
Tax Considerations..........................................................   9
Buying and Selling Fund Shares..............................................   9
Financial Highlights........................................................  11

--------------------------------------------------------------------------------

                   Overview of the Smaller Companies Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

 . stocks that the investment adviser has selected could perform poorly; or

 .the stock market could perform poorly in the US.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Smaller Companies Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Smaller Companies Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or to investors in large- and medium-capitalization stocks. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the Smaller Companies Fund--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on July 11, 1997 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the S&P Small Cap 600 Index over the last one year and since inception. The index is a passive measure of US small capitalization equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Small Cap 600 Index is an unmanaged domestic equity securities index consisting of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the index proportionate to its market value. The index is a widely accepted benchmark of US small capitalization equity market performance. It is a model, not an actual portfolio.


                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1998     0.73%
                                1999    35.15%
                                2000    14.14%

For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 26.75% (fourth quarter 1999) and the lowest quarterly return for Investment Class shares was -23.04% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Period Ended December 31, 2000

                         Average Annual Returns
                                Since Inception
                      1 Year (July 11, 1997)/1/
  Smaller Companies
   Fund--Investment
   Class              14.14%             15.39%
 ----------------------------------------------
  S&P 600 Index       11.81%              8.32%
 ----------------------------------------------

 /1/ The S&P 600 Index average is
 calculated from July 31, 1997.
--------------------------------------------------------------------------------

                   Overview of the Smaller Companies Fund--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Smaller Companies Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/2/For the first 12 months, the expense example takes into account fee waivers or reimbursements.


 Annual Fees and Expenses

                                Percentage of Average
                                     Daily Net Assets


  Management Fees                            1.00%
 ----------------------------------------------------
  Distribution and
   Service (12b-1) Fees                       None
 ----------------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder servicing
   fee)                                      2.40%
 ----------------------------------------------------
  Total Annual Fund
   Operating Expenses                        3.40%
 ----------------------------------------------------
  Less: Fee Waivers or Expense
   Reimbursements                          (1.90)%/1/
 ----------------------------------------------------
  Net Expenses                               1.50%
 ----------------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years

     $153                     $868                            $1,606                             $3,557
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Smaller Companies Fund--Investment Class

OBJECTIVE

The Fund seeks capital appreciation, with current income as a secondary objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of US smaller capitalization companies. The investment adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of
--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
 return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization for smaller cap companies with growth and profitability.

The team looks for various financial attributes that set these companies apart, including:

 . Evidence of above-average growth in revenues and earnings; and

 . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in investment grade fixed income securities, stocks of medium and large capitalization companies, securities of foreign issuers and in cash.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

           A Detailed Look at the Smaller Companies Fund--Investment Class


Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with equity investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Small Company Risk. The Fund's investments in small capitalization companies will be more susceptible to share price fluctuations since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the US stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. Risks associated with derivatives include that:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York 10006, acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of November 30, 2000, managed approximately $16.9 billion in assets.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
-------------------------------------------------------------------------------

A Detailed Look at the Smaller Companies Fund--Investment Class


Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 . 28 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John P. Callaghan, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology, health care and utility sectors.

 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 18 years of investment industry experience.

 . MBA from Harvard Business School.

Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 2000.

 . Portfolio manager with primary focus on the consumer and capital goods sectors.

 . Vice President of Mutual of America from 1993 to 2000.

 . 19 years of financial industry experience.

 . MBA from New York University's Stern School of Business.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer, or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

           A Detailed Look at the Smaller Companies Fund--Investment Class

performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status

  Your sale of shares    Generally, long-
  owned more than one    term capital gains
  year                   or losses
 ------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses; losses
                         subject to special
                         rules
 ------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

The Fund has adopted a service plan for its Investment Class shares. Under the plan, the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

Initial purchase:                                              Minimum amount:
 A standard account                                                     $2,000
 An IRA account                                                         $1,000
 An automatic investment plan account                                   $1,000
 Qualified retirement plans (such as 401(k), pension or profit
  sharing plan)                                                         $    0
Subsequent purchase:
 A standard account                                                     $  100
 An IRA account                                                         $  100
 An automatic investment plan account                                   $  100
Account balance:
 Non-retirement account                                                 $1,000
 An IRA account                                                           None

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.
-------------------------------------------------------------------------------

A Detailed Look at the Smaller Companies Fund--Investment Class


Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------

           A Detailed Look at the Smaller Companies Fund--Investment Class


The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                            For the Period
                                                          July 11, 1997/1/
                                For the Years Ended                through
                                 2000     1999     1998   October 31, 1997
  Per share operating
   performance:
  Net asset value, beginning
   of period                   $13.91   $11.18   $14.71             $13.77
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses in
   excess of) income            (0.16)    0.00    (0.05)             (0.03)
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investment     5.75     2.76    (1.80)              0.97
 ------------------------------------------------------------------------------
  Total from investment
   operations                    5.59     2.76    (1.85)              0.94
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income            --    (0.03)      --                 --
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions         --       --    (1.68)                --
 ------------------------------------------------------------------------------
  Total distributions              --    (0.03)   (1.68)                --
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                      $19.50   $13.91   $11.18             $14.71
 ------------------------------------------------------------------------------
  Total investment return       40.16%   24.74%  (13.79)%             7.45%
 ------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of period
   (000 omitted)               $  470   $  340   $  997             $    6
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets            1.50%    1.50%    1.50%              1.50%/2/
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding
   expense limitations)          3.40%    3.98%    2.76%              2.79%/2/
 ------------------------------------------------------------------------------
  Ratio of net investment
   (expense in excess of)
   income to
   average net assets           (2.17)%  (1.03)%   0.09%             (0.77)%/2/
 ------------------------------------------------------------------------------
  Ratio of expenses in excess
   of investment income to
   average net assets
   (excluding expense
   limitations)                 (4.07)%  (3.51)%  (1.17)%            (2.06)%/2/
 ------------------------------------------------------------------------------
  Portfolio turnover              122%     105%     108%               122%
 ------------------------------------------------------------------------------

 /1/Inception date for Investment Class shares of the Fund was July 11, 1997. /2/Annualized.
-------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                               Deutsche Asset Management Service Center
                               P.O. Box 219210
                               Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Smaller Companies Fund--Investment Class                        CUSIP
Morgan Grenfell Investment Trust                                #61735K745
                                                                366PRO (02/01)

Distributed by:
ICC Distributors, Inc.                                          811-8006
Two Portland Square
Portland, ME 04101

                                             [LOGO]


                                                       Mutual Fund
                                                           Prospectus
                                                               February 28, 2001

                                                                   Premier Class

European Equity Fund

[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal              [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------
of the European Equity Fund--Premier Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.
INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity Fund--Premier Class

Overview of the European Equity Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the European Equity Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Management of the Fund......................................................   9
Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of the European Equity Fund--Premier Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The European Equity Fund--Premier Class requires a minimum investment of $5,000,000. You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                             Overview of the European Equity Fund--Premier Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on September 3, 1996. The bar chart shows the actual return of the Fund's Institutional Class for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital
International (MSCI) Europe Index over the last one year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

                                    [GRAPH]

Year-by-Year Returns
Institutional Class/1/
(each full calendar year since inception)

                                1997    15.54%
                                1998    22.89%
                                1999    45.43%
                                2000    96.70%

For the period shown in the bar chart, the highest return of Institutional Class Shares in any calendar quarter was 105.41% (fourth quarter 1999) and the lowest quarterly return of Institutional Class Shares was -16.78% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Period Ended December 31, 2000/2/

                                    Average Annual Returns
                                           Since Inception
                             1 Year (September 3, 1996)/3/
  European Equity
   Fund--
   Institutional Class/1/ 96.70%/4/                 42.82%
 ---------------------------------------------------------
  MSCI Europe
   Index                    (8.14)%                 16.18%
 ---------------------------------------------------------

 /1/ Institutional Class performance
 is presented because Premier Class
 shares have no performance history.
 Premier Class shares will have
 substantially similar performance
 because the shares are invested in
 the same portfolio of securities. The
 annual returns will differ only to
 the extent that Premier Class
 expenses are lower than Institutional
 Class expenses. Institutional Class
 shares are offered under a separate
 prospectus, which is available upon
 request.

 /2/ Effective December 23, 1999,
 Deutsche Asset Management, Inc.
 replaced Deutsche Asset Management
 Investment Services Limited as the
 investment adviser to the Fund.

 /3/ MSCI Europe Index performance is
 calculated from August 30, 1996.

 /4/ Past performance is not
 indicative of future results. The
 Fund's recent performance was
 achieved during favorable market
 conditions that may not be sustained.
 The Fund's performance in 2000 was
 significantly impacted by gains from
 initial public offerings (IPOs)
 during a period when the Fund's
 assets were relatively small and the
 market for IPOs was strong. There is
 no assurance that any future
 investments in IPOs by the Fund will
 have a similar effect on its future
 performance. The Fund's performance
 also benefitted from a one-time gain
 from accounting for the cancellation
 of certain shareholder trades in
 February 2000.
--------------------------------------------------------------------------------

Overview of the European Equity Fund--Premier Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Premier shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Premier shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------

/1/ Expenses are estimated because Premier Class shares are a new class of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were 1.21% and 1.91%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and administrator have contractually agreed, for the 17-month period from September 29, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.95%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses/1/

                                Percentage of Average
                                     Daily Net Assets


  Management Fees                               0.70%
 --------------------------------------------------------
  Distribution and
   Service (12b-1) Fees                          None
 --------------------------------------------------------
  Other Expenses                                1.21%
 --------------------------------------------------------
  Total Annual Fund
   Operating Expenses                           1.91%
 --------------------------------------------------------
  Less: Fee Waivers or Expense
   Reimbursements                              (0.96%)/2/
 --------------------------------------------------------
  Net Expenses                                  0.95%
 --------------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

        $97                   $507                              $942                             $2,155
 ---------------------------------------------------------------


--------------------------------------------------------------------------------
/1/ Expenses are estimated because Premier Class shares are a new class of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were 1.21% and 1.91%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and administrator have contractually agreed, for the 17-month period from September 29, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.95%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the European Equity Fund--Premier Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the 'euro,' on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class market circumstances. Recently, the Fund has had a high portfolio turnover rate.

OTHER INVESTMENTS

We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

--------------------------------------------------------------------------------

                 A Detailed Look at the European Equity Fund--Premier Class


Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for the Fund/1/. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $16.9 billion in assets.
--------------------------------------------------------------------------------
/1/DeAMIS was the Fund's investment adviser until December 23, 1999.

--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers. The following portfolio managers have been responsible for the day-to-day management of the Fund's investments since December 23, 1999:

Michael Levy, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment adviser in 1993.

 . Head of international equities, New York, responsible for overseeing the management of over $7 billion of international and global equities.

 . 30 years of business experience, 19 of them as an investment professional.

Caroline Altmann, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . 14 years of investment industry experience.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . MBA from Columbia University.

 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1993.

 . Portfolio manager with primary focus on European markets and Senior Analyst covering global telecommunications and pulp and paper.

 . Nine years of investment industry experience.

 . BS from Cornell University.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1995.

 . Five years of investment industry experience.

 . Finance and international business undergraduate degree from Pennsylvania
  State University

 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1996.

 . Six years of investment industry experience.

 . Previously, Praktikant with McKinsey & Co; 1995

 . BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard
  University-Tufts University

 . Emerging Europe and Neuer Markt analyst.

 . Degrees in mathematics and geophysics from the University of Michigan.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in the subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                 A Detailed Look at the European Equity Fund--Premier Class

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction        Tax Status

  Your sale of       Generally, long-term
  shares owned more  capital gains or losses
  than one year
 ---------------------------------------------
  Your sale of       Generally, short-term
  shares owned for   capital gains or losses
  one year or less   subject to special rules.
 ---------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor Kansas City, MO
                   64105-1716

--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class


Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $5,000,000
To add to an account     $1,000,000
Minimum account balance  $1,000,000

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to directors and trustees, of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children, without regard to the minimum investment requirements.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to Deutsche European
         Equity Fund--Premier Class--1731
         to the Service Center. The
         addresses are shown under "How to
         contact the Deutsche Asset
         Management Service Center.'

By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to Deutsche European Equity Fund--Premier Class--1731 to the Service Center. The addresses are shown above under "How to the contact Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Mutual Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  02 1001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      European Equity Fund--
             Premier Class--1731

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at
--------------------------------------------------------------------------------

                 A Detailed Look at the European Equity Fund--Premier Class

 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . You should contact your service agent if you have a dispute as to when your order was placed with a Fund.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephoning during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the Fund being purchased.
--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Premier Class


Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                              For the Period
                                                              Oct. 3, 1996/2
                              For the Years Ended October          / through
                                         31,                   Oct. 31, 1996
                               2000    1999    1998     1997
  Per share operating
   performance:
  Net asset value,
   beginning of period      $ 11.43  $13.50  $12.81  $ 10.60         $ 10.00
 -----------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (Expenses
   in Excess of) Income       (1.37)   0.29    0.15     0.25              --
 -----------------------------------------------------------------------------
  Net realized and
   unrealized gain on
   investments and
   foreign currencies         16.20    2.04    1.68     2.11            0.60
 -----------------------------------------------------------------------------
  Total from investment
   operations                 14.83    2.33    1.83     2.36            0.60
 -----------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income       (0.08)  (0.29)  (0.24)   (0.03)             --
 -----------------------------------------------------------------------------
  Realized capital gain
   from investment
   transactions                  --   (4.11)  (0.90)   (0.12)             --
 -----------------------------------------------------------------------------
  Total distributions         (0.08)  (4.40)  (1.14)   (0.15)             --
 -----------------------------------------------------------------------------
  Other capital changes/3/     2.26      --      --       --              --
 -----------------------------------------------------------------------------
  Net asset value, end of
   period                   $ 28.44  $11.43  $13.50  $ 12.81         $ 10.60
 -----------------------------------------------------------------------------
  Total investment return    149.63%  21.18%  15.36%   22.48%           6.00%
 -----------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of
   period (000 omitted)     $50,677  $  897  $5,387  $39,330         $17,902
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                    1.28%     --%     --%      --%             --%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                    1.94%   1.64%   1.13%    1.17%           1.40%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                    1.25%   0.90%   0.90%    0.90%           0.90%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average
   net assets                  0.92%   1.23%   1.12%    1.71%          (0.41)%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average net
   assets (excluding
   expense limitations)        0.26%   0.49%   0.89%    1.44%          (0.91)%
 -----------------------------------------------------------------------------
  Portfolio turnover            377%     80%     49%      45%              5%
 -----------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
 /2/Commencement of operations.
 /3/Represents one-time gain from accounting for cancellation of certain shareholder trades.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


European Equity Fund--Premier Class
Morgan Grenfell Investment Trust                                CUSIP #
                                                                61732K39
                                                                PRO (02/01)

Distributed by:                                                 811-8006
ICC Distributors, Inc.

Two Portland Square
Portland. ME 04101

                                             [LOGO]


                                                   Mutual Fund
                                                         Prospectus
                                                               February 28, 2001

                                                             Institutional Class

Global Fixed Income Fund
International Fixed Income Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal           [LOGO]
offense.]

Table of Contents

Global Fixed Income Fund....................................................   3
International Fixed Income Fund.............................................  12
Information Concerning both Funds...........................................  20
Management of the Funds.....................................................  20
Calculating a Fund's Share Price............................................  20
Performance Information.....................................................  21
Dividends and Distributions.................................................  21
Tax Considerations..........................................................  21
Buying and Selling Fund Shares..............................................  21

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Global Fixed Income Fund--Institutional Class

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down' and "bottom-up' analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/- )1 1/2 years around the Fund's benchmark index.

The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: the euro, the Yen, Sterling or the US dollar. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.
--------------------------------------------------------------------------------

Global Fixed Income Fund--Institutional Class

Overview of the Global Fixed Income Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Global Fixed Income Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Financial Highlights........................................................  11

--------------------------------------------------------------------------------

Overview of the Global Fixed Income Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This is a risk for the Fund since it can hold up to 15% in below investment grade securities (junk bonds);

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . the fixed income market could perform poorly in one or more of the countries in which the Fund has invested;

 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, region or currency, the Fund may be more susceptible to developments affecting any single issuer, region or currency of portfolio securities;

 . the Fund's investments may also be subject to prepayment, extension and maturity risk; or

 .  securities that we have selected could perform poorly.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries and, to a more limited extent, the emerging markets, in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in Europe, Japan, the United States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these regions countries;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

 . the Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its position.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Global Fixed Income Fund-Institutional Class requires a minimum investment of $250,000. You should consider investing in the Global Fixed Income Fund if you are seeking total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Global Fixed Income Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

              Overview of the Global Fixed Income Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on January 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Global Aggregate Bond Index (LB GABI) over the last one year, five years and since inception. The Fund has changed its benchmark from the Salomon Smith Barney (SSB) World Government Bond Index to
the Lehman Brothers Global Aggregate Bond Index (LB GABI). This index more closely reflects the market sectors in which the Fund invests. These indexes are a passive measure of global investment grade bond market returns. They do not factor in the costs of buying, selling and holding fixed income securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Lehman Brothers Global Aggregate Bond Index (LB GABI) provides a broad-based measure of the international investment-grade bond market. The index combines the Lehman Brothers US Aggregate Index with dollar-denominated versions of the Lehman Brothers Pan-European Index and the Japanese, Canadian, Australian, and New Zealand components of the Lehman Brothers Global Treasury Index.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1995     17.76%
                                1996      5.23%
                                1997      1.04%
                                1998     13.30%
                                1999     -5.90%
                                2000      0.68%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 9.66% (first quarter 1995) and the lowest quarterly return of Institutional Class shares was -4.68% (first quarter 1999). Past performance offers no indication of how the Fund will perform in the future.


 Performance For Periods Ended December 31, 2000

                                          Average Annual Returns
                                         Since Inception
                     1 Year 5 Years (January 4, 1994)/1/
  Global Fixed
   Income Fund--
   Institutional
   Class              0.68%   2.67%                3.95%
 --------------------------------------------------------------
  Lehman Brothers
   Global
   Aggregate Bond
   Index (LB
   GABI)/2/           3.18%  23.91%                5.48%
 --------------------------------------------------------------
  Salomon
   World Government
   Bond Index         1.59%   3.10%                5.13%
 --------------------------------------------------------------

 /1/ Index performance is calculated
 from December 31, 1993.
 /2/ Effective January 1, 2001, the
 Fund changed its benchmark from the
 SSB World Government Bond Index to
 the Lehman Brothers Global Aggregate
 Bond Index (LB GABI).
--------------------------------------------------------------------------------

Overview of the Global Fixed Income Fund--Institutional Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Global Fixed Income Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.60%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees And Expenses

                           Percentage of Average
                                Daily Net Assets
  Management                               0.50%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           1.12%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expense                       1.62%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (1.02%)/1/
 ---------------------------------------------------
  Net Expenses                             0.60%
 ---------------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years

       $61                   $411                              $785                              $1,836
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Global Fixed Income Fund--Institutional Class


OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down' and "bottom-up' analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The portfolio management team also does vigorous credit analysis to focus on individual security selection. The team may use derivative instruments to vary yield curve, duration, credit asset allocation and relative market views.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The team may take a position in a country's currency, without owning securities within the market.

The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities, bonds, notes (including structured notes), mortgage-related securities, asset-backed securities,
--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Generally, bonds with longer maturities will have higher durations. A bond's maturity date is the date the principal becomes due and payable.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the advisor to be of comparable credit quality.

convertible securities, preferred stocks, taxable and tax-exempt municipal securities, securities of supranational organizations and other obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may invest in exchange traded bond futures to vary yield curve, duration and relative market views. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category (ie. BBB). In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 15% of its total assets in securities that are rated below investment grade.

The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: euro, Yen, Sterling or US dollar. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation with yield advantage on a three month outlook.
--------------------------------------------------------------------------------

Futures are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at the Global Fixed Income Fund--Institutional Class

In selecting non-government securities for the Fund, company research lies at the heart of our investment process. In selecting individual non-governmental securities for investment, we:

 . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price; and

 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade (junk bonds), including the securities of issuers in emerging securities markets.

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments various instruments commonly known as "derivatives' to control volatility and achieve desired currency weightings in a cost-effective manner. We may use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions, currency options, swaps and spreadlocks. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of total return.
--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a contract for the difference between two sets of cash flows. A spreadlock is a forward contract on the swap spread (i.e. the spread between the government yield and the swap yield) for a given maturity.
RISKS

Below we have set forth some of the prominent risks associated with fixed income and global investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities and below investment grade securities (junk bonds) involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is
--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.
--------------------------------------------------------------------------------

            A Detailed Look at the Global Fixed Income Fund--Institutional Class

inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investor's abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign investments or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe, Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.
--------------------------------------------------------------------------------

Currency management is used in an attempt to offset investment risks ("hedging') and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark, due to our securities choices and choices in asset allocation.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and market risks. In addition, profound social change and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too
--------------------------------------------------------------------------------

A Detailed Look at the Global Fixed Income Fund--Institutional Class

much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

A Detailed Look at the Global Fixed Income Fund--Institutional Class

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . Ten years of investment industry experience.

Ian Clarke, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Prior to that, Executive Director, Morgan Stanley Dean Witter from 1992 to
  1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

 . Specializes in global fixed income asset allocation strategy.

 . 15 years of investment industry experience.

David Baldt, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1989.

 . Chief Investment Officer of the Fixed Income Group

Gary Bartlett, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1992.

 . Analyst specializing in taxable municipal and government investments.

 . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 . Joined the investment adviser in 1995.

 . Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 . Joined the investment adviser in 1997.

 . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 . Analyst specializing in asset backed securities and government instruments.

Warren Davis, Director of Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1995.

 .  Analyst specializing in mortgage and asset backed securities.

 .  MBA, Drexel University.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1998.

 . Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

 .  Analyst specializing in asset backed securities and government securities.
--------------------------------------------------------------------------------

            A Detailed Look at the Global Fixed Income Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                     For the Years Ended October 31,
                                   2000      1999      1998     1997      1996
  Per share operating
   performance:
  Net asset value, beginning of
   period                        $ 9.72   $ 11.36   $ 10.84  $ 11.26  $  10.99
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment income              --      0.68      0.63     0.35      0.59
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies         (0.52)    (1.07)     0.45     0.01      0.12
 ------------------------------------------------------------------------------
  Total from investment
   operations                     (0.52)    (0.39)     1.08     0.36      0.71
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income           (0.87)    (0.73)    (0.34)   (0.50)    (0.37)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions           --     (0.52)    (0.22)   (0.28)    (0.07)
 ------------------------------------------------------------------------------
  Total distributions             (0.87)    (1.25)    (0.56)   (0.78)    (0.44)
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                        $ 8.33   $  9.72   $ 11.36  $ 10.84  $  11.26
 ------------------------------------------------------------------------------
  Total investment return         (5.81)%   (3.91)%   10.58%    3.34%     6.60%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period
   (000 omitted)                 $7,972   $52,220   $58,422  $42,180  $149,917
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   including interest expense)     0.66%       --%       --%      --%       --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (excluding
   expense limitations and
   including interest expense)     1.68%     1.13%     0.77%    0.77%     0.79%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   excluding interest expense)     0.60%     0.60%     0.60%    0.65%     0.75%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net assets    3.25%     6.67%     4.82%    5.30%     5.39%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net assets
   (excluding expense
   limitations)                    2.23%     6.14%     4.65%    5.18%     5.35%
 ------------------------------------------------------------------------------
  Portfolio turnover                181%      161%      182%     179%      223%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the International Fixed Income Fund--Institutional Class

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located in countries other than the United States.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down' and "bottom-up' analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/- )1 1/2 years around the Fund's benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.
--------------------------------------------------------------------------------

International Fixed Income--Institutional Class

Overview of the International Fixed Income Fund

Goal........................................................................  12
Core Strategy...............................................................  12
Investment Policies and Strategies..........................................  12
Principal Risks of Investing in the Fund....................................  13
Who Should Consider Investing in the Fund...................................  13
Total Returns, After Fees and Expenses......................................  14
Annual Fund Operating Expenses..............................................  15

A Detailed Look at the International Fixed Income Fund

Objective...................................................................  16
Strategy....................................................................  16
Principal Investments.......................................................  16
Investment Process..........................................................  16
Other Investments...........................................................  16
Risks.......................................................................  17
Financial Highlights........................................................  19

--------------------------------------------------------------------------------

       Overview of the International Fixed Income Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 . the fixed income market could perform poorly in one or more of the countries in which the Fund has invested;

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities;

 . the Fund's investments may also be subject to prepayment, extension and maturity risk; or

 . securities that we have selected could perform poorly.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in Europe, Japan and the United
  Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The International Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the International Fixed Income Fund if you are seeking total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the International Fixed Income Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the International Fixed Income Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 15, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon Smith Barney (SSB) World Government Bond (non-US)
Index over the last one year, five years and since inception. The index is a passive measure of government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The SSB World Government Bond (non-US) Index is an unmanaged foreign securities index representing major government bond markets other than the United States and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

                                    [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

                                1995     17.81%
                                1996      5.54%
                                1997     -3.31%
                                1998     17.44%
                                1999     -6.99%
                                2000     -2.35%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 8.44% (third quarter 1998) and the lowest quarterly return of Institutional Class shares was -5.97% (first quarter 1997). Past performance offers no indication of how the Fund will perform in the future.


 Performance For Periods Ended December 31, 2000

                                 Average Annual Returns
                                        Since Inception
                     1 Year 5 Years (March 15, 1994)/1/
  International
   Fixed Income
   Fund--
   Institutional
   Class            (2.35)%   1.71%        3.62%
 ------------------------------------------------------
  SSB World
   Government Bond
   (non-US) Index   (2.63)%   1.64%        4.53%
 ------------------------------------------------------

 /1/ The SSB World Government Bond
 (non-US) Index average is calculated
 from March 31, 1994.
--------------------------------------------------------------------------------

       Overview of the International Fixed Income Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the International Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. Your actual investment returns and costs may be higher or lower.

--------------------------------------------------------------------------------
/1/ The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.
/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.50%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.58%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.08%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.53%)/1/
 ---------------------------------------------------
  Net Expenses                             0.55%
 ---------------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years

        $56                   $291                              $544                             $1,269
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the International Fixed Income Fund--Institutional Class

OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down' and "bottom-up' analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The team may take a position in a country's currency, without owning securities within the market.

The portfolio management team intends to maintain a portfolio duration of (+/- )1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world other than the United States. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a nationally recognized
--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Generally, bonds with longer maturities will have higher durations. A bond's maturity date is the date the principal becomes due and payable.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.
statistical rating organization or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 . inflation,

 . interest rates,

 . monetary and fiscal policies,

 . taxation and

 . political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

OTHER INVESTMENTS

The Fund may invest up to 35% of its total assets in domestic and foreign cash equivalents and in US fixed income securities.

We may also use as secondary investments, various instruments commonly known as "derivatives' to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

--------------------------------------------------------------------------------

     A Detailed Look at the International Fixed Income Fund--Institutional Class

may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It
--------------------------------------------------------------------------------
Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will
--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.
--------------------------------------------------------------------------------

A Detailed Look at the International Fixed Income Fund--Institutional Class

 affect the US dollar value of foreign investments or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe, Japan or the United Kingdom, market swings in such a targeted region or country will likely have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.
--------------------------------------------------------------------------------

Currency management is used in an attempt to offset investment risks ("hedging') and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment adviser in 1990.

 . Specializes in core European markets.

 . Ten years of investment industry experience.

Ian Clarke, Director, Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999.

 . Chief investment officer, fixed income in the UK.

 . Prior to that, Executive Director, Morgan Stanley Dean Witter from 1992 to
  1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

 . Specializes in global fixed income asset allocation strategy.

 . 15 years of investment industry experience.

--------------------------------------------------------------------------------

     A Detailed Look at the International Fixed Income Fund--Institutional Class


The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                      For the Years Ended October 31,
                                    2000      1999      1998     1997     1996
  Per share operating
   performance:
  Net asset value, beginning of
   period                        $  9.76   $ 10.95   $ 10.16  $ 11.30  $ 11.34
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment income             0.36      0.21      0.51     0.20     0.86
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies          (1.33)    (0.56)     0.65    (0.11)   (0.12)
 ------------------------------------------------------------------------------
  Total from investment
   operations                      (0.97)    (0.35)     1.16     0.09     0.74
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income            (0.26)    (0.48)    (0.27)   (0.64)   (0.66)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions            --     (0.36)    (0.10)   (0.59)   (0.12)
 ------------------------------------------------------------------------------
  Total distributions              (0.26)    (0.84)    (0.37)   (1.23)   (0.78)
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                        $  8.53   $  9.76   $ 10.95  $ 10.16  $ 11.30
 ------------------------------------------------------------------------------
  Total investment return         (10.19)%   (3.53)%   11.87%    0.82%    6.82%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period
   (000 omitted)                 $43,657   $55,997   $19,521  $27,937  $21,155
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   including interest expense)      0.55%       --%       --%      --%      --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (excluding
   expense limitations and
   including interest expense)      1.08%     1.70%     1.08%    1.06%    1.03%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   excluding interest expense)      0.55%     0.55%     0.57%    0.65%    0.75%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net assets     3.75%     3.53%     4.36%    5.00%    5.41%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net assets
   (excluding expense
   limitations)                     3.22%     2.38%     3.85%    4.59%    5.13%
 ------------------------------------------------------------------------------
  Portfolio turnover                 181%      140%      181%     174%     235%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------

Concerning both Funds

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund. DeAMIS makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.


                        Percentage of Average
  Fund                       Daily Net Assets

  Global Fixed Income
   Fund                                 0.50%
 --------------------------------------------
  International Fixed
   Income Fund                          0.50%
 --------------------------------------------

DeAMIS provides a full range of institutional investment advisory services to institutional and retail clients, and as of December 31, 2000, managed approximately $9 billion in assets.

DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. ("DeAM, Inc.') an affiliate of DeAMIS, provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Funds. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                          Information Concerning both Funds

value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. A Fund also may pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income of excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested.
Distributions and dividends usually have the following tax character:

  Transaction          Tax Status
  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction        Tax Status
  Your sale of       Generally, long-term
  shares owned more  capital gains or losses
  than one year
 ---------------------------------------------
  Your sale of       Generally, short-term
  shares owned       capital gains or losses:
  for one year or    losses subject to special
  less               rules
 ---------------------------------------------

You must provide your social security number or other taxpayer identification number to your Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

--------------------------------------------------------------------------------

Information Concerning both Funds


Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.


Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

Institutional class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to the Deutsche
         Asset Management Fund you have
         selected to the Service Center.
         The addresses are shown under "How
         to contact Deutsche Asset
         Management Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "How to contact Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00226296
FBO:         (Account name)
             (Account number)
Credit:      (Fund name and Fund number)

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800 730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms
--------------------------------------------------------------------------------

                                          Information Concerning both Funds

 and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
--------------------------------------------------------------------------------

Information Concerning both Funds

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------

                       This page intentionally left blank

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Global Fixed Income Fund--Institutional Class
International Fixed Income Fund--Institutional Class          CUSIP #61735K208
Morgan Grenfell Investment Trust                                     61735K505
                                                              INSINTLFIPRO
                                                              (02/01)

Distributed by:
ICC Distributors, Inc.                                        811-8006
Two Portland Square
Portland, ME 04101

                                             [LOGO]

                                                   Mutual Fund
                                                         Prospectus
                                                               February 28, 2001

                                                                   Premier Class
High Yield Bond Fund


[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the accuracy
or adequacy of this prospectus. Any
representation to the contrary is a criminal           [LOGO]
offense.]

Overview
--------------------------------------------------------------------------------

of the High Yield Bond Fund--Premier Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.
Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.
--------------------------------------------------------------------------------

High Yield Bond Fund--Premier Class

Overview of the High Yield Bond Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Expenses...............................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the High Yield Bond Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   8
Risks.......................................................................   8
Management of the Fund......................................................   9
Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  11
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Premier Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 . the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 . an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 . securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

 . the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.

 . deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.
--------------------------------------------------------------------------------
Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.
WHO SHOULD CONSIDER INVESTING IN THE FUND

The High Yield Bond Fund--Premier Class requires a minimum investment of $5 million. You may only invest in the Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. You should consider investing in the High Yield Bond Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in the High Yield Bond Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests only in investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                        Overview of the High Yield Bond Fund--Premier Class


TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 16, 1998. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last year and since inception of Institutional Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid and asked prices from traders, constructed to mirror the global high yield debt market.

 Performance for Period Ended December 31, 2000

                               Average Annual Returns
                                      Since Inception
                           1 Year (March 16, 1998)/2/
  High Yield Bond
   Fund--
   Institutional Class/1/ (7.21)%               1.87%
 ----------------------------------------------------
  CS First Boston
   High Yield
   Index                  (5.21)%             (1.63)%
 ----------------------------------------------------

 /1/ Institutional Class performance
 is presented because Premier Class
 shares have no performance history.
 Premier Class shares will have
 substantially similar performance
 because the shares are invested in
 the same portfolio of securities. The
 annual returns will differ only to
 the extent that Premier Class
 expenses are lower than Institutional
 Class expenses. Institutional Class
 shares are offered under a separate
 prospectus, which is available upon
 request.

 /2/ The CS First Boston High Yield
 Index average is calculated from
 March 16, 1998.
--------------------------------------------------------------------------------

Overview of the High Yield Bond Fund--Premier Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier Class shares of High Yield Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/Expenses are based on the actual expenses of the Institutional Class including the restated Other Expenses for the current fiscal year. Premier
Class shares are a new class of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were 0.19% and 0.69%, respectively, of the average daily assets of the Institutional Class shares.

/2/The investment adviser and administrator have contractually agreed, for the 17 month period beginning September 29, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.50%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                                Percentage of Average
                                     Daily Net Assets


  Management Fees                               0.50%
 --------------------------------------------------------
  Distribution and
   Service (12b-1) Fees                          None
 --------------------------------------------------------
  Other Expenses                                0.19%/1/
 --------------------------------------------------------
  Total Annual Fund
   Operating Expenses                           0.69%
 --------------------------------------------------------
  Less: Fee Waivers or Expense
   Reimbursements                              (0.19%)/2/
 --------------------------------------------------------
  Net Expenses                                  0.50%
 --------------------------------------------------------


 Expense Example/3/

     1 Year                3 Years                           5 Years                           10 Years

      $51                     $202                              $365                               $841
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the High Yield Bond Fund--Premier Class


OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down' and a "bottom-up' approach to select investments. We use a "top-down' approach by considering macro trends in the economy and a "bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.
--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves using both a "top-down' approach, first focusing on sector allocations and a "bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 . analyze economic conditions for improving or undervalued sectors and industries;

 . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

--------------------------------------------------------------------------------
Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class

 . assess new issues versus secondary market opportunities; and

 . seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives.' In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

--------------------------------------------------------------------------------

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.
--------------------------------------------------------------------------------

                 A Detailed Look at the High Yield Bond Fund--Premier Class


Foreign Investing. The risks of investing in foreign securities are generally higher than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 . as a substitute for purchasing or selling securities or foreign currencies;

 . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 . in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.


--------------------------------------------------------------------------------
Currency Management may be used in an attempt to offset investment risks ("hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, NY 10006, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.50% of the Fund's average daily net assets for its services in the fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $16 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class

Andrew Cestone, Director of Deutsche Asset Management.

 . Joined the investment adviser in March 1998.

 . Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to
  1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, either DeAM, Inc. or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or service agent's servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns on days when you cannot buy or sell Fund shares may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders all or substantially all of its net investment income and net capital gains in the form of income dividends and capital gains distributions. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, will be paid at least annually. The Fund also may pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income of excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

--------------------------------------------------------------------------------

                 A Detailed Look at the High Yield Bond Fund--Premier Class


TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status
  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses; losses
                         subject to special
                         rules
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

You may only invest in the Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data.

How to contact the Deutsche Asset Management Service Center

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business.

Minimum Account Investments

To open an account       $5 million
To add to an account     $1 million
Minimum account balance  $1 million

Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to the Fund you have
         selected to the Service Center.
         The addresses are shown under "How
         to contact the Deutsche Asset
         Management Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.
--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class


Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

Selling: To sell by mail, send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name) (Account
             number)
Credit:      High Yield Bond--
             Premier Class 1730

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but no later than seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.
--------------------------------------------------------------------------------

                 A Detailed Look at the High Yield Bond Fund--Premier Class

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege: You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------

A Detailed Look at the High Yield Bond Fund--Premier Class

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past three fiscal periods. Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

 Financial Highlights

                                                             For the Period
                                                          March 16, 1998/1/
                                          For the Years             through
                                      Ended October 31,         October 31,
                                         2000       1999               1998
  Per share operating performance:
  Net asset value, beginning of
   period                               $9.08      $8.71             $10.00
 ------------------------------------------------------------------------------
  Income from investment operations
  Net investment income                  1.12       1.03               0.54
 ------------------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                   (0.85)      0.37              (1.29)
 ------------------------------------------------------------------------------
  Total from investment operations       0.27       1.40              (0.75)
 ------------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income                 (1.12)     (1.03)             (0.54)
 ------------------------------------------------------------------------------
  Net realized gain from investment
   transactions                            --         --                 --
 ------------------------------------------------------------------------------
  Total distributions                   (1.12)     (1.03)             (0.54)
 ------------------------------------------------------------------------------
  Net asset value, end of period        $8.23      $9.08              $8.71
 ------------------------------------------------------------------------------
  Total investment return                2.45%     16.54%             (7.84)%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000's
   omitted)                           $29,580   $318,247            $92,668
 ------------------------------------------------------------------------------
  Ratios of expenses to average net
   assets (including expense
   limitations and including
   interest expense)                     0.68%        --%                --%
 ------------------------------------------------------------------------------
  Ratios of expenses to average net
   assets (excluding expense
   limitations and including
   interest expense)                     0.72%      0.75%              0.82%/2/
 ------------------------------------------------------------------------------
  Ratios of expenses to average net
   assets (including expense
   limitations and excluding
   interest expense)                     0.65%      0.65%              0.65%/2/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                   12.29%     11.37%              9.34%/2/
 ------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets (excluding
   expense limitations)                 12.25%     11.27%              9.17%/2/
 ------------------------------------------------------------------------------
  Portfolio turnover rate                 151%       180%               131%
 ------------------------------------------------------------------------------

 /1/Commmencement of Operations.
 /2/Annualized.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


High Yield Bond Fund--Premier Class
Morgan Grenfell Investment Trust                                CUSIP
                                                                #61735K547

Distributed by:
ICC Distributors, Inc.                                          1730PRO
                                                                (02/01)
Two Portland Square                                             811-8006
Portland, ME 04101

                                                       Deutsche Asset Management



                                                                  Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001

                                                                Investment Class


International Select Equity Fund
European Equity Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                             [LOGO OF DEUTSCHE BANK GROUP]

Table of Contents

International Select Equity Fund............................................   3

European Equity Fund........................................................  11
Information Concerning both Funds...........................................  20
Management of the Funds.....................................................  20
Calculating a Fund's Share Price............................................  20
Performance Information.....................................................  21
Dividends and Distributions.................................................  21
Tax Considerations..........................................................  21
Buying and Selling Fund Shares..............................................  22

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the International Select Equity Fund--Investment Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

International Select Equity Fund-- Investment Class

Overview of the International Select Equity Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the International Select Equity Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8

Financial Highlights........................................................  10

--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in these markets.
WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the International Select Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

         Overview of the International Select Equity Fund--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on October 29, 2000. The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index since inception. The MSCI EAFE(R) Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                                 [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

2000     -14.81%

For the period covered in the bar chart, the Fund's highest return in any calendar quarter was -
7.28 (second quarter 2000) and its lowest quarterly return was -10.46% (fourth quarter 2000). Past performance offers no indication of how the Fund will perrrform in the future.


 Performance for Period Ended December 31, 2000

                          Average Annual Returns
                                 Since Inception
                           (October 29, 2000)/3/
  International Select
   Equity Fund--
   Investment Class               11.68%
 -----------------------------------------------
  MSCI EAFE(R) Index              (2.76%)
 -----------------------------------------------

 /1/ MSCI EAFE(R) Index performance is
 calculated from March 1, 2000.
--------------------------------------------------------------------------------

Overview of International Select Equity Fund--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          0.70%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder servicing
   fee)                                    0.58%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.28%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years
      $130                   $406                              $702                             $1,545
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the International Select Equity Fund--Investment Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in stocks and other securities with equity characteristics located in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion.

Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.
Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Investment Class

we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;
-------------------------------------------------------------------------------

  A Detailed Look at the International Select Equity Fund--Investment Class

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE(R) equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freiburg University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1995.

 . Five years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Amy Low, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the
Fund

 . Joined the investment adviser in 1997. Prior to that, credit analyst at OCBC
  Group from 1994 to 1997.

 . Six years of investment industry experience.

 . Singapore and Hong Kong portfolio manager/analyst.

James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1984.

 . 16 years investment experience, 12 year resident of Japan.

 . Head of Japan Equity desk.

 . Fluent Japanese speaker.

Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund

 . Joined the investment adviser in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

 . 12 years of investment industry experience.

 . Head of Pan European Equity Product.

 . UK portfolio manager/analyst

--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past fiscal year. Certain information selected reflects financial results for a single Investment Class shares of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                                          For the Year Ended
                                                            October 31, 2000
  Per share operating performance:
  Net asset value, beginning of period                                $18.09
 ----------------------------------------------------------------------------
  Income from investment operations:
  Net investment income                                                 0.01
 ----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               3.49
 ----------------------------------------------------------------------------
  Total from investment operations                                      3.50
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                                   --
 ----------------------------------------------------------------------------
  Realized capital gain from investment transactions                   (0.28)
 ----------------------------------------------------------------------------
  Total distribution                                                   (0.28)
 ----------------------------------------------------------------------------
  Net asset value, end of period                                      $21.31
 ----------------------------------------------------------------------------
  Total investment return                                              19.41%
 ----------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period (000 omitted)                           $9,430
 ----------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and including interest expense)                  1.28%
 ----------------------------------------------------------------------------
  Ratio of expenses to average net assets (excluding
   expense limitations and including interest expense)                  1.28%
 ----------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and excluding interest expense)                  1.28%
 ----------------------------------------------------------------------------
  Ratio of net investment income to average net assets                  0.04%
 ----------------------------------------------------------------------------
  Ratio of net investment income to average net assets
   (excluding expense limitations)                                      0.04%
 ----------------------------------------------------------------------------
  Portfolio turnover                                                     233%
 ----------------------------------------------------------------------------

 /1/On February 28, 2000 the Service Shares were renamed the Investment Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the European Equity Fund--Investment Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity Fund--Investment Class

Overview of the European Equity Fund

Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14

A Detailed Look at the European Equity Fund

Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  16
Risks.......................................................................  16
Financial Highlights........................................................  19

--------------------------------------------------------------------------------

Overview of the European Equity Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                     Overview of the European Equity Fund--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began to sell its investment class shares to the public on December 23, 1999. The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International
(MSCI) Europe Index since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.
                                     [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)

2000      88.32%

For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 95.45% (first quarter 2000) and the lowest quarterly return for Investment Class shares was -3.93% (second quarter 2000). Past performance offeres no indication of how the Fund will perform in the future.

 Performance For Period Ended December 31, 2000/2/

                           Average Annual Retuns
                                 Since Inception
                                   (December 23,
                                        1999)/3/
  European Equity Fund--
   Investment Class                       88.32%/1/
 --------------------------------------------------
  MSCI Europe Index                       (8.14%)
 --------------------------------------------------

 /1/ Past performance is not
 indicative of future results. The
 Fund's recent performance was
 achieved during favorable market
 conditions that may not be sustained.
 The Fund's performance in 2000 was
 significantly impacted by gains from
 initial public offerings (IPOs)
 during a period when the Fund's
 assets were relatively small and the
 market for IPOs was strong. There is
 no assurance that any future
 investments in IPOs by the Fund will
 have a similar effect on its future
 performance. The Fund's performance
 also benefited from one-time gain
 from accounting for the cancellation
 of certain shareholder trades in
 February 2000.
 /2/ Effective December 23, 1999,
 Deutsche Asset Management, Inc.
 replaced Deutsche Asset Management
 Investment Services Limited as the
 investment adviser to the Fund.
 /3/ MSCI Europe Index performance is
 calculated from December 31, 1999.
--------------------------------------------------------------------------------

Overview of the European Equity Fund--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.70%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder servicing
   fee)                                    1.33%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      2.03%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.53%)/1/
 ---------------------------------------------------
  Net Expenses                             1.50%
 ---------------------------------------------------


 Expense Example/2/

     1 Year                3 Years                           5 Years                           10 Years

      $153                    $585                            $1,044                             $2,316
 ---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the European Equity Fund--Investment Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.
The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS


Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the "euro,' on the finance, marketing and distribution strategies of European companies.
--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

--------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Investment Class


The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.
Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Investment Class

region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Michael Levy, Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

 . 30 years of business experience, 19 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999 and the Fund in December 1999.

 . 14 years of investment industry experience.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . MBA from Columbia University.

 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Investment Class

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1993 and the Fund in December 1999.

 . Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

 . Nine years of investment industry experience.

 . BS, Cornell University.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1995 and the Fund in December 1999.

 . Five years of investment industry experience.

 . Finance and international business undergraduate degree from Pennsylvania
  State University.

 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1996 and the Fund in August 2000.

 . Six years of investment industry experience.

 . Previously, Praktikant with McKinsey & Co.; 1995.

 . BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard
  University-Tufts University.

 . Emerging Europe and Neuer Markt analyst.


--------------------------------------------------------------------------------

                  A Detailed Look at European Equity Fund--Investment Class

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past fiscal period. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                              For the Period
                                                        December 23, 1999/2/
                                                                     through
                                                            October 31, 2000
  Per share operating performance:
  Net asset value, beginning of period                               $ 14.63
 -----------------------------------------------------------------------------
  Income from investment operations:
  Net investment (expenses in excess of) income                         0.04
 -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
   investments and foreign currencies                                  11.48
 -----------------------------------------------------------------------------
  Total from investment operations                                     11.52
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                                   --
 -----------------------------------------------------------------------------
  Realized capital gain from investment transactions                      --
 -----------------------------------------------------------------------------
  Total distribution                                                      --
 -----------------------------------------------------------------------------
  Other capital changes/3/                                              0.96
  Net asset value, end of period                                     $ 27.11
 -----------------------------------------------------------------------------
  Total investment return                                              85.30%
 -----------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period (000 omitted)                          $29,739
 -----------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and including interest expense)                  1.54%
 -----------------------------------------------------------------------------
  Ratio of expenses to average net assets (excluding
   expense limitations and including interest expense)                  2.07%
 -----------------------------------------------------------------------------
  Ratio of expenses to average net assets (including
   expense limitations and excluding interest expense)                  1.50%
 -----------------------------------------------------------------------------
  Ratio of net investment income to average net assets                  0.36%
 -----------------------------------------------------------------------------
  Ratio of expenses in excess of income to average net
   assets (excluding expense limitations)                              (0.17)%
 -----------------------------------------------------------------------------
  Portfolio turnover                                                     377%
 -----------------------------------------------------------------------------

 /1/On February 28, 2000 the Service Shares were renamed the Investment Class. /2/Commencement of operations.
 /3/Represents one-time gain form accounting for cancellation of certain shareholder trades.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------

concerning both Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment adviser for the International Select Equity Fund. DeAM, Inc./1/ with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for the European Equity Fund. Each Fund's investment adviser makes each Fund's investment decisions. Each Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.


                                                         Percentage of Average
                                                         Daily Fund Net Assets

  International Select Equity Fund                                       0.70%
 ------------------------------------------------------------
  European Equity Fund                                                   0.70%
 ------------------------------------------------------------

DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of November 30, 2000, DeAM, Inc. managed approximately $16.9 billion in assets. As of December 31, 2000, DeAMIS managed approximately $9 billion in assets.

DeAMIS and DeAM, Inc. are each indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a
--------------------------------------------------------------------------------
/1/DeAMIS was the Fund's investment adviser until December 23, 1999.
major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisers, or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net
Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                          Information Concerning both Funds


The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. A Fund also may pay dividends and distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay tax on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested.

Distributions and dividends usually have the following tax character:

  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction       Tax Status

  Your sale of      Generally, long-term capital
  shares owned      gains or losses
  more than one
  year
 --------------------------------------------------
  Your sale of      Generally, short-term capital
  shares owned for  gains or losses: losses subject
  one year or less  to special rules.
 --------------------------------------------------

You must provide your social security number or other taxpayer identification number to your Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

--------------------------------------------------------------------------------

Information Concerning both Funds

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

Initial purchase:                                              Minimum amount:
 A standard account                                                     $2,000
 An IRA account                                                         $1,000
 An automatic investment plan account                                   $1,000
 Qualified retirement plans (such as 401(k), pension or profit
  sharing plan)                                                         $    0
Subsequent purchase:
 A standard account                                                     $  100
 An IRA account                                                         $  100
 An automatic investment plan account                                   $  100
Account balance:
 Non-retirement account                                                 $1,000
 An IRA account                                                           None

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service agents reserve the right to, from time to time, in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.
--------------------------------------------------------------------------------

                                         Information Concerning both Funds

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from your service agent.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.

-------------------------------------------------------------------------------

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                      Deutsche Asset Management Service Center
                      P.O. Box 219210
                      Kansas City, MO 64121
or call our toll-free number:1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


International Select Equity Fund--Investment Class
European Equity Fund--Investment Class                          CUSIP
Morgan Grenfell Investment Trust                                #61735K695
                                                                CUSIP
                                                                #61735K679

Distributed by:
ICC Distributors, Inc.                                          INVINTLPRO
Two Portland Square                                             (02/01)
Portland, ME 04101                                              811-8006

                                                       Deutsche Asset Management


                                                                 Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001


                                                             Institutional Class

International Select Equity Fund

European Equity Fund

International Small Cap Equity Fund

Emerging Markets Equity Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



                                                   [LOGO OF DEUTSCHE BANK GROUP]

Table of Contents

International Select Equity Fund............................................   3
European Equity Fund........................................................  11
International Small Cap Equity Fund.........................................  20
Emerging Markets Equity Fund................................................  28
Information Concerning All Funds............................................  37
Management of the Funds.....................................................  37
Calculating a Fund's Share Price............................................  38
Performance Information.....................................................  38
Dividends and Distributions.................................................  38
Tax Considerations..........................................................  38
Buying and Selling Fund Shares..............................................  39

--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the International Select Equity Fund--Institutional Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
-------------------------------------

International Select Equity Fund--Institutional Class

Overview of the International Select Equity Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the International Select Equity Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Other Investments...........................................................   7
Risks.......................................................................   8
Financial Highlights........................................................  10

--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.
WHO SHOULD CONSIDER INVESTING IN THE FUND

The International Select Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the International Select Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

      Overview of the International Select Equity Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on May 15, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the (Morgan Stanley Capital International) MSCI EAFE(R) Index over the last one year and since inception. The MSCI Index EAFE(R) is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio.


Year-by-Year Returns
(each full calendar year since inception)

                                   [GRAPH]

                               1996     10.31%
                               1997      0.51%
                               1998     23.49%
                               1999     88.85%
                               2000    -14.01%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 42.80% (fourth quarter 1999) and the lowest quarterly return for Institutional Class shares was -15.37% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                                 Average Annual Return
                                       Since Inception
                      1 Year 5 Years (May 15, 1995)/1/
  International
   Select Equity
   Fund--
   Institutional
   Class            (14.01)%  17.33%            18.20%
 -----------------------------------------------------
  MSCI EAFE(R)
   Index            (14.17)%   7.13%             7.57%
 -----------------------------------------------------

 /1/ MSCI EAFE(R) Index performance is
 calculated from May 30, 1995.
--------------------------------------------------------------------------------

Overview of the International Select Equity Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.70%
 --------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 --------------------------------------------------
  Other Expenses                           0.26%
 --------------------------------------------------
  Total Annual Fund
   Operating Expenses                      0.96%/1/
 --------------------------------------------------


 Expense Example/2/

     1 Year       3 Years        5 Years     10 Years

        $98          $306           $531       $1,178
 ------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the International Select Equity Fund--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in equity securities and other securities with equity characteristics located in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Institutional Class

to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources.
Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.
--------------------------------------------------------------------------------

    A Detailed Look at the International Select Equity Fund--Institutional Class

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures contracts and options for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director--Equities, Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined the investment adviser in 1994.

 . 11 years of investment industry experience.

 . Head of EAFE(R) equities.

 . European portfolio manager/analyst.

 . Masters in Economics and Business Administration, Freiburg University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1995.

 . Five years of investment industry experience.

 . Asia-Pacific portfolio manager/analyst.

Amy Low, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the
Fund.

 . Joined the investment adviser in 1997. Prior to that, credit analyst at OCBC
  Group from 1994 to 1997.

 . Six years of investment industry experience.

 . Singapore and Hong Kong portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1984.

 . 16 years investment experience, 12 year resident of Japan.

 . Head of Japan Equity desk.

 . Fluent Japanese speaker.

Richard Wilson, Director--Equities, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

 . 12 years of investment industry experience.

 . Head of Pan European Equity Product.

 . UK portfolio manager/analyst.
--------------------------------------------------------------------------------

A Detailed Look at the International Select Equity Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                     For the Years Ended October 31,
                                    2000      1999     1998     1997     1996
  Per share operating
   performance:
  Net asset value, beginning of
   period                        $ 18.10   $ 12.02   $11.62   $11.88   $10.95
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses in
   excess of) income               (0.85)    (0.09)    0.12     0.16     0.11
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain
   on investments and foreign
   currencies                       4.57      6.91     0.90     0.28     1.25
 ------------------------------------------------------------------------------
  Total from investment
   operations                       3.72      6.82     1.02     0.44     1.36
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income            (0.04)    (0.07)   (0.23)   (0.15)   (0.43)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions         (0.28)    (0.67)   (0.39)   (0.55)      --
 ------------------------------------------------------------------------------
  Total distributions              (0.32)    (0.74)   (0.62)   (0.70)   (0.43)
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                        $ 21.50   $ 18.10   $12.02   $11.62   $11.88
 ------------------------------------------------------------------------------
  Total investment return          20.68%    59.39%    9.28%    3.78%   12.70%
 ------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets at end of period
   (000 omitted)                 $55,043   $61,577   $5,419   $4,954   $3,423
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (including
   expense limitations and
   including interest expense)      0.96%       --%      --%      --%      --%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets (excluding
   expense limitations and
   including interest expense)      0.96%     2.21%    2.89%    2.79%    3.59%
 ------------------------------------------------------------------------------
  Ratio of expenses to average
   net assets iIncluding
   expense limitations and
   excluding interest expense)      0.96%     0.90%    0.90%    0.90%    0.90%
 ------------------------------------------------------------------------------
  Ratio of net investment
   (expense in excess of)
   income to average net assets    (0.16)%    0.52%    0.92%    0.97%    0.72%
 ------------------------------------------------------------------------------
  Ratio of expenses in excess
   of investment income to
   average net assets
   (excluding expense
   limitations)                    (0.16)%   (0.79)%  (1.07)%  (0.92)%  (1.97)%
 ------------------------------------------------------------------------------
  Portfolio turnover                 233%      239%     127%      55%      39%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the European Equity Fund--Institutional Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price, combining what we believe to be the best of "value' and "growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity Fund--Institutional Class

Overview of the European Equity Fund

Goal........................................................................  11
Core Strategy...............................................................  11
Investment Policies and Strategies..........................................  11
Principal Risks of Investing in the Fund....................................  12
Who Should Consider Investing in the Fund...................................  12
Total Returns, After Fees and Expenses......................................  13
Annual Fund Operating Expenses..............................................  14

A Detailed Look at the European Equity Fund

Objective...................................................................  15
Strategy....................................................................  15
Principal Investments.......................................................  15
Investment Process..........................................................  15
Other Investments...........................................................  16
Risks.......................................................................  16
Financial Highlights........................................................  19

--------------------------------------------------------------------------------

Overview of the European Equity Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND


An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The European Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                  Overview of the European Equity Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 3, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the MSCI (Morgan Stanley Capital International) Europe Index over the last one year and since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

                                 [GRAPH]

Year-by-Year Returns
(each full calendar year since inception)
                             1997     15.54%
                             1998     22.89%
                             1999/1/  45.43%
                             2000     96.70%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 105.41% (first quarter 2000) and the lowest quarterly return of Institutional Class shares was -16.78% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Period Ended December 31, 2000

                           Average Annual Returns
                                     Since Inception
                    1 Year    (September 3, 1996)/2/
  European Equity
   Fund--
   Institutional
   Class            96.70%/3/                 42.82%
 ---------------------------------------------------
  MSCI Europe
   Index            (8.14%)                   16.18%
 ---------------------------------------------------

 /1/ Effective December 23, 1999,
 Deutsche Asset Management, Inc.
 replaced Deutsche Asset Management
 Investment Services Limited as the
 investment adviser to the Fund.

 /2/ MSCI Europe Index performance is
 calculated from August 31, 1996.
 /3/ Past performance is not
 indicative of future results. The
 Fund's recent performance was
 achieved during favorable market
 conditions that may not be sustained.
 The Fund's performance in 2000 was
 significantly impacted by gains from
 initial public offerings (IPOs)
 during a period when the Fund's
 assets were relatively small and the
 market for IPOs was strong. There is
 no assurance that any future
 investments in IPOs by the Fund will
 have a similar effect on its future
 performance. The Fund's performance
 also benefited from a one-time gain
 from accounting for the cancellation
 of certain shareholder trades in
 February 2000.
--------------------------------------------------------------------------------

Overview of the European Equity Fund--Institutional Class


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets

  Management Fees                          0.70%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           1.21%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expenses                      1.91%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.66%)/1/
 ---------------------------------------------------
  Net Expenses                             1.25%
 ---------------------------------------------------


 Expense Example/2/

     1 Year    3 Years    5 Years       10 Years

     $127         $536       $970         $2,179
 ---------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the European Equity Fund--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the "euro,' on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

A Detailed Look at European Equity Fund--Institutional Class

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 .Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.
--------------------------------------------------------------------------------

               A Detailed Look at European Equity Fund--Institutional Class


Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Michael Levy, Managing Director of Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

 . 30 years of business experience, 19 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999 and the Fund in December 1999.

 . 14 years of investment industry experience.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . MBA from Columbia University.

 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

--------------------------------------------------------------------------------

A Detailed Look at European Equity Fund--Institutional Class

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1993 and the Fund in December 1999.

 . Portfolio manager with primary focus on European markets and Senior Analyst covering global telecommunications and pulp and paper.

 . Nine years of investment industry experience.

 . BS from Cornell University.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1995 and the Fund in December 1999.

 . Five years of investment industry experience.

 . Finance and international business undergraduate degree from Pennsylvania
  State University.

 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1996 and the Fund in August 2000.

 . Six years of investment industry experience.

 . Previously, Praktikant with McKinsey & Co.; 1995.

 . BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard
  University-Tufts University.

 . Emerging Europe and Neuer Markt analyst.

--------------------------------------------------------------------------------

           A Detailed Look at the European Equity Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights


                                                                  For the Period
                              For the Years Ended October     October 3, 1996/2/
                                         31,                             through
                               2000    1999    1998     1997    October 31, 1996
  Per share operating
   performance:
  Net asset value,
   beginning of period      $ 11.43  $13.50  $12.81  $ 10.60             $ 10.00
 ---------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses
   in excess of) income       (1.37)   0.29    0.15     0.25                  --
 ---------------------------------------------------------------------------------
  Net realized and
   unrealized gain on
   investments and foreign
   currencies                 16.20    2.04    1.68     2.11                0.60
 ---------------------------------------------------------------------------------
  Total from investment
   operations                 14.83    2.33    1.83     2.36                0.60
 ---------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income       (0.08)  (0.29)  (0.24)   (0.03)                 --
 ---------------------------------------------------------------------------------
  Realized capital gain
   from investment
   transactions                  --   (4.11)  (0.90)   (0.12)                 --
 ---------------------------------------------------------------------------------
  Total distributions         (0.08)  (4.40)  (1.14)   (0.15)                 --
 ---------------------------------------------------------------------------------
  Other capital changes/3/     2.26      --      --       --                  --
 ---------------------------------------------------------------------------------
  Net asset value, end of
   period                   $ 28.44  $11.43  $13.50  $ 12.81             $ 10.60
 ---------------------------------------------------------------------------------
  Total investment return    149.63%  21.18%  15.36%   22.48%               6.00%
 ---------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of
   period (000 omitted)     $50,677  $  897  $5,387  $39,330             $17,902
 ---------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                    1.28%     --%     --%      --%                 --%
 ---------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                    1.94%   1.64%   1.13%    1.17%               1.40%
 ---------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                    1.25%   0.90%   0.90%    0.90%               0.90%
 ---------------------------------------------------------------------------------
  Ratio of net investment
   (expense in excess of)
   income to average net
   assets                      0.92%   1.23%   1.12%    1.71%              (0.41)%
 ---------------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average net
   assets (excluding
   expense limitations)        0.26%   0.49%   0.89%    1.44%              (0.91)%
 ---------------------------------------------------------------------------------
  Portfolio turnover            377%     80%     49%      45%                  5%
 ---------------------------------------------------------------------------------

 /1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
 /2/ Commencement of operations.
 /3/ Represents one-time gain from accounting for cancellation of certain shareholder trades.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the International Small Cap Equity Fund--Institutional Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of small capitalization companies located in countries outside the United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund seeks companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.
--------------------------------------------------------------------------------

International Small Cap Equity Fund--Institutional Class

Overview of the International Small Cap Equity Fund

Goal........................................................................  20
Core Strategy...............................................................  20
Investment Policies and Strategies..........................................  20
Principal Risks of Investing in the Fund....................................  21
Who Should Consider Investing in the Fund...................................  21
Total Returns, After Fees and Expenses......................................  22
Annual Fund Operating Expenses..............................................  23

A Detailed Look at the International Small Cap Equity Fund

Objective...................................................................  24
Strategy....................................................................  24
Principal Investments.......................................................  24
Investment Process..........................................................  24
Other Investments...........................................................  24
Risks.......................................................................  25
Financial Highlights........................................................  27

--------------------------------------------------------------------------------

   Overview of the International Small Cap Equity Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly;

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested; or

 . small company stock returns could trail stock market returns generally because of risks specific to small company investing such as, greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in Japan and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in these countries;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decline in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have difficulty or higher costs buying and selling securities in those markets.

Focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The International Small Cap Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the International Small Cap Equity Fund if you are seeking capital appreciation. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the International Small Cap Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in US securities alone, or to investors in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the International Small Cap Equity Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on January 3, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon Smith Barney World Equity Extended Market Index Euro Pacific (the "SSB Index') over the last one year, five years and since inception. The SSB Index is recognized as the leading international small cap index in the United States. The SSB Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The SSB Index comprises the small capitalization equities of each country in the Salomon Broad Market Index. As of June 30, 2000, it contained approximately 3,000 issues in more than 20 countries. The SSB Index is calculated gross of withholding taxes and is capitalization weighted.

Year-by-Year Returns
(each full calendar year since inception)

                 [GRAPH]

             1994      -3.20%
             1995       2.77%
             1996       1.86%
             1997     -14.33%
             1998      15.49%
             1999       8.34%
             2000     -18.49%

For the period shown in the chart, the highest return of Institutional Class shares in any calendar quarter was 28.09% (fourth quarter 1999) and the lowest quarterly return of Institutional Class shares was -14.40% (second quarter
2000). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                                   Average Annual Returns
                                          Since Inception
                      1 Year 5 Years (January 3, 1994)/1/
  International
   Small Cap
   Equity Fund--
   Institutional
   Class            (18.49)%   5.78%                4.02%
 --------------------------------------------------------
  Salomon Smith
   Barney World
   Equity Extended
   Market Index
   Euro Pacific     (11.07)%   3.57%                4.52%
 --------------------------------------------------------

 /1/ Index performance is calculated
 from December 31, 1993.
--------------------------------------------------------------------------------

   Overview of the International Small Cap Equity Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the International Small Cap Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%. /2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                         Percentage of Average
                              Daily Net Assets

  Management Fees                        1.00%
 -------------------------------------------------
  Distribution and
   Service (12b-1) Fees                   None
 -------------------------------------------------
  Other Expenses                         1.74%
 -------------------------------------------------
  Total Annual Fund
   Operating Expenses                    2.74%
 -------------------------------------------------
  Less: Fee Waivers or
   Expense
   Reimbursements                       (1.49%)/1/
 -------------------------------------------------
  Net Expenses                           1.25%
 -------------------------------------------------


 Expense Example/2/

     1 Year     3 Years     5 Years      10 Years

       $127        $709      $1,317        $2,961
 -------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the International Small Cap Equity Fund--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. The Fund invests for growth, not income. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

Under normal circumstances, the Fund invests at least 65% of its total assets in stocks and other securities with equity characteristics of small capitalization companies located in countries outside the United States.

The Fund invests for the long term. In evaluating stocks, we look for companies with above average earnings growth, leading or dominant positions in their particular markets and high quality management.

Generally, investments in securities issued by companies which appreciate after being purchased by the Fund, such that the capitalization of the company exceeds our definition of a small capitalization company, will not be sold.

PRINCIPAL INVESTMENTS

The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on small capitalization companies. For this purpose, we define small capitalization companies as, at the time of purchase, (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange; (ii) companies listed on a secondary market (such as an inter-dealer market) or (iii) companies whose securities are not listed on a stock exchange or traded in a secondary market. The Fund generally invests in companies with market capitalizations within the range of capitalizations reflected in the Salomon Smith Barney World Equity Extended Market Index Euro Pacific. As of June 30, 2000, the index has a weighted average market capitalization of approximately $3.3 billion.

Almost all of the companies in which the Fund invests are small capitalization companies located in countries outside the
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.
United States. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits. We focus our investment strategy on high quality, growth companies with visible earnings streams and above average return on capital.

OTHER INVESTMENTS

The Fund may invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets.

The Fund may also invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity securities of large and mid-capitalization companies located outside the US and companies of any size located in the US.

We may use various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when
--------------------------------------------------------------------------------
Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

 A Detailed Look at the International Small Cap Equity Fund--Institutional Class

we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with small company investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Small Company Risk. Because the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Japan or the United Kingdom, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.
--------------------------------------------------------------------------------

A Detailed Look at the International Small Cap Equity Fund--Institutional Class

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Richard Curling, Director--Head of Global Small Cap, Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined the investment adviser in 1981.

 . 20 years of investment industry experience.

 . Global responsibility for UK small companies team and global small companies team.

Ser Mui Lim, Fund Manager, Deutsche Asset Management, and Co-Manager of the
Fund.

 . Joined the investment adviser in 1991. Prior to that, Fund Manager, Deutsche
  Asset Management (Asia) Limited from 1988 to 1991.

 .21 years of investment industry experience.

 . Analyst specializing in small cap investments in the Asian region including
  Hong Kong, Korea, Malaysia and Singapore.

Hitoshi Nishiyama, Fund Manager, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1999. Prior to that, senior fund manager, Nomura Asset Management from 1992-1999.

 . 19 years investment industry experience.

 . Japanese small cap equity analyst.

Marco Ricci, Fund Manager, Deutsche Asset Management, and Co-Manager of the
Fund.

 . Joined the investment adviser in 1997. Prior to that, analyst, Fidelity
  International Limited from 1994 to 1997.

 . Ten years of investment industry experience.

 . Analyst specializing in smaller companies.

 . MBA, University of Pennsylvania.

Jonathan Wild, Fund Manager, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1996. Prior to that, fund manager, Finsbury
  Asset Management from 1988 to 1996.

 . Analyst specializing in the building and construction and building materials sectors.

 . 13 years of investment industry experience.
--------------------------------------------------------------------------------

 A Detailed Look at the International Small Cap Equity Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                    For the Years Ended October 31,
                                  2000      1999      1998     1997       1996
  Per share operating
   performance:
  Net asset value, beginning
   of period                    $12.27     $8.86     $8.81    $9.96      $9.40
 ------------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment income           0.02      0.03      0.08     0.10       0.03
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies         1.03      3.38      0.07    (1.12)      0.57
 ------------------------------------------------------------------------------
  Total from investment
   operations                     1.05      3.41      0.15    (1.02)      0.60
 ------------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income          (0.25)       --     (0.10)   (0.13)      (0.4)
 ------------------------------------------------------------------------------
  Realized capital gain from
   investment transactions       (1.12)       --        --       --         --
 ------------------------------------------------------------------------------
  Total distributions            (1.37)       --     (0.10)   (0.13)     (0.04)
 ------------------------------------------------------------------------------
  Net asset value, end of
   period                       $11.95    $12.27     $8.86    $8.81      $9.96
 ------------------------------------------------------------------------------
  Total investment return         7.52%    38.49%     1.81%  (10.40)%     6.43%
 ------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of period
   (000 omitted)               $21,276   $10,930   $24,410  $53,395   $106,709
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and including
   interest expense)              1.25%       --%       --%      --%        --%
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and including
   interest expense)              2.74%     2.47%     1.49%    1.37%      1.38%
 ------------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and excluding
   interest expense)              1.25%     1.25%     1.25%    1.25%      1.25%
 ------------------------------------------------------------------------------
  Ratio of net investment
   income to average net
   assets                         0.31%     0.86%     0.43%    0.16%      0.35%
 ------------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average net
   assets (excluding expense
   limitations)                  (1.18)%   (0.36)%    0.19%    0.04%      0.22%
 ------------------------------------------------------------------------------
  Portfolio turnover               129%       86%      106%      59%        47%
 ------------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

of the Emerging Markets Equity Fund--Institutional Class

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in countries with emerging securities markets.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in equity securities of companies located in countries with emerging securities markets, as classified by Morgan Stanley Capital International ("MSCI'). The Fund may invest more than 25% of its assets in securities of companies in Mexico, Brazil and Taiwan. The Fund seeks undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.
--------------------------------------------------------------------------------

Emerging Markets Equity Fund--Institutional Class

Overview of the Emerging Markets Equity Fund

Goal........................................................................  28
Core Strategy...............................................................  28
Investment Policies and Strategies..........................................  28
Principal Risks of Investing in the Fund....................................  29
Who Should Consider Investing in the Fund...................................  29
Total Returns, After Fees and Expenses......................................  30
Annual Fund Operating Expenses..............................................  31

A Detailed Look at the Emerging Markets Equity Fund

Objective...................................................................  32
The Case for Emerging Markets...............................................  32
Strategy....................................................................  32
Principal Investments.......................................................  32
Investment Process..........................................................  32
Other Investments...........................................................  33
Risks.......................................................................  33
Financial Highlights........................................................  36

--------------------------------------------------------------------------------

          Overview of the Emerging Markets Equity Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the emerging markets in which the Fund invests. For example:

 . economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . since the Fund may focus its investments in emerging markets, particularly those of Mexico, Brazil and Taiwan, it could be particularly susceptible to the effects of political and economic developments in these markets;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Emerging Markets Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Emerging Markets Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this capital appreciation.

You should not consider investing in the Emerging Markets Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate significant fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to someone who invests in securities of developed markets alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Overview of the Emerging Markets Equity Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on February 1, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the MSCI (Morgan Stanley Capital International) Emerging Markets Free Index over the last one and five years, and since inception. The MSCI Emerging Market Free Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks-costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------
The MSCI Emerging Markets Free Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Argentina, Brazil (Free), Chile, China (Free), Colombia, Czech Republic, Greece, Hungary, India, Indonesia (Free), Israel, Jordan, Korea, Mexico (Free), Pakistan, Peru, Philippines (Free), Poland, Russia, South
Africa, Sri Lanka, Taiwan (@80%), Thailand (Free), Turkey and Venezuela.

Year-by-Year Returns
(each full calendar year since inception)

               [BAR CHART]

            1995      -10.01%
            1996       10.64%
            1997      -12.07%
            1998      -29.69%
            1999       69.67%
            2000      -32.82%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 31.54% (fourth quarter 1999) and the lowest quarterly return of Institutional Class shares was -
25.85% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Periods Ended December 31, 2000

                                    Average Annual Returns
                                           Since Inception
                      1 Year 5 Years (February 1, 1994)/1/
  Emerging Markets
   Equity Fund--
   Institutional
   Class            (32.82)% (4.85)%               (5.27)%
 ---------------------------------------------------------
  MSCI Emerging
   Markets Free
   Index            (30.61)% (4.17)%               (5.08)%
 ---------------------------------------------------------

 /1/ MSCI Emerging Markets Free Index
 performance is calculated from
 January 31, 1994.
--------------------------------------------------------------------------------

          Overview of the Emerging Markets Equity Fund--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Emerging Markets Equity Fund.

Expense Example. This example illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment returns and costs may be higher or lower.
--------------------------------------------------------------------------------
/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


 Annual Fees and Expenses

                           Percentage of Average
                                Daily Net Assets
  Management Fees                          1.00%
 ---------------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 ---------------------------------------------------
  Other Expenses                           0.74%
 ---------------------------------------------------
  Total Annual Fund
   Operating Expense                       1.74%
 ---------------------------------------------------
  Less: Fee Waivers or
   Expense Reimbursements                 (0.49%)/1/
 ---------------------------------------------------
  Net Expenses                             1.25%
 ---------------------------------------------------


 Expense Example/2/

     1 Year    3 Years     5 Years     10 Years

       $127       $500        $898       $2,011
 ---------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Emerging Markets Equity Fund--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. Any dividend or interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

THE CASE FOR EMERGING MARKETS

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. The world's two most populous nations--China and India--are emerging markets, and they alone account for almost 40% of the world's population. To the extent that consumers in these markets improve their standards of living and their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, the investment adviser's experience should provide it with a critical advantage in investing in these markets.

STRATEGY

The Fund invests for the long term. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of growth-oriented companies located in countries with emerging securities markets, as classified by MSCI, or with significant operations in emerging markets. We seek to identify emerging market companies that are undervalued. Such companies typically exhibit fast-growing earnings and superior near-to-intermediate term performance potential. These companies are often more established companies with a proven managerial expertise, high earnings visibility and strong track records. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

The Fund invests primarily in stocks, other securities with equity characteristics, American Depository Receipts ("ADR') and Global Depositary Receipts ("GDR'). Almost all of the companies in which the Fund invests are growth-oriented companies located in countries with emerging securities markets, as classified by MSCI. The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa and may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking stocks. This approach focuses on individual stock selection rather than country selection. The portfolio management team uses an active process which emphasizes fundamental country research through financial analysis and company visits.
--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An ADR is a receipt for the shares of a foreign-based corporation held in the vault of a US bank and entitling the shareholder to all dividends and capital gains issued by that corporation. A GDR is a receipt issued by either a US or non-US banking institution evidencing ownership of a foreign-based corporation.


--------------------------------------------------------------------------------

   A Detailed Look at the Emerging Markets Equity Fund--Institutional Class

OTHER INVESTMENTS

The Fund may invest up to 35% of its assets in cash equivalents, investment grade fixed income securities and equity and other securities with equity characteristics traded in developed markets (including the US).

We may use various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures and options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we have set forth some of the prominent risks associated with emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.
--------------------------------------------------------------------------------
Futures and options on futures contracts may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.


Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Historically, the Fund has had a low portfolio turnover rate.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Emerging Market Risk. Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline the heightened risks related to foreign investing below. Profound social changes and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Stock Market Risk. From time to time, foreign capital markets, and particularly those in emerging markets, have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging market investing today.

 . Information Risk. Emerging market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

--------------------------------------------------------------------------------

A Detailed Look at the Emerging Markets Equity Fund--Institutional Class

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Mexico, Brazil or Taiwan, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options on futures contracts, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Gavin Grant, Fund Manager, Deutsche Asset Management, and Co-Manager of the
Fund.

 . Joined the investment adviser in 1997.

 . Nine years of investment industry experience.

 . Portfolio Manager, Edinburgh Fund Managers; 1991-1997.

 . Analyst with an emphasis on the Latin American markets.

 . Member of UK Society of Investment Professionals.

 . MA, Investment Analysis, Stirling University.

Ong Eng-Hock, CFA, Fund Manager, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1992.

 . 13 years of investment industry experience.

 . Analyst specializing in emerging markets of Asia, in particular, Malaysia, India, Pakistan, Sri Lanka and Korea.

 . MBA, University of Singapore.

Matthew Linsey, Director, Deutsche Asset Management, and Lead Manager of the
Fund.

 . Joined the investment adviser in 2000.

 . 16 years of investment industry experience.

 . London emerging markets equities, Investment Manager and Global Strategist,
  Baring Asset Management; 1997 to 2000.

 . Luxembourg Emerging Markets Equities--Senior Fund Manager, ING Investment
  Management; 1994-1997.

 . London and Hong Kong Global fund manager, Chase Asset Management; 1989-1994.

--------------------------------------------------------------------------------

   A Detailed Look at the Emerging Markets Equity Fund--Institutional Class

 . MBA, University of Michigan.

 . BA, Economics, Rutgers University, Magna Cum Laude.

Richard Rothwell, Fund Manager, Deutsche Asset Management, and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Seven years of investment industry experience.

 . Portfolio Manager, Hermes Investment Management Limited; 1993-1997.

 . Analyst with an emphasis on emerging markets.

 . MA, Natural Sciences, St. John's College, Cambridge University.

 . Member of UK Society of Investment Professionals.

 . Member of Institute of Chartered Accountants in England and Wales.

--------------------------------------------------------------------------------

Overview of the Emerging Markets Equity Fund--Institutional Class

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 Financial Highlights

                                  For the Years Ended October 31,
                                2000       1999      1998      1997      1996
  Per share operating
   performance:
  Net asset value,
   beginning of period      $   6.84   $   4.92   $  7.69   $  8.80   $  8.11
 -----------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses
   in excess of) income         0.01       0.03      0.03     (0.03)     0.06
 -----------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currencies          (0.58)      1.89     (2.42)    (0.85)     0.75
 -----------------------------------------------------------------------------
  Total from investment
   operations                  (0.57)      1.92     (2.39)    (0.88)     0.81
 -----------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income        (0.03)        --        --     (0.01)    (0.03)
 -----------------------------------------------------------------------------
  Realized capital gain
   from investment
   transactions                   --         --     (0.38)    (0.22)    (0.09)
 -----------------------------------------------------------------------------
  Total distributions          (0.03)        --     (0.38)    (0.23)    (0.12)
 -----------------------------------------------------------------------------
  Net asset value, end of
   period                   $   6.24   $   6.84   $  4.92   $  7.69   $  8.80
 -----------------------------------------------------------------------------
  Total investment return      (8.45)%    39.02%   (32.66)%  (10.31)%   10.02%
 -----------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of
   period (000 omitted)     $133,360   $163,886   $46,080   $94,101   $88,279
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                     1.27%        --%       --%       --%       --%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                     1.76%      1.90%     1.52%     1.44%     1.52%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                     1.25%      1.25%     1.25%     1.25%     1.25%
 -----------------------------------------------------------------------------
  Ratio of net investment
   income to Average net
   assets                       0.16%      0.63%     0.90%     0.68%     0.63%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average net
   assets (excluding
   expense limitations)        (0.33)%    (0.02)%    0.63%     0.49%     0.36%
 -----------------------------------------------------------------------------
  Portfolio turnover              58%        70%       85%       94%       69%
 -----------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the
 Institutional Class.
--------------------------------------------------------------------------------

Information
--------------------------------------------------------------------------------
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisers. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund, other than the European Equity Fund. DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for the European Equity Fund. Each Fund's investment adviser makes each Fund's investment decisions. Each Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.

                        Percentage of Average
  Fund                       Daily Net Assets

  International Select
   Equity Fund                          0.70%
 --------------------------------------------
  European Equity
   Fund/1/                              0.70%
 --------------------------------------------
  International Small
   Cap Fund                             1.00%
 --------------------------------------------
  Emerging Markets
   Equity Fund                          1.00%
 --------------------------------------------

 /1/ DeAMIS was the Fund's investment
 adviser until December 23, 1999.

DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of November 30, 2000, DeAM, Inc. managed approximately $16 billion in assets. As of December 31, 2000, DeAMIS managed approximately $9 billion in assets.

DeAMIS and DeAM, Inc. are each indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

--------------------------------------------------------------------------------

Information Concerning all Funds

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. A Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status

  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction          Tax Status

  Your sale of shares
  owned more than one  Generally, long-term
  year                 capital gains or losses
 ----------------------------------------------
  Your sale of shares  Generally, short-term
  owned for one year   capital gains or losses;
  or less              losses subject to
                       special rules.
 ----------------------------------------------

You must provide your social security number or other taxpayer identification number to your Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from you dividends, distributions, sales proceed and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds


BUYING AND SELLING FUND SHARES

How to contact the Deutsche Asset Management Service Center:

By Phone           1-800-730-1313
By Mail            Deutsche Asset Management
                   Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
By Overnight Mail  Deutsche Asset Management
                   Service Center
                   210 West 10th Street, 8th
                   floor
                   Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account     $ 25,000
Minimum account balance  $ 50,000

Institutional Class shares of each Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Funds and their service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By Mail  Complete and sign the account
         application that accompanies this
         prospectus. (You may obtain
         additional applications by calling
         the Service Center.) Mail the
         completed application along with a
         check payable to the Deutsche
         Asset Management Fund you have
         selected to the Service Center.
         The addresses are shown under "How
         to contact the Deutsche Asset
         Management Service Center.'
By Wire  Call the Service Center to set up
         a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected to the Service Center. The addresses are shown above under "How to contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      (Fund name and Fund number)

Refer to your account statement for the account name and number.
--------------------------------------------------------------------------------

Information Concerning all Funds


Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the date or purchase while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. Each Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
--------------------------------------------------------------------------------

                                                Information Concerning all Funds

Exchange Privilege. You can exchange all or part of your shares for shares in certain other Deutsche Asset Management mutual funds up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or letter or wire.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares being purchased.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number:1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


International Select Equity Fund--Institutional Class         CUSIP #61735K604
European Equity Fund--Institutional Class                            61735K307
International Small Cap Equity Fund--Institutional Class             61735K406
Emerging Markets Equity Fund--Institutional Class                    61735K109
Morgan Grenfell Investment Trust                               INSTINTLPRO
                                                               (02/01)
                                                               811-8006


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management


                                                                  Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001


                                                         Class A, B and C Shares

European Equity Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



                                             [LOGO OF DEUTSCHE BANK GROUP]

Overview
--------------------------------------------------------------------------------

of the European Equity Fund--Class A, B and C

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.
--------------------------------------------------------------------------------

European Equity Fund--Class A, B and C

Overview of the European Equity Fund

Goal..........................................................................3
Core Strategy.................................................................3
Investment Policies and Strategies............................................3
Principal Risks of Investing in the Fund......................................4
Who Should Consider Investing in the Fund.....................................4
Total Returns, After Fees and Expenses........................................5
Fees and Expenses of the Fund.................................................6

A Detailed Look at the European Equity Fund

Objective.....................................................................8
Strategy......................................................................8
Principal Investments.........................................................8
Investment Process............................................................8
Other Investments.............................................................9
Risks.........................................................................9
Management of the Fund.......................................................10
Calculating the Fund's Share Price...........................................11
Performance Information......................................................12
Dividends and Distributions..................................................12
Tax Considerations...........................................................12
Buying and Selling Fund Shares...............................................12
Sales Charges................................................................14
How to Choose the Class that is Right for You................................16
Financial Highlights.........................................................18

--------------------------------------------------------------------------------

Overview of the European Equity Fund--Class A, B and C

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the investment adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 . foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; or

 . foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the European Equity Fund Class A Shares, Class B Shares and Class C Shares. Each Class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See "Sales Charges.'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                     Overview of the European Equity Fund--Class A, B and C

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Class A, B and C Shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares for each calendar year since the Fund began selling Institutional Class shares to the public on September 3, 1996, its inception date. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index over the last year and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

Year-by-Year Returns
Institutional Class/1/
(each full calendar year since inception)

                                [GRAPH]
                             1997     15.54%
                             1998     22.89%
                             1999/2/  45.43%
                             2000     96.70%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 105.41% (first quarter 2000) and the lowest quarterly return for Institutional Class shares was -16.78% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance For Period Ended December 31, 1999

                              Average Annual Return
                                       Since Inception
                     1 Year    (September  3, 1996)/3/
  European Equity
   Fund--
   Institutional
   Class/1/          96.70%/4/                  42.82%
 -----------------------------------------------------
  MSCI Europe
   Index            (8.14)%                     16.18%
 -----------------------------------------------------

 /1/ Institutional Class performance is presented because Class A, B and C Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C Shares will be similar to the future performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart does not reflect: (i) the expenses of the Class A, B and C shares, (ii) 12b-1 fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (iii) sales charges and
 (iv) a 0.25% shareholder servicing fee for Class B and C Shares. If they did, returns would be lower than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.

 /2/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced Deutsche Asset Management Investment Services Limited as the investment adviser to the Fund.

 /3/ MSCI Europe Index performance is calculated from September 30, 1996.

 /4/ Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.
--------------------------------------------------------------------------------

Overview of the European Equity Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

The Fees and Expenses tables to the right describe the fees and estimated expenses that you may pay if you buy Class A, B and C Shares of the European Equity Fund.

--------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% or 0.50% if you redeem your shares within one year and two years, respectively. (See "Sales Charges--Redemption Price.')

/2/ Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges' and "How to Choose the Class That is Right for You.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges--Redemption Price.')
/4/ Expenses are based on the actual expenses of the Investment Class including the restated Other Expenses for the current fiscal year. Class A, B and C shares are a new class of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were 1.33% and 2.03%, respectively, of the average daily net assets of the Investment Class shares.

/5/The investment adviser and administrator have contractually agreed, for the 12 month period from February 28, 2001, to waive their fees or reimburses expenses so that total expenses will not exceed 1.50% for Class A Shares and 2.25% for Class B and C Shares.


 Shareholder Fees
 (fees paid directly from your investment)

                      Class A   Class B   Class C
                       Shares    Shares    Shares
                      Initial  Deferred  Deferred
                        Sales     Sales     Sales
                       Charge    Charge    Charge

  Maximum Sales
   Charge (Load)
   Imposed on
   Purchases (as a
   percentage of
   offering price)   5.50%/1/      None      None
 ---------------------------------------------------
  Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   original
   purchase price
   or redemption
   proceeds,
   whichever is
   lower)            1.00%/1/  5.00%/2/     1.00%/3/
 ---------------------------------------------------


 Annual Fund Operating Expenses/4/
 (expenses paid from Fund assets)

  Management Fees       0.70%     0.70%     0.70%
 ---------------------------------------------------
  Distribution
   and/or Service
   (12b-1) fees         0.25%     0.75%     0.75%
 ---------------------------------------------------
  Other
   Expenses/4/
   (including a
   0.25%
   shareholder
   servicing fee
   for Class B and
   Class C shares)      1.08%     1.33%     1.33%
 ---------------------------------------------------
  Total Annual
   Fund Operating
   Expenses             2.03%     2.78%     2.78%
 ---------------------------------------------------
  Less: Fee
   Waivers or
   Expense
   Reimbursements/5/   (0.53%)   (0.53%)   (0.53%)
 ---------------------------------------------------
  Net Expenses          1.50%     2.25%     2.25%
 ---------------------------------------------------

--------------------------------------------------------------------------------

                     Overview of the European Equity Fund--Class A, B and C

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the tables above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Example/1/

 You would pay the following
 expenses if you redeemed your
 shares at the end of each period:


                         1 Year               3 Years               5 Years               10 Years

  Class A Shares           $794                $1,103                $1,537                 $2,739
 ---------------------------------------------------------------
  Class B Shares           $728                $1,112                $1,622                 $2,806
 ---------------------------------------------------------------
  Class C Shares           $328                $  812                $1,422                 $3,071
 ---------------------------------------------------------------


 You would pay the following
 expenses if you did not redeem your
 shares:

                         1 Year               3 Years               5 Years               10 Years

  Class A Shares           $694                $1,103                $1,537                 $2,739
 ---------------------------------------------------------------
  Class B Shares           $228                $  812                $1,422                 $2,806
 ---------------------------------------------------------------
  Class C Shares           $228                $  812                $1,422                 $3,071
 ---------------------------------------------------------------

 /1/ For the first 12 months, the example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the European Equity Fund--Class A, B and C

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value' and "growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

The Fund may invest in companies of any market capitalization.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 . stock price relative to the company's rate of earnings growth;

 . valuation relative to other European companies and market averages;

 . valuation relative to global peers;

 . merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the "euro', on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are
--------------------------------------------------------------------------------
Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Class A, B and C

adjusted to keep pace with changes in company, industry and market circumstances.

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
-------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.
-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Class A, B and C


Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the use of futures and options for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the US dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. ("DeAM, Inc.') and Deutsche Asset Management Investment Services Limited ("DeAMIS').

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc./1/ with headquarters at 130 Liberty Street, New York, New York, acts as investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of November 30, 2000, managed approximately $16 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
--------------------------------------------------------------------------------
/1/ DeAMIS was the Fund's investment adviser until December 23, 1999.
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Class A, B and C

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments;

Michael Levy, Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

 . Joined Deutsche Asset Management in 1993 and the Fund in December 1999.

 . 30 years of business experience, 19 of them as an investment professional.

 . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1999 and the Fund in December 1999.

 . 14 years of investment industry experience.

 . Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 . MBA from Columbia University.

 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1993 and the Fund in December 1999.

 . Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

 . Nine years of investment industry experience.

 . BS, Cornell University

Matthias Knerr, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1995 and the Fund in December 1999.

 . Five years of investment industry experience.

 . Finance and international business undergraduate degree from Pennsylvania
  State University.

 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1996 and the Fund in August 2000.

 . Six years of investment industry experience.

 . Previously, Praktikant with McKinsey & Co; 1995.

 . BA from Tufts University and Karlova Universidad; MALD, PhD from Harvard
  University-Tufts University.

 . Emerging Europe and Neuer Market analyst.

Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The price you pay when you buy shares or receive when you redeem shares is the NAV plus any applicable sales charge. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed. The formula for calculating the Fund's net asset value calls for
-------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor
Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Class A, B and C

deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the net asset value of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your service agent, provided that your service agent forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain at least annually. The Fund also may pay dividends and distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay tax on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  Transaction          Tax Status
  Income dividends     Ordinary income
 ---------------------------------------------
  Short-term capital   Ordinary income
  gains distributions
 ---------------------------------------------
  Long-term capital    Long-term capital gains
  gains distributions
 ---------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  Transaction            Tax Status
  Your sale of shares    Generally, long-term
  owned more than one    capital gains or
  year                   losses
 --------------------------------------------
  Your sale of shares    Generally, short-
  owned for one year or  term capital gains
  less                   or losses subject to
                         special rules.
 --------------------------------------------

You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% "backup withholding' tax from your dividends, distributions, sales proceeds and any other payments to you.

The tax considerations for tax-deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed account application) directly to the Fund.

Defined contribution plans with assets of $75 million or more may not purchase Class A shares.
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Class A, B and C


Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial investment in Class A, B or C shares                            $2,000
Subsequent investments                                                  $  100
IRA account, initial investment                                         $1,000
Initial investment for shareholders of other Deutsche Asset Management
 funds' Class A, B and C Shares                                         $  500
Automatic investing plan, initial investment                            $  250
 Monthly plan subsequent investments                                    $  100
 Quarterly plan subsequent investments                                  $  250
Minimum investment for qualified retirement plans (such as 401(k),
 pension or profit sharing plans)                                       $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimum.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the account application or contact your service agent or the Service Center.

Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

Please note that your account cannot become activated until we receive a completed account application via mail or fax.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before they redeem your shares:

 . A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

 . If you are redeeming more than $50,000, a signature guarantee is required.
  You can obtain one from most banks or securities dealers.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the right to redeem the remaining shares after giving you 60 days' notice.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Deutsche Asset Management Service Center for information on this plan.

If your shares are in an account with the Service Center, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Service Center on any Business Day between the hours of 9:00 a.m. and 7:00 p.m. (Eastern time).

Telephone Transactions

You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.
-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Class A, B and C


The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A shares are subject to sales charges according to the following schedule:


                     Class A Sales
                   Charge as a % of
                                 Net Class B Class C
  Amount of        Offering   Amount   Sales   Sales
  Purchase            Price Invested  Charge  Charge
  Less than
   $50,000            5.50%    5.82%    None    None
 ---------------------------------------------------
  $   50,000-
   $ 99,999           4.50%    4.71%    None    None
 ---------------------------------------------------
  $  100,000-
   $249,999           3.50%    3.63%    None    None
 ---------------------------------------------------
  $  250,000-
   $499,999           2.50%    2.56%    None    None
 ---------------------------------------------------
  $  500,000-
   $999,999           2.00%    2.04%    None    None
 ---------------------------------------------------
  $1,000,000 and
   over                None     None    None    None
 ---------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

 (i) A qualified retirement plan;

 (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Class A, B and C

   by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, or by letter.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.


                    Sales Charge as a Percentage of the
                      Dollar Amount Subject to Charge
                   (as % of the Lesser of Cost or Value)
  Years Since
  Purchase      Class A Shares  Class B Shares Class C Shares
  First                  1.00%*          5.00%          1.00%
 ------------------------------------------------------------
  Second                 0.50%*          4.00%           None
 ------------------------------------------------------------
  Third                   None           3.00%           None
 ------------------------------------------------------------
  Fourth                  None           3.00%           None
 ------------------------------------------------------------
  Fifth                   None           2.00%           None
 ------------------------------------------------------------
  Sixth                   None           1.00%           None
 ------------------------------------------------------------
  Thereafter              None            None           None
 ------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 . If you acquired your shares through an exchange of shares of another
  Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the
-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Class A, B and C

 annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

 (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

5) If you are redeeming Class A shares, your original investment was at least $3 million and your service agent has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A shares.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares and, since there is no conversion to Class A shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. Class A shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the Fund through authorized service agents.
  Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund.

 . After we or your service agent receives your order, you will buy or sell your shares at the next NAV calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . We accept payment for shares only in US dollars by check or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.
--------------------------------------------------------------------------------

             A Detailed Look at the European Equity Fund--Class A, B and C

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while we wait for your check to clear.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in-kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

-------------------------------------------------------------------------------

A Detailed Look at the European Equity Fund--Class A, B and C

Institutional Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                              For the Years Ended October
                                         31,
                                                              For the Period
                                                              Oct. 3, 1996/2
                                                                   / through
                               2000    1999    1998     1997   Oct. 31, 1996
  Per share operating
   performance:
  Net asset value,
   beginning of period      $ 11.43  $13.50  $12.81  $ 10.60         $ 10.00
 -----------------------------------------------------------------------------
  Income from investment
   operations:
  Net investment (expenses
   in excess of) income       (1.37)   0.29    0.15     0.25              --
 -----------------------------------------------------------------------------
  Net realized and
   unrealized gain on
   investments and
   foreign currencies         16.20    2.04    1.68     2.11            0.60
 -----------------------------------------------------------------------------
  Total from investment
   operations                 14.83    2.33    1.83     2.36            0.60
 -----------------------------------------------------------------------------
  Distributions to
   shareholders:
  Net investment income       (0.08)  (0.29)  (0.24)   (0.03)             --
 -----------------------------------------------------------------------------
  Realized capital gain
   from investment
   transactions                  --   (4.11)  (0.90)   (0.12)             --
 -----------------------------------------------------------------------------
  Total distributions         (0.08)  (4.40)  (1.14)   (0.15)             --
 -----------------------------------------------------------------------------
  Other capital changes/3/     2.26      --      --       --              --
 -----------------------------------------------------------------------------
  Net asset value, end of
   period                   $ 28.44  $11.43  $13.50  $ 12.81         $ 10.60
 -----------------------------------------------------------------------------
  Total investment return    149.63%  21.18%  15.36%   22.48%           6.00%
 -----------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets at end of
   period (000 omitted)     $50,677  $  897  $5,387  $39,330         $17,902
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   including interest
   expense)                    1.28%     --%     --%      --%             --%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (excluding expense
   limitations and
   including interest
   expense)                    1.94%   1.64%   1.13%    1.17%           1.40%
 -----------------------------------------------------------------------------
  Ratio of expenses to
   average net assets
   (including expense
   limitations and
   excluding interest
   expense)                    1.25%   0.90%   0.90%    0.90%           0.90%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average
   net assets                  0.92%   1.23%   1.12%    1.71%          (0.41)%
 -----------------------------------------------------------------------------
  Ratio of net investment
   (expenses in excess of)
   income to average net
   assets (excluding
   expense limitations)        0.26%   0.49%   0.89%    1.44%          (0.91)%
 -----------------------------------------------------------------------------
  Portfolio turnover            377%     80%     49%      45%              5%
 -----------------------------------------------------------------------------

 /1/On February 28, 2000 the Institutional Shares were renamed the Institutional Class.

 /2/Commencement of operations.

 /3/Represents one-time gain from accounting for cancellation of certain shareholder trades.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


European Equity Fund--Class A, B and C Shares
Morgan Grenfell Investment Trust                                CUSIP
                                                                #61735K521

Distributed by:
                                                                61735K513
ICC Distributors, Inc.
                                                                61735K497
Two Portland Square
Portland, ME 04101                                              1734PRO
                                                                (02/01)
                                                                811-8006

MORGAN GRENFELL INVESTMENT TRUST
No-Load Open-End Funds
One South Street
Baltimore, MD 21202

                      STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each a "Fund," collectively, the "Funds"):

     -  Fixed Income Fund

     -  Short-Term Fixed Income Fund

     -  High Yield Bond Fund

     -  Total Return Bond Fund

     -  Municipal Bond Fund

     -  Short-Term Municipal Bond Fund

     -  Smaller Companies Fund

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with each Fund's Premier, Institutional or Investment Share Prospectuses dated February 28, 2001, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each Fund are included in the Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which is incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, Missouri 64121.

                               TABLE OF CONTENTS

                                                                                 PAGE
INTRODUCTION..................................................................      1

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND STRATEGIES AND RELATED RISKS...      1

INVESTMENT RESTRICTIONS.......................................................     33

TRUSTEES AND OFFICERS.........................................................     38

COMPENSATION OF TRUSTEES......................................................     40

INVESTMENT ADVISORY AND OTHER SERVICES........................................     41

PURCHASE AND REDEMPTION OF SHARES.............................................     53

NET ASSET VALUE...............................................................     54

PERFORMANCE INFORMATION.......................................................     55

YIELD.........................................................................     56

TOTAL RETURN..................................................................     57

TAXES.........................................................................     61

GENERAL.......................................................................     61

U.S. SHAREHOLDERS--DISTRIBUTIONS..............................................     66

U.S. SHAREHOLDERS--SALE OF SHARES.............................................     68

NON-U.S. SHAREHOLDERS.........................................................     69

STATE AND LOCAL...............................................................     70

GENERAL INFORMATION ABOUT THE TRUST...........................................     70

ANNUAL AND SEMI-ANNUAL REPORTS................................................     75

CONSIDERATION FOR PURCHASES OF SHARES.........................................     76

ADDITIONAL INFORMATION........................................................     76

FINANCIAL STATEMENTS..........................................................     76

APPENDIX A....................................................................     77

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This Statement of Additional Information relates to the following Funds:

Fixed Income Fund
Short-Term Fixed Income Fund
High Yield Bond Fund
Total Return Bond Fund
(collectively, the "Fixed Income Funds")

Municipal Bond Fund
Short-Term Municipal Bond Fund
(collectively, the "Municipal Funds")

Smaller Companies Fund

Each Fund, other than Total Return Bond Fund, is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

Deutsche Asset Management, Inc. (the "Adviser" or "DeAM, Inc.") serves as investment adviser to each Fund. ICC Distributors, Inc. (the "Distributor") serves as each Fund's principal underwriter and distributor. DeAM, Inc. serves as each Fund's administrator (the "Administrator").

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectuses. No investor should invest in shares of a Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND
STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Fixed Income Fund
-----------------

Under normal conditions, the Fund invests at least 80% of its assets in intermediate-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or if unrated, considered by the Adviser to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Adviser to be of comparable quality. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds).
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Short-Term Fixed Income Fund
----------------------------

Under normal conditions, the Fund invests at least 80% of its assets in short-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or, if unrated, considered by the Adviser to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Adviser to be of comparable quality. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

High Yield Bond Fund
--------------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated domestic and foreign below investment grade bonds (junk-bonds). The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase.

Total Return Bond Fund
----------------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S.-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be invested in fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of U.S. and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund may invest up to 17% of its assets in below investment grade fixed income securities of U.S. and foreign issuers. The Fund may also invest up to 7% of its assets in high yield bonds of issuers in countries with new or emerging securities markets.

The Fund may invest up to 35% of its assets in securities denominated in a foreign currency. We may also use various instruments commonly known as "derivatives" as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

Municipal Bond Fund
-------------------

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Adviser to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or, if unrated, considered by the Adviser to be of comparable quality. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Short-Term Municipal Bond Fund
------------------------------

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Adviser to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Adviser to be of comparable quality. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Smaller Companies Fund
----------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of U.S. small capitalization companies. The Adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities, securities of medium and large capitalization companies and cash. Up to 5% of the Fund's net assets may be invested in the securities of foreign issuers. The Fund will invest at least 60% of its assets directly in stocks.

FIXED INCOME SECURITIES

GENERAL. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Each of the Funds other than Smaller Companies Fund may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

PUT BONDS. Each of the Funds other than Smaller Companies Fund may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Each of the Funds other than Smaller Companies Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds other than Smaller Companies Fund and the Municipal Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S.

Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds other than Smaller Companies Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").

LOWER QUALITY DEBT OBLIGATIONS "JUNK-BONDS". High Yield Bond Fund and Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk-bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, High Yield Bond Fund and Total Return Bond Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard

& Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Adviser will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

High Yield Bond Fund and Total Return Bond Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

CONVERTIBLE AND PREFERRED SECURITIES

Subject to its investment objectives and policies, each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond Fund) may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond Fund), subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MUNICIPAL SECURITIES

The Municipal Funds and, to a more limited extent, Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Adviser based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds other than Smaller Companies Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a

Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Total Return Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

MORTGAGE-BACKED. Each of the Funds other than Smaller Companies Fund may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Only Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated
investment companies that acquire such interests.   Mortgage-backed securities
are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Adviser, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Adviser will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Adviser will be the actual average life of such securities.

Each of Total Return Bond Fund, Fixed Income Fund and Short-Term Fixed Income Fund, may at times, invest a significant percentage of its assets in CMOs.

ASSET-BACKED SECURITIES. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Short-Term Fixed Income Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. While the non-U.S. investments of Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund may be denominated in any currency, the investments of Fixed Income Fund, Short-Term Fixed Income Fund in foreign securities may be denominated only in the U.S. dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

To the extent the investments of Smaller Companies Fund and Total Return Bond Fund are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. Smaller Companies Fund and Total Return Bond Fund will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, Fixed Income Fund and Short-Term Fixed Income Fund intend to invest only in obligations issued or guaranteed by the Asian

Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTMENT IN EMERGING MARKETS

High Yield Bond Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

EQUITY AND EQUITY RELATED SECURITIES

The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment. Smaller Companies Fund will invest at least 60% of its assets directly in stocks.

SMALL AND MICRO CAPITALIZATION COMPANIES

Smaller Companies Fund invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Many smaller capitalization companies in which Smaller Companies and Micro Cap may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

CURRENCY MANAGEMENT TECHNIQUES

To the extent that they invest in securities denominated or quoted in foreign currencies, Smaller Companies Fund and Total Return Bond Fund may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, Total Return Bond Fund may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Smaller Companies Fund and Total Return Bond Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Total Return Bond Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. Smaller Companies Fund may enter into forward currency contracts only for the following hedging purposes. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While a Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Smaller Companies Fund and Total Return Bond Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OPTIONS ON STOCK INDICES OR CURRENCIES. The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Equity Funds may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Adviser, each Equity Fund, High Yield Bond Fund and Total Return Bond Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. Smaller Companies Fund, High Yield Bond Fund and Total Return Bond Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes-- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Funds will attempt to minimize the risk that they will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions.

Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of High Yield Bond Fund or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING

Each Fund may borrow for temporary or emergency purposes, although borrowings by Fixed Income Fund and Municipal Bond Fund may not exceed 10% of the value of their respective total assets. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund will be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To limit the potential leveraging effects of a Fund's borrowings, each Fund other than Fixed Income Fund and Municipal Bond Fund will not make investments while borrowings are in excess of 5% of total assets. Fixed Income Fund and Municipal Bond Fund may not make additional investments while they have any borrowings outstanding. Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund, other than Fixed Income Fund and Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each Fund other than Total Return Bond Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below. Total Return Bond Fund is "non-diversified" under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, Total Return Bond Fund is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that Total Return Bond Fund does not meet the standards for being diversified under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

CONCENTRATION OF INVESTMENTS

As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

MORTGAGE DOLLAR ROLLS

Each of the Funds other than Smaller Companies Fund and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

RESTRICTED SECURITIES

Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

OTHER INVESTMENT COMPANIES

Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that, in accordance with an exemptive order expected to be issued by the Commission, Total Return Bond Fund may invest up to 17% of its shares in institutional shares of Total Return Bond Fund and up to 7% of its shares in institutional shares of Emerging Markets Debt Fund (but only if such order is issued; there is no assurance that such an order will be granted). A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. Total Return Bond Fund will not acquire securities of another investment company if, at the time of acquisition, the other investment company owns securities of any other investment company in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER

Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities-- Variable and Floating Rate Instruments."

BANK OBLIGATIONS

Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below for each Fund other than Fixed Income Fund and Municipal Bond Fund and fundamental investment restriction (3) listed below for Fixed Income Fund and Municipal Bond Fund.

In addition, the policy of each Municipal Bond Fund and Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME FUND, SHORT-TERM MUNICIPAL BOND FUND, HIGH YIELD BOND FUND, TOTAL RETURN BOND FUND AND THE SMALLER COMPANIES FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Fund, other than Total Return Bond Fund, will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other U.S.-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund and Short-Term Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO FIXED INCOME FUND AND MUNICIPAL BOND FUND

Fundamental Investment Restrictions. The Trust may not, on behalf of Fixed Income Fund or Municipal Bond Fund:

(1)  Acquire more than 10% of the voting securities of any one issuer.

(2)  Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond Fund's total assets and 15% of Fixed Income Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other U.S.-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

---------------------------------------------------------------------------------------------------
Name and Address                     Positions with Trust    Principal Occupation During Past
                                                             Five Years
---------------------------------------------------------------------------------------------------
Paul K. Freeman (2)                 Trustee                  Project Leader,
7257 South Tucson Way                                        International Institute for Applied
Englewood, CO 80112 (age 48)                                 Systems Analysis (since 1998); Chief
                                                             Executive Officer, The Eric Group
                                                             Inc. (environmental insurance)
                                                             (1986-1998).
---------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)              Trustee                  Senior Vice President, BGK Realty
330 Garfield Street                                          Inc. (since 1995); Director, 15 funds
Santa Fe, NM 87501                                           managed by Morgan Stanley Dean Witter
(age 68)                                                     Investment Management; Trustee, 9
                                                             open-end mutual funds managed by
                                                             Weiss, Peck & Greer; Trustee of 10
                                                             open-end mutual funds managed by Sun
                                                             Capital Advisers, Inc.
---------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)            Trustee                  Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                    Sprint Corporation
Westwood, KS 66205                                           (telecommunications) (since 1989);
(age 54)                                                     Trustee of 18 open-end mutual funds
                                                             managed by Sun Capital Advisers, Inc.
---------------------------------------------------------------------------------------------------
Hugh G. Lynch                       Trustee                  Director, The Greater China Fund
767 Fifth Avenue                                             managed by Baring Asset Management
New York, NY 10153                                           (Asia) Ltd. (Since February 2000);
(age 63)                                                     Director, Emerging Markets Growth
                                                             Fund, Inc. managed by Capital
                                                             International Inc. (Since August
                                                             1988); previously, Managing Director,
                                                             General Motors Asset Management
                                                             (Since 1994).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Name and Address                     Positions with Trust    Principal Occupation During Past
                                                             Five Years
---------------------------------------------------------------------------------------------------
Edward T. Tokar (1)                 Trustee                  CEO of Allied Capital Management, LLC
101 Columbia Road                                            (Since 1997); Vice
Morristown, NJ 07962                                         President-Investments, Honeywell
(age 53)                                                     International, Inc. (advanced
                                                             technology and manufacturer) (since
                                                             1985).
---------------------------------------------------------------------------------------------------
Richard T. Hale                     President                Trustee of each of the other
One South Street                                             investment companies within the
Baltimore, MD  21202                                         Deutsche Asset Management mutual Fund
(age 55)                                                     complex; Managing Director, Deutsche
                                                             Asset Management; Managing Director,
                                                             Deutsche Banc Alex. Brown
                                                             Incorporated (held various positions
                                                             with Deutsche Banc Alex. Brown and
                                                             its predecessor companies since
                                                             1974); Director and President,
                                                             Investment Company Capital Corp.
---------------------------------------------------------------------------------------------------
David W. Baldt                      Vice President           Managing Director of Active Fixed
150 S. Independence Sq.                                      Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                    Inc. (since 1989).
(age 50)
---------------------------------------------------------------------------------------------------
James H. Grifo                      Vice President           Managing Director and Executive Vice
150 S. Independence Sq.                                      President, Deutsche Asset Management,
W. Philadelphia, PA 19106                                    Inc. (since 1996); Senior Vice
(age 48)                                                     President, GT Global Financial (1990
                                                             - 1996).
---------------------------------------------------------------------------------------------------
Charles A. Rizzo                    Treasurer                Director, Deutsche Asset Management
One South Street                                             (since 1998); Senior Manager,
Baltimore, Maryland 21202                                    PricewaterhouseCoopers LLP from 1993
(Age 42)                                                     to 1998
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Name and Address                     Positions with Trust    Principal Occupation During Past
                                                             Five Years
---------------------------------------------------------------------------------------------------
Amy M. Olmert (3)                   Assistant Treasurer      Director, Deutsche Asset Management
One South Street                                             Americas (since 1999); Vice
Baltimore, MD  21202                                         President, BT Alex. Brown Inc.
(age 36)                                                     (1997-1999); Senior Manager,
                                                             PricewaterhouseCoopers LLP
                                                             (1988-1997).
---------------------------------------------------------------------------------------------------
Daniel O. Hirsch                    Secretary                Director, Deutsche Asset Management
One South Street                                             Americas (since 1999); Director,
Baltimore, MD  21202                                         Deutsche Bank Alex. Brown
(age 45)                                                     Incorporated and Investment Company
                                                             Capital Corp. (since 1998); Assistant
                                                             General Counsel, Office of the
                                                             General Counsel, United States
                                                             Securities and Exchange Commission
                                                             (1993-1998).
---------------------------------------------------------------------------------------------------

1   Member of the Trust's Pricing Committee.

2   Member of the Trust's Audit Committee.

3   Member of the Trust's Dividend Committee.

Messrs. Jones, Freeman and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of February 8, 2001, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 2000:

--------------------------------------------------------------------------------------------------
                                 Pension or Retirement Benefits
                                 Accrued as Part of Fund             Aggregate Compensation from
Name of Trustee                  Expenses                            the Trust/Complex*
--------------------------------------------------------------------------------------------------
Paul K. Freeman                             $0                              $17,000
--------------------------------------------------------------------------------------------------
Graham E. Jones                             $0                              $18,000
--------------------------------------------------------------------------------------------------
William N. Searcy                           $0                              $21,000
--------------------------------------------------------------------------------------------------
Hugh G. Lynch                               $0                              $15,000**
--------------------------------------------------------------------------------------------------
Edward T. Tokar                             $0                              $15,000
--------------------------------------------------------------------------------------------------

* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

** Mr. Lynch deferred $3,750 under a deferred compensation plan.

INVESTMENT ADVISORY AND OTHER SERVICES

Deutsche Asset Management, Inc. ("DeAM, Inc."), 130 Liberty Street, New York, New York 10006, acts as the investment adviser to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:

---------------------------------------------------------------------------
Fund                                                            Annual Rate
---------------------------------------------------------------------------
Fixed Income Fund                                                   0.40%
---------------------------------------------------------------------------
Municipal Bond Fund                                                 0.40%
---------------------------------------------------------------------------
Short-Term Fixed Income Fund                                        0.40%
---------------------------------------------------------------------------
Short-Term Municipal Bond Fund                                      0.40%
---------------------------------------------------------------------------
High Yield Bond Fund                                                0.50%
---------------------------------------------------------------------------
Total Return Bond Fund                                              0.45%
---------------------------------------------------------------------------
Smaller Companies Fund                                              1.00%
---------------------------------------------------------------------------

If Total Return Bond Fund receives exemptive relief from the commission to invest up to 17% of its total assets in High Yield Bond Fund and up to 7% of its total assets in the Emerging Markets Debt Fund, its advisory fee will be reduced.

Each Fund's advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Adviser during the periods indicated:

----------------------------------------------------------------------------------------------------
                                                  For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                                         1998                      1999                      2000
----------------------------------------------------------------------------------------------------
Fixed Income Fund                     $4,688,049                $5,004,754                $4,431,798
----------------------------------------------------------------------------------------------------
Municipal Bond Fund                   $1,734,753                $2,598,550                $2,107,627
----------------------------------------------------------------------------------------------------
Short-Term Fixed                      $    2,407                $   96,835                $  127,768
 Income Fund
----------------------------------------------------------------------------------------------------
Short-Term Municipal                  $   45,706                $  343,523                $  520,523
 Bond Fund
----------------------------------------------------------------------------------------------------
High Yield Bond Fund                  $  119,581                $1,232,710                $1,706,553
----------------------------------------------------------------------------------------------------
Total Return Bond                     None                      None                      None
 Fund*
----------------------------------------------------------------------------------------------------
Smaller Companies Fund                None                      $   63,602                $   81,330
----------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no advisory fees during such periods.

Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Adviser may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of November 30, 2000, DeAM, Inc. managed approximately $16 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

SUBADVISER FOR TOTAL RETURN BOND

Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold Street, London, England, acts as Subadviser for the foreign component of Total Return Bond Fund pursuant to the terms of a subadvisory contract. DeAMIS is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAMIS is also an indirect wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2000, DeAMIS managed approximately $9 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. Under the subadvisory contract, the Adviser, and not the Fund, will pay the Subadviser 0.08% of the average daily net assets of Total Return Bond Fund, unless reduced, on a pro rata basis, by any fee waiver then in effect.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Adviser and the Subadviser have also adopted a Code of Ethics. The Code of Ethics allow personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. The Adviser's Code prohibits participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

The Trust's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.

PORTFOLIO TURNOVER. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

---------------------------------------------------------------------------
                                   For the fiscal year ended October 31,
---------------------------------------------------------------------------
                                       1999                       2000
---------------------------------------------------------------------------
Fixed Income Fund                       157%                       116%
---------------------------------------------------------------------------
Municipal Bond Fund                      27%                        29%
---------------------------------------------------------------------------
Short-Term Fixed                        142%                        89%
 Income Fund
---------------------------------------------------------------------------
Short-Term Municipal                     64%                        52%
 Bond Fund
---------------------------------------------------------------------------
High Yield Bond Fund                    180%                       151%
---------------------------------------------------------------------------
Total Return Bond                       N/A                        N/A
 Fund*
---------------------------------------------------------------------------
Smaller Companies Fund                  105%                       122%
---------------------------------------------------------------------------

THE ADMINISTRATOR. Deutsche Asset Management, Inc. (the "Administrator"), 130 Liberty Street, New York, New York 10006, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds and Municipal Funds; 0.22% for Smaller Companies Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

Prior to November 1, 1998, SEI Financial Management Corporation ("SEI") was the administrator for each Fund. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

----------------------------------------------------------------------------------------------------
                                                   For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                                         1998                      1999                      2000
----------------------------------------------------------------------------------------------------
Fixed Income Fund                       $941,106                $1,501,426                $1,329,539
----------------------------------------------------------------------------------------------------
Municipal Bond Fund                     $331,733                $  779,565                $  632,288
----------------------------------------------------------------------------------------------------
Short-Term Fixed                        $ 60,177                $   29,051                $   38,330
 Income Fund
----------------------------------------------------------------------------------------------------
Short-Term Municipal                    $ 60,177                $  103,057                $  156,160
 Bond Fund
----------------------------------------------------------------------------------------------------
High Yield Bond Fund                    $ 26,888                $  295,872                $  409,578
----------------------------------------------------------------------------------------------------
Total Return Bond                       None                    None                      None
 Fund*
----------------------------------------------------------------------------------------------------
Smaller Companies Fund                  $ 60,177                $   13,993                $   17,892
----------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no administration fees during such periods.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST. The expenses borne by each Fund include: (i) fees and expenses of any investment adviser and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Adviser; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 17, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

SERVICE PLAN (INVESTMENT SHARES ONLY). Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.
Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Adviser seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on

U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The following table sets forth the approximate brokerage commissions paid by the Adviser for research services during the periods indicated:

----------------------------------------------------------------------------------------------------
                                    For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                         1998                      1999                      2000
----------------------------------------------------------------------------------------------------
Fixed Income Fund        None                      None                      None
----------------------------------------------------------------------------------------------------
Municipal Bond Fund      None                      None                      None
----------------------------------------------------------------------------------------------------
Short-Term Fixed         None                      None                      None
 Income Fund
----------------------------------------------------------------------------------------------------
Short-Term Municipal     None                      None                      None
 Bond Fund
----------------------------------------------------------------------------------------------------
High Yield Bond Fund     None                      None                      None
----------------------------------------------------------------------------------------------------
Total Return Bond        None                      None                      None
 Fund*
----------------------------------------------------------------------------------------------------
Smaller Companies Fund   None                      $10,562                   $10,199
----------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.

Investment decisions for a Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Adviser, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal year ended October 31, 1998, no Fund paid any brokerage commissions to any Affiliated Broker.

For the fiscal period ended October 31, 1999, Smaller Companies Fund paid brokerage commissions in the amount of $258 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

The following table sets forth the brokerage commissions paid by the Funds during the periods indicated:

----------------------------------------------------------------------------------------------------
                                     For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                         1998                      1999                      2000
----------------------------------------------------------------------------------------------------
Fixed Income Fund        None                      None                      None
----------------------------------------------------------------------------------------------------
Municipal Bond Fund      None                      None                      None
----------------------------------------------------------------------------------------------------
Short-Term Fixed         None                      None                      None
 Income Fund
----------------------------------------------------------------------------------------------------
Short-Term Municipal     None                      None                      None
 Bond Fund
----------------------------------------------------------------------------------------------------
High Yield Bond Fund     None                      None                      None
----------------------------------------------------------------------------------------------------
Total Return Bond        None                      None                      None
 Fund*
----------------------------------------------------------------------------------------------------
Smaller Companies Fund   $11,892                   $10,707                   $11,305
----------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.

As of October 31, 2000, none of the Funds held securities of its regular broker-dealers.

PURCHASE AND REDEMPTION OF SHARES.

Shares of each Fund are distributed by ICC Distributors, Inc., (the "Distributor"). The Funds offer three classes of shares, Premier, Institutional and Investment shares. General information on how to buy shares of a Fund is set forth in "Buying and Selling Fund Shares" in the Funds' Prospectuses. The following supplements that information.

Investors may invest in Premier and Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which The New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual Fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is ultimately responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of a Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. A Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which NYSE is open (a "Business Day"). If the NYSE closes early, a Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of a Fund are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price a Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Fund's net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the
period are assumed to be reinvested in the Fund's shares.   A Fund's yield
reflects its overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

YIELD

From time to time, a Fund may advertise its yield and its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

               a-b
YIELD  =  2 [(-----  +  1) 6  - 1]
               cd
Where:

a  =   dividends and interest earned by the Fund during the  period;

b  =   net expenses accrued for the period;

c  =   average daily number of shares outstanding during the period entitled to receive dividends; and

d  =   maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare a Fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The following table sets forth the yield for the Fixed Income Funds and Municipal Funds for the 30-day period ended October 31, 2000:

----------------------------------------------------------------------------------------------------------------------------
           Premier Class      Premier Class       Institutional       Institutional     Investment Class    Investment Class
            Shares (with     Shares (without      Class Shares        Class Shares      Shares (with fee     Shares (without
            fee waivers        fee waivers          (with fee         (without fee       waivers and/or        fee waivers
               and/or             and/or         waivers and/or      waivers and/or      reimbursements)         and/or
          reimbursements)    reimbursements)     reimbursements)     reimbursements)                         reimbursements)
----------------------------------------------------------------------------------------------------------------------------
Fixed Income    N/A                N/A                6.91%               6.91%               6.66%               6.66%
Fund
----------------------------------------------------------------------------------------------------------------------------
Municipal       N/A                N/A                4.97%               4.93%               4.72%               4.68%
Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Short-Term      N/A                N/A                6.66%               6.34%               N/A                 N/A
Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------
Short-Term      N/A                N/A                4.94%               4.78%               4.67%               4.51%
Municipal
Bond Fund
----------------------------------------------------------------------------------------------------------------------------
High Yield      N/A                N/A               13.46%              13.46%              12.93%              12.93%
Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Total Return    N/A                N/A                N/A                 N/A                 N/A                 N/A
Bond Fund*
----------------------------------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

The following table sets forth the tax-equivalent yield for the Municipal Funds for the 30-day period ended October 31, 2000:

---------------------------------------------------------------------------------------------------------
                        Institutional         Institutional       Investment Class      Investment Class
                     Class Shares (with       Class Shares        Shares (with fee       Shares (without
                     fee waivers and/or       (without fee         waivers and/or      fee waivers and/or
                       reimbursements)       waivers and/or        reimbursements)       reimbursements)
                                             reimbursements)
---------------------------------------------------------------------------------------------------------
Municipal Bond             8.23%                 8.19%                 7.81%                 7.77%
Fund
---------------------------------------------------------------------------------------------------------
Short-Term                 8.18%                 8.02%                 7.73%                 7.57%
Municipal Bond Fund
---------------------------------------------------------------------------------------------------------


TOTAL RETURN


Average annual total return is calculated separately for Investment shares and Institutional shares of a Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. A Fund, when advertising "average annual total return" for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/  =  ERV

Where:

T    =  average annual total return,

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

P    =  hypothetical initial payment of $1,000; and

n    =  period covered by the computation, expressed in years.

When a Fund advertises "aggregate total return" for a class of its shares, it computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return  =  [(---) - 1]
                              P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Average Annual Total Returns as of October 31, 2000

Institutional Class shares

--------------------------------------------------------------------------------------------------------------------
                                    1-Year                 5-Year                10-Year           Since Inception
--------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                   7.55%                  6.39%                 N/A               7.36%
 (Inception: 9/18/92)
--------------------------------------------------------------------------------------------------------------------
Municipal Bond                      6.45%                  5.27%                 N/A               7.08%
 Fund (Inception: 12/31/91)
--------------------------------------------------------------------------------------------------------------------
Short-Term Fixed                    6.63%                  6.15%                 N/A               6.14%
 Income Fund
 (Inception: 3/13/95)
--------------------------------------------------------------------------------------------------------------------
Short-Term                          5.52%                  5.02%                 N/A               5.22%
 Municipal Bond
 Fund (Inception: 3/6/95)
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                     2.45%                  N/A                   N/A               3.69%
 Fund (Inception: 3/16/98)
--------------------------------------------------------------------------------------------------------------------
Total Return                        N/A                    N/A                   N/A               N/A
 Bond Fund*
--------------------------------------------------------------------------------------------------------------------
Smaller Companies                  40.50%                 18.48%                  N/A             18.39%
 Fund (Inception: 6/30/95)
--------------------------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Average Annual Total Returns as of October 31, 2000

Investment Class shares

----------------------------------------------------------------------------------------------------------
                                   1-Year                5-Year                10-Year     Since Inception
----------------------------------------------------------------------------------------------------------
Fixed Income Fund                  7.19%                 N/A                   N/A         4.78%
 (Inception: 2/11/98)
----------------------------------------------------------------------------------------------------------
Municipal Bond                     6.21%                 N/A                   N/A         3.90%
 Fund (Inception: 7/30/97)
----------------------------------------------------------------------------------------------------------
Short-Term                         5.24%                 N/A                   N/A         3.97%
 Municipal Bond
 Fund (Inception: 12/3/97)
----------------------------------------------------------------------------------------------------------
High Yield  Bond                   2.34%                 N/A                   N/A         8.53%
 Fund (Inception: 9/15/98)
----------------------------------------------------------------------------------------------------------
Smaller Companies                 40.16%                 N/A                   N/A         15.72%
 Fund (Inception: 7/11/97)
----------------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Average Annual Total Returns as of October 31, 2000

Premier Class shares

----------------------------------------------------------------------------------------------------------
                             1-Year                5-Year                10-Year           Since Inception
----------------------------------------------------------------------------------------------------------
High Yield  Bond             N/A                   N/A                   N/A               N/A
 Fund (Inception: 10/31/00)
----------------------------------------------------------------------------------------------------------

If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual Fund industry and rank mutual Fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual Fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity that has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

High Yield Bond Fund and Total Return Bond Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

If a Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund anticipates that it generally will not be entitled to elect to pass through such foreign taxes to its shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to U.S. tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

A Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain as required in order to maintain its qualification as a regulated investment company, and to avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and a Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth each Fund's realized capital losses available to offset future net capital gains as of October 31, 2000:

--------------------------------------------------------------------------
                         Losses                    Expiration Date
--------------------------------------------------------------------------
Fixed Income Fund        None                      None
--------------------------------------------------------------------------
Municipal Bond Fund      None                      None
--------------------------------------------------------------------------
Short-Term Fixed         None                      None
 Income Fund
--------------------------------------------------------------------------
Short-Term Municipal     None                      None
 Bond Fund
--------------------------------------------------------------------------
High Yield Bond Fund     None                      None
--------------------------------------------------------------------------
Total Return Bond        None                      None
 Fund*
--------------------------------------------------------------------------
Smaller Companies Fund   None                      None
--------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Effective for 2001, each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years which would have the effect of reducing the applicable federal capital gains rate on the sale of the stock or securities
when they are eventually sold by the Fund on or after January 3, 2006.   Any
such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election, it will be treated for federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.

U.S. SHAREHOLDERS--DISTRIBUTIONS

A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that the Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as "exempt-interest dividends." The portions of such exempt-interest dividends, if any, derived from interest on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For U.S. federal income tax purposes, distributions by a Fund as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a Fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gain. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held.

Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by the Fixed Income Funds and the Municipal Funds from U.S. domestic corporations, dividends paid by a Fund will generally not qualify for the dividends received deduction. Some of the dividends paid by the Smaller Companies Fund may not qualify for the deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a Fund are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of a Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold Fund shares as capital assets may be eligible to make an irrevocable federal income tax election relating to certain Fund shares that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such Fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

A Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from the Fund's net long-term capital gains, but not including exempt-interest dividends) and share redemption and exchange proceeds paid to individual shareholders and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-8 or other authorized substitute thereof or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends paid with respect to such years will be exempt-interest dividends.

NON-U.S. SHAREHOLDERS

A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not (1) an individual who is a U.S. citizen or resident or (2) a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the U.S. maintained by the foreign shareholder), generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8 BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S. maintained by the foreign shareholders), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a U.S. trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the foreign shareholder or the foreign shareholder is subject to tax under the provisions of the U.S. federal income tax law applicable to U.S. expatriates). However, back-up withholding generally will apply at a rate of 31% unless the shareholder furnishes the fund with an IRS Form W-8 BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.

STATE AND LOCAL

A Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

GENERAL INFORMATION ABOUT THE TRUST

GENERAL. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and eight additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund.
Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of February 2, 2001, the following shareholders owned the following respective percentages of the outstanding Premier Class shares of High Yield Bond Fund and Total Return Bond Fund:

                                                                                  Percentage of
Fund                             Shareholder Name and Address                     Outstanding Shares
                                                                                  of the Fund

----------------------------------------------------------------------------------------------------
High Yield Bond Fund          Bost & Co., A/C NYXF1783602, FBO Bell Atlantic             39.30%
                              Master Trust, Mutual Fund Operations, PO Box
                              3198, Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------
                              Mac & Co., A/C CPAFDF203X2, Commonwealth of PA             15.24%
                              - PSERS, Mutual Fund Operations, PO Box 3198,
                              Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------
                              Public School Employees, Retirement System,                 7.44%
                              c/o Mellon Trust Mtl Fnds Ops, PO Box 3198,
                              Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------
                              Arkansas Public Employees, Retirement System,               5.95%
                              124 West Capitol Suite 400, Little Rock, AR
                              72201-3700
---------------------------------------------------------------------------------------------------
                              Mac & Co., FBO Conrail Supp Pension PL Trust,               5.84%
                              A/C CRRF1764382, Attn. Mutual Fund Operations,
                              PO Box 3198, Pittsburgh, PA 15253-4005
---------------------------------------------------------------------------------------------------
                              Public School Employees, Retirement System,                 5.73%
                              c/o State Street Pa Svcs, 30 N. 3rd St. Ste.
                              750, Harrisburg, PA 17101-1712
---------------------------------------------------------------------------------------------------
Total Return Bond Fund*       N/A                                                         N/A
---------------------------------------------------------------------------------------------------

* Total Return Bond Fund was not in operation during any of the indicated periods.

As of February 2, 2001, the following shareholders owned the following respective percentages of the outstanding Institutional Class shares of each
Fund:


                                                                                  Percentage of
Fund                             Shareholder Name and Address                     Outstanding Shares
                                                                                  of the Fund

----------------------------------------------------------------------------------------------------
Fixed Income Fund             Charles Schwab & Co Inc., Special Custody                   9.72%
                              Account, Mutual Funds Department, 101
                              Montgomery St., San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
Municipal Bond Fund           Charles Schwab & Co Inc., Special Custody                  62.21%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              National Financial Services Corp., For the                  5.06%
                              Exclusive Benefit of Our Customers, Attn:
                              Mutual Funds - No Loads - 5th Floor, 200
                              Liberty Street, 1 World Fin Ctr, New York, NY
                              10281-1003
---------------------------------------------------------------------------------------------------
Short-Term Municipal Bond     Charles Schwab & Co Inc., Special Custody                  62.21%
 Fund                         Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              Batrus & Co., c/o Bankers Trust Co., P.O. Box              13.88%
                              9005, Church Street Station, New York, NY 10006
---------------------------------------------------------------------------------------------------
Short-Term Fixed Income       Independence Trust Company, Cash Account, P.O.             27.02%
 Fund                         Box 662188, Franklin, TN 37058-2188
---------------------------------------------------------------------------------------------------

                                                                                  Percentage of
Fund                             Shareholder Name and Address                     Outstanding Shares
                                                                                  of the Fund

----------------------------------------------------------------------------------------------------
                              First Union National Bank, Cash/Reinvest Acct,             20.14%
                              Acct #988688883, 1525 W Wt Harris Blvd
                              #NC1151, Charlotte, NC 28262-8522
---------------------------------------------------------------------------------------------------
                              Batrus & Co, c/o Bankers Trust Co, P.O. Box                11.14%
                              9005, Church Street Station, New York, NY
                              10006
---------------------------------------------------------------------------------------------------
                              First Union National Bank Cust FBO Jewish                   5.61%
                              Federation of Greater Philadelphia Charitable
                              Trust Fund A/C 1080825451 1525 W. WT Harris
                              Blvd. 3A4CMG-NC1151 Charlotte, NC 28262-8522
---------------------------------------------------------------------------------------------------
High Yield Bond Fund          John P Dawson TR, DTD 08/25/2000, John P                   38.87%
                              Dawson Cheritable Remainder, Unitrust, 930
                              Palo Alto Ave, Palo Alto, CA 94301-2223
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co, Inc., Special Custody                 22.42%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              Niagara Mohawk, Represented Health Plan, 300               21.72%
                              Erie Blvd W, Syracuse, NY 13202-4250
---------------------------------------------------------------------------------------------------
Total Return Bond Fund*       N/A                                                        N/A
---------------------------------------------------------------------------------------------------
Smaller Companies Fund        Morgan Grenfell Capital Management Inc., 130               70.97%
                              Liberty Street, New York, NY 10006-1105
---------------------------------------------------------------------------------------------------
                              Batrus & Co., c/o Bankers Trust Co, PO Box                 14.87%
                              9005, Church Street Station, New York, NY 10006
---------------------------------------------------------------------------------------------------
                              Fidelity Investments Institutional Operations               8.35%
                              Co Inc., As Agent for Certain Employee Benefit
                              Plans, 100 Magellan Way KWIC, Covington, KY
                              41015-1999
---------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

As of February 2, 2001, the following shareholders owned the following respective percentages of the outstanding Investment Class shares of each Fund:

                                                                                  Percentage of
Fund                             Shareholder Name and Address                     Outstanding Shares
                                                                                  of the Fund

----------------------------------------------------------------------------------------------------
Fixed Income Fund             National Financial Services Corp for the                   77.76%
                              Exclusive Benefit of our Customers, ATTN
                              Mutual FDS - No Loads, 5th Fl, 200 Liberty St,
                              1 World Fin Ctr, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co, Inc., Special Custody                 18.10%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
Municipal Bond Fund           National Financial Services Corp for the                   76.37%
                              Exclusive Benefit of our Customers, ATTN
                              Mutual FDS, No Loads, 5th Fl, 200 Liberty St,
                              1 World Fin Ctr, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co, Inc., Special Custody                 16.87%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
Short-Term Municipal Bond     National Financial Services Corp for the                   46.64%
 Fund                         Exclusive Benefit of our Customers, ATTN
                              Mutual FDS, No Loads, 5th Fl, 200 Liberty St,
                              1 World Fin Ctr, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
                              Saxon & Co., A/C 55-55-001-5585700, PO Box                 42.84%
                              7780-1888, Philadelphia, PA 19182-0001
---------------------------------------------------------------------------------------------------
                              National Investor Services Corp for Exclusive               6.02%
                              Benefit of Customers, 55 Water St., Fl 32, New
                              York, NY 10041-3299
---------------------------------------------------------------------------------------------------
High Yield Bond Fund          Charles Schwab & Co. Inc. Special Custody                  88.72%
                              Account Mutual Funds Department 101 Montgomery
                              Street San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------

                                                                                  Percentage of
Fund                             Shareholder Name and Address                     Outstanding Shares
                                                                                  of the Fund

----------------------------------------------------------------------------------------------------
                              National Financial Svcs Corp for Exclusive                  8.30%
                              Benefit of our Customers, Sal Vella, 200
                              Liberty St, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
Smaller Companies Fund        National Financial Svcs Corp for Exclusive                 90.44%
                              Benefit of our Customers, Sal Vella, 200
                              Liberty St, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co, Inc., Special Custody                  7.47%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------


SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration fof Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2000 and the audited are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent accountants, as experts in accounting and auditing.

The financial statements of each Fund for the periods ended on and prior to October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund, and will be attached to each copy of such Statement of Additional Information that is distributed.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,

(i.e., they are neither highly protected nor poorly secured).  Interest payments
 ----
and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

 .  Leading market positions in well established industries.
 .  High rates of return on funds employed.
 .  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
 .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 . Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.
BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.  BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

_________________________________

     Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment adviser's or investment sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISER AND ADMINISTRATOR
Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

SUBADVISER
Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
ICC Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 Pratt Street
Baltimore, Maryland  21201

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance --1-800-730-1313.

COMDOMSAI (02/01)

MORGAN GRENFELL INVESTMENT TRUST
No-Load Open-End Funds
One South Street
Baltimore, MD 21202

                      STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each a "Fund," collectively, the "Funds"):

     -  International Select Equity Fund

     -  European Equity Fund

     -  International Small Cap Equity Fund

     -  Emerging Markets Equity Fund

     -  Global Fixed Income Fund

     -  International Fixed Income Fund

     -  Emerging Markets Debt Fund

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Premier, Institutional Class, Investment Class or Class A, B or C share Prospectuses dated February 28, 2001, as amended and supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each class of each Fund, except for the newly offered European Equity Fund - Class A, B and C shares and International Select Equity Fund - Class A, B and C shares, are included in the Funds' annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into this Statement of Additional Information. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

[TABLE OF CONTENTS]

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This Statement of Additional Information relates to the following Funds:

International Select Equity Fund
European Equity Fund
International Small Cap Equity Fund
Emerging Markets Equity Fund
(collectively, the "Equity Funds")

Global Fixed Income Fund
International Fixed Income Fund
Emerging Markets Debt Fund
(collectively, the "Fixed Income Funds").

Each of the Fixed Income Funds is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Equity Funds is "diversified" within the meaning of the 1940 Act.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment adviser to all of the Funds other than European Equity Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment adviser to European Equity Fund. DeAMIS and DeAM, Inc. are referred to herein as the "Adviser" or the "Advisers". ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor. DeAM, Inc. serves as each Fund's administrator (the "Administrator").

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectuses. No investor should invest in shares of a Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

International Select Equity Fund
--------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of foreign companies located in the countries that make up the MSCI EAFE Index. Up to 35% of the Fund's total assets may include cash equivalents, U.S. investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the adviser to be of comparable quality), and equity and equity related securities of U.S. issuers.

The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

European Equity Fund
--------------------

Under normal conditions, the Fund invests at least 65% of its assets in the equity and equity related securities of European companies. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the adviser to be of comparable quality), and securities of non-European issuers (including U.S. issuers). The Fund may invest a significant portion of its assets in a single country.

International Small Cap Equity Fund
-----------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or if unrated, considered by the adviser to be of comparable quality) and equity securities of large and medium capitalization companies located outside the U.S. and companies of any size located in the U.S. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Emerging Markets Equity Fund
----------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of growth-oriented companies located in emerging securities markets. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the adviser to be of comparable quality) and equity and equity related securities traded in developed markets (including the U.S.). The Fund may invest more than 25% of its assets each in securities of Mexican, Brazilian and Taiwanese companies. The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Global Fixed Income Fund
------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the four highest categories by a major independent rating agency, or, if unrated, considered by the adviser to be of comparable quality. The Fund may invest up to 15% of its total assets in fixed income securities rated below investment grade (high yield/high risk bonds), including the securities of issuers in emerging securities markets. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 50% of its total assets in securities denominated in the euro, as well as in securities denominated in each of the Yen, the Sterling or the U.S. dollar. The Fund may invest in exchange traded bond futures, which are a type of derivative, to vary yield curve, duration and relative market views. The Fund may also use as secondary investments various other types of derivatives, such as forward currency transactions, currency options, swaps and spreadlocks, to control volatility, achieve desired currency weightings in a cost-effective manner, and to increase or decrease the Fund's exposure to a securities market or index.

International Fixed Income Fund
-------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the fixed income securities of foreign issuers. The Fund invests in investment grade fixed income securities that, at the time of purchase, are rated in one of the three highest categories by a major independent rating agency, or, if unrated, considered by the adviser to be of comparable quality. The Fund may invest up to 10% of its total assets in investment grade fixed income securities rated in the fourth highest category. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and in U.S. fixed income securities. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options, to control volatility and achieve desired currency weightings in a cost-effective manner.

Emerging Markets Debt Fund
--------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in the (high yield/high risk) fixed income securities of issuers located in countries with new or emerging securities markets. These include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of issuers located in each of Argentina, Brazil and Mexico. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency.

FOREIGN SECURITIES

GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. For purposes of each Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country. Each of the international equity funds intends to invest in at least three foreign countries. Each of the global equity funds intends to invest in at least three countries (including the U.S.). Each of the Equity Funds intends to invest at least 60% of its total assets directly in stocks.

To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

CURRENCY MANAGEMENT TECHNIQUES

GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds will exchange currencies in the normal course of managing its investments and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for cash, for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward currency contracts in several circumstances for both hedging and non-hedging purposes. When purchase or sold for non-hedging purposes, forward currency contracts are speculative. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fixed Income Fund may sell U.S. dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Funds may enter into forward currency contracts in an attempt to reduce currency exchange rate risks, transactions in currency contracts involve certain other risks. Thus, while the Funds may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

A Fund's activities in forward currency exchange contracts, currency options and currency futures contracts and related options (see below) may be limited by the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

CROSS HEDGING. At the discretion of the Adviser, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

Each of the Funds may write covered put and call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may write put and call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter.

WRITTEN OPTIONS. The Funds may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

CURRENCY OPTIONS. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

STOCK INDEX OPTIONS The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

SPREADLOCKS. A spreadlock is a form of swap contract which is an exchange of a one time cash payment between a Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. A Fund will use swaps for both hedging and non-hedging purposes. For hedging purposes, a Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, a Fund may use swaps to take a position on anticipated changes in the underlying financial index.

OTHER CONSIDERATIONS. An option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds (in case of a call option), or is less than (in the case of a put option), the option's exercise price. The amount of this payment will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with the Fund's custodian cash or liquid securities equal to the contract value. A call option on a security or an index is also covered if the Fund holds a call on the same security or index as the call written by the Fund where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

To hedge against changes in interest rates or securities prices and for certain non-hedging purposes, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments, currencies and indices.
The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Futures contracts that a Fund may use for hedging purposes include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Except as stated below for all the Funds, the Funds' futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with the Trust's custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position prior to its maturity or expiration date.

In the event of an imperfect correlation between a futures or options position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying portfolio securities. The risk that the Funds will be unable to close out a futures or related options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts and Related Options--Other Considerations", there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

FIXED INCOME SECURITIES

GENERAL. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

REGISTERED LOANS. Emerging Markets Debt may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, Emerging Markets Debt will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, Emerging Markets Debt will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, Emerging Markets Debt may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, Emerging Markets Debt will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Emerging Markets Debt's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from Emerging Markets Debt.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Funds may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the
interest rates.   The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's,

Moody's and other nationally and internationally recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value.

Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

INTEREST RATE, MORTGAGE AND CURRENCY SWAPS AND INTEREST RATE CAPS AND FLOORS. The Funds may enter into interest rate, mortgage and currency swaps and interest rate caps and floors for hedging purposes and non-hedging purposes, provided that the Emerging Local Currency Debt Fund does not expect generally to use these instruments to attempt to hedge against potential adverse changes in currency exchange rates. Inasmuch as transactions in swaps, caps and floors are entered into for good faith hedging purposes or are offset by a segregated account, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

A Fund will not enter into any interest rate, mortgage, or currency swap or interest rate cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the Securities and Exchange Commission (the "Commission") takes the position that swaps, caps and floors are illiquid investments that are subject to the Funds' 15% limitation on such investments.

The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

INVERSE FLOATING RATE SECURITIES. The Funds may invest up to 5% of their net assets in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON AND DEFERRED INTEREST BONDS. The Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.
The original discount
approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon and deferred interest bonds are more volatile than instruments that pay interest regularly. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

RISK FACTORS OF LOWER QUALITY SECURITIES "JUNK BONDS". The Emerging Markets Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated less than Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes."

Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Global Fixed Income Fund and the Emerging Markets Debt Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Each of the Funds, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities.
Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing
corporation.   Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each of the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner and non-owner occupied one-unit to four-unit residential properties, multifamily residential properties, agricultural properties, commercial properties and mixed use properties.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

AGENCY MORTGAGE SECURITIES. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the Government National Mortgage Association, ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A common type of SMBS will have one class receiving all of the interest from a pool of mortgage loans ("IOs"), while the other class will receive all of the principal ("POs"). The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs are generally higher than prevailing market yields on other mortgage-backed securities because the cash flow patterns of IOs are more volatile and there is a greater risk that the initial investment will not be fully recouped. Because an investment in an IO consists entirely of a right to an interest income stream and prepayments of mortgage loan principal amounts can reduce or eliminate such income stream, the value of IO's can be severely adversely affected by significant prepayments of underlying mortgage loans. In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Funds' limitation on investments in illiquid securities. Unless the Adviser, acting pursuant to guidelines and standards established by the Board of Trustees, determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

SMALL CAPITALIZATION COMPANIES

International Small Cap Equity invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

CUSTODIAL RECEIPTS

Each of the Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the Staff of the Commission, however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For certain other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

ILLIQUID SECURITIES

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

BORROWINGS

Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, investments will not be made while borrowings (including reverse repurchase agreements and dollar rolls) are in excess of 5% of a Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Trust's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

A Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument.

Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

BANK OBLIGATIONS. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Non-U.S. bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of non-U.S. and U.S. banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or a non-U.S. bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a non-U.S. bank and held in the United States.

OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S. registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Equity Fund will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, an Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In addition, European Equity Fund will adhere to the following fundamental investment restriction:

     Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Adviser has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions means the market value used in determining each Fund's net asset value.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.


Name and Address                    Positions with Trust     Principal Occupation During
                                                             Past Five Years
---------------------------------------------------------------------------------------------------

Paul K. Freeman (2)                 Trustee                  Project Leader,
7257 South Tucson Way                                        International Institute for Applied
Englewood, CO 80112 (age 48)                                 Systems Analysis (since 1998); Chief
                                                             Executive Officer, The Eric Group
                                                             Inc. (environmental insurance)
                                                             (1986-1998).

---------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)              Trustee                  Senior Vice President, BGK Realty
330 Garfield Street                                          Inc. (since 1995); Director, 15 funds
Santa Fe, NM 87501                                           managed by Morgan Stanley Dean Witter
(age 68)                                                     Investment Management; Trustee, 9
                                                             open-end mutual funds managed by
                                                             Weiss, Peck & Greer; Trustee of 10
                                                             open-end mutual funds managed by Sun
                                                             Capital Advisers, Inc.

---------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)            Trustee                  Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                    Sprint Corporation
Westwood, KS 66205                                           (telecommunications) (since 1989);
(age 54)                                                     Trustee of 18 open-end mutual funds
                                                             managed by Sun Capital Advisers, Inc.

---------------------------------------------------------------------------------------------------
Hugh G. Lynch                       Trustee                  Director, The Greater China Fund
767 Fifth Avenue                                             managed by Baring Asset Management
New York, NY 10153                                           (Asia) Ltd. (Since February 2000);
(age 63)                                                     Director, Emerging Markets Growth
                                                             Fund, Inc. managed by Capital
                                                             International Inc. (Since August
                                                             1988); previously, Managing Director,
                                                             General Motors Asset Management
                                                             (Since 1994).
---------------------------------------------------------------------------------------------------


Name and Address                    Positions with Trust     Principal Occupation During
                                                             Past Five Years
---------------------------------------------------------------------------------------------------

Edward T. Tokar (1)                 Trustee                  CEO of Allied Capital Management, LLC
101 Columbia Road                                            (Since 1997); Vice
Morristown, NJ 07962                                         President-Investments, Honeywell
(age 53)                                                     International, Inc. (advanced
                                                             technology and manufacturer) (since
                                                             1985).

---------------------------------------------------------------------------------------------------
Richard T. Hale                     President                Trustee of each of the other
One South Street                                             investment companies within the
Baltimore, MD  21202                                         Deutsche Asset Management mutual Fund
(age 55)                                                     complex;
                                                             Managing Director, Deutsche Asset
                                                             Management; Managing Director,
                                                             Deutsche Banc Alex. Brown
                                                             Incorporated;
                                                             Director and President, Investment
                                                             Company Capital Corp.

---------------------------------------------------------------------------------------------------
David W. Baldt                      Vice President           Managing Director of Active Fixed
150 S. Independence Sq.                                      Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                    Inc. (since 1989).
(age 50)

---------------------------------------------------------------------------------------------------
James H. Grifo                      Vice President           Managing Director and Executive Vice
150 S. Independence Sq.                                      President, Deutsche Asset Management,
W. Philadelphia, PA 19106                                    Inc. (since 1996); Senior Vice
(age 48)                                                     President, GT Global Financial (1990
                                                             - 1996).

---------------------------------------------------------------------------------------------------
Charles A. Rizzo                    Treasurer                Director, Deutsche Asset Management
One South Street                                             (since 1998); Senior Manager,
Baltimore, Maryland 21202                                    PricewaterhouseCoopers LLP from 1993
(Age 42)                                                     to 1998

---------------------------------------------------------------------------------------------------


Name and Address                    Positions with Trust     Principal Occupation During
                                                             Past Five Years
---------------------------------------------------------------------------------------------------

Amy M. Olmert (3)                   Assistant Treasurer      Director, Deutsche Asset Management
One South Street                                             Americas (since 1999); Vice
Baltimore, MD  21202                                         President, BT Alex. Brown Inc.
(age 36)                                                     (1997-1999); Senior Manager,
                                                             PricewaterhouseCoopers LLP
                                                             (1988-1997).

---------------------------------------------------------------------------------------------------
Daniel O. Hirsch                    Secretary                Director, Deutsche Asset Management
One South Street                                             Americas (since 1999); Director,
Baltimore, MD  21202                                         Deutsche Bank Alex. Brown
(age 45)                                                     Incorporated and Investment Company
                                                             Capital Corp. (since 1998); Assistant
                                                             General Counsel, Office of the
                                                             General Counsel, United States
                                                             Securities and Exchange Commission
                                                             (1993-1998).

---------------------------------------------------------------------------------------------------

1   Member of the Trust's Pricing Committee.
2   Member of the Trust's Audit Committee.
3   Member of the Trust's Dividend Committee.

Messrs. Jones, Freeman and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of February 8, 2001, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 2000:

                                 Pension or Retirement
Name of Trustee                  Benefits Accrued as Part of          Aggregate Compensation from
                                 Fund Expenses                        the Trust/Complex*
--------------------------------------------------------------------------------------------------
Paul K. Freeman                           $0                                $17,000
--------------------------------------------------------------------------------------------------
Graham E. Jones                           $0                                $18,000
--------------------------------------------------------------------------------------------------
William N. Searcy                         $0                                $21,000
--------------------------------------------------------------------------------------------------
Hugh G. Lynch                             $0                                $15,000**
--------------------------------------------------------------------------------------------------
Edward T. Tokar                           $0                                $15,000
--------------------------------------------------------------------------------------------------

* The Trustees listed above do not serve on the board of any other investment company that may be considered to belong to the same complex as the Trust.

**  Mr. Lynch deferred $3,750 under a deferred compensation plan.


INVESTMENT ADVISORY AND OTHER SERVICES

Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold Circus, London, England, acts as investment adviser to each Fund, except European Equity Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") acts as investment adviser to European Equity Fund. Effective October 6, 1999, DeAMIS and DeAM, Inc.'s names were changed from Morgan Grenfell Investment Services Limited and Morgan Grenfell Inc, respectively. On December 2, 1999, a majority of the shareholders of the European Equity approved a change of the Fund's investment adviser from DeAMIS to Deutsche Asset Management, Inc. ("DeAM, Inc."). This change became effective on December 23, 1999. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Adviser" and collectively as the "Advisers."

DeAMIS acts as investment adviser to each fund, except European Equity, pursuant to the terms of two management contracts between the Trust and DeAMIS. DeAM, Inc. acts as investment adviser to European Equity pursuant to the terms of a Management Contract between the Trust and DeAM, Inc. The management contracts referenced above are referred to collectively herein as the "Management Contracts."

Pursuant to the Management Contracts, each Adviser supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical, advisory and managerial services. Each Adviser determines on a continuous basis, the allocation of each fund's investments among countries. Each Adviser is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

Under the Management Contracts, the Trust, on behalf of each fund, is obligated to pay the Adviser a monthly fee at an annual rate of each fund's average daily net assets as follows:

                                                             Annual Rate
International Select Equity Fund                                0.70%
European Equity Fund                                            0.70%
International Small Cap Equity Fund                             1.00%
Emerging Markets Equity Fund                                    1.00%
Global Fixed Income Fund                                        0.50%
International Fixed Income Fund                                 0.50%
Emerging Markets Debt Fund                                      1.00%

Each fund's advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as the fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.

The following table sets forth the net advisory fees that each fund paid the Adviser during the periods indicated:

----------------------------------------------------------------------------------------------------
                                                For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                                       1998                      1999                      2000
----------------------------------------------------------------------------------------------------
International Select                  $        0                $  138,068                $1,629,360
 Equity Fund
----------------------------------------------------------------------------------------------------
European Equity Fund                  $  215,268                $  312,589                $  315,880
----------------------------------------------------------------------------------------------------
International Small                   $  302,152                $  229,335                $  223,256
 Cap Equity Fund
----------------------------------------------------------------------------------------------------
Emerging Markets                      $  594,742                $1,086,185                $1,759,276
 Equity Fund
----------------------------------------------------------------------------------------------------
Global Fixed Income                   $  262,756                $  279,603                $   90,560
 Fund
----------------------------------------------------------------------------------------------------
International Fixed                   $        0                $  113,859                $  256,909
 Income Fund
----------------------------------------------------------------------------------------------------
Emerging Markets Debt                 $1,035,966                $2,822,307                $3,067,420
 Fund
----------------------------------------------------------------------------------------------------

The Management Contracts were last approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Management Contract or "interested persons" of such parties. Each Management Contract will continue in effect with respect to each fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940
Act) of such parties, or by a vote of a majority of the outstanding shares of such fund. Each Management Contract is terminable by vote of the Board of Trustees, or, with respect to a fund, by the holders of a majority of the outstanding shares of the affected fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract with respect to a fund will not terminate or otherwise invalidate any provision of the Management Contract between the Adviser and any other fund. The Adviser may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the funds and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAMIS is registered with the Commission as an investment adviser and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.
Both DeAMIS and DeAM, Inc. indirect wholly-owned subsidiaries of Deutsche Bank A.G., an international commercial and investment banking group. As of December 31, 2000, DeAMIS managed approximately $9 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. As of November 30, 2000, DeAM, Inc. managed approximately $16.9 billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, a registered investment company for which it acts as an investment adviser.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Each Adviser has also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but requires compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. DeAM Inc.'s Code prohibits participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

The Trust's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience are described in the Fund's prospectus.

PORTFOLIO TURNOVER. A fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A fund may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a fund, particularly if the fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each fund during the periods indicated:

                                For the fiscal year ended October 31,
---------------------------------------------------------------------------
                                      1999                       2000
---------------------------------------------------------------------------

International Select                   239%                      233%
 Equity Fund
---------------------------------------------------------------------------
European Equity Fund                    80%                      377%
---------------------------------------------------------------------------
International Small                     86%                      129%
 Cap Equity Fund
---------------------------------------------------------------------------
Emerging Markets                        70%                       58%
 Equity Fund
---------------------------------------------------------------------------
Global Fixed Income                    161%                      181%
 Fund
---------------------------------------------------------------------------
International Fixed                    140%                      181%
 Income Fund
---------------------------------------------------------------------------
Emerging Markets Debt                  397%                      359%
 Fund
---------------------------------------------------------------------------


The significant divergence in the portfolio turnover rate for the European Equity Fund from 1999 to 2000 was caused by unusually high volatility in European markets during the fiscal year ended October 31, 2000.

THE ADMINISTRATOR. Deutsche Asset Management, Inc. (the "Administrator"), 130 Liberty Street, New York, New York 10006, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each fund, including the computation of each fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such fund: 0.25% for the Fixed Income Funds; 0.30% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each fund. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each fund to the specified percentage of the fund's net assets as described in the Expense Information tables in the prospectus.

Prior to November 1, 1998, SEI Financial Management Corporation ("SEI") was the administrator for each fund. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The following table sets forth the net administration fees that each fund paid the Administrator during the periods indicated:


                                            For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                                          1998                      1999                      2000
----------------------------------------------------------------------------------------------------
International Select                    $ 60,177                  $ 59,172                  $698,297
 Equity Fund
----------------------------------------------------------------------------------------------------
European Equity Fund                    $ 60,177                  $133,967                  $135,377
----------------------------------------------------------------------------------------------------
International Small                     $ 60,177                  $ 68,801                  $ 66,977
 Cap Equity Fund
----------------------------------------------------------------------------------------------------
Emerging Markets                        $ 70,980                  $325,855                  $527,783
 Equity Fund
----------------------------------------------------------------------------------------------------
Global Fixed Income                     $ 68,216                  $139,802                  $ 45,280
 Fund
----------------------------------------------------------------------------------------------------
International Fixed                     $ 60,177                  $ 56,929                  $128,454
 Income Fund
----------------------------------------------------------------------------------------------------
Emerging Markets Debt                   $116,281                  $705,369                  $766,855
 Fund
----------------------------------------------------------------------------------------------------

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

          EXPENSES OF THE TRUST. The expenses borne by each fund include: (i) fees and expenses of any investment adviser and any administrator of the fund;
(ii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the fund; (viii) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Adviser; (x) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each fund.

THE DISTRIBUTOR. The Trust, on behalf of each fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each fund, although it is not obligated to sell any particular amount of shares. Shares of the funds are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 17, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

                         CLASS A, B AND C SHARES ONLY

In addition, with respect to Class A, B and C Shares of European Equity and International Select Equity, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. European Equity and International Select Equity may also enter into Shareholder Servicing Agreements pursuant to which the Adviser or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

European Equity and International Select Equity Class A, B and C Shares are offered for the first time with this Statement of Additional Information and Prospectuses dated February 28, 2001. The Distributor did not receive any fees for providing distribution and shareholder services to Classes for the last fiscal year.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. European Equity and International Select Equity have adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, European Equity and International Select Equity pay a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit European Equity and International Select Equity and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of European Equity and International Select Equity. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the European Equity and International Select Equity 's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the

Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to European Equity and International Select Equity for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of European Equity and International Select Equity to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of European Equity and International Select Equity including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

CUSTODIAN. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a fund.

SERVICE PLAN (INVESTMENT SHARES ONLY). Each fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan;

(vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the fund to participants as may be required by law.

As compensation for such services, each Service Organization of a fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a fund in connection with the investment of fiduciary assets in Investment shares of the fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.
Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each fund. In executing portfolio transactions, the Adviser seeks to obtain the best net results for a fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the s normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the

Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to a fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by a fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The following table sets forth the approximate brokerage commissions paid by the Adviser for research services during the periods indicated:

                                            For the fiscal year ended October 31,
------------------------------------------------------------------------------------
                         1998                  1999                      2000
------------------------------------------------------------------------------------

International Select     None                $81,711                  $387,250
 Equity Fund
------------------------------------------------------------------------------------
European Equity Fund     None                $ 6,289                  $  7,778
------------------------------------------------------------------------------------
International Small      None                $ 6,122                  $ 15,369
 Cap Equity Fund
------------------------------------------------------------------------------------
Emerging Markets         None                $26,515                  $ 29,071
 Equity Fund
------------------------------------------------------------------------------------
Global Fixed Income      None                None                     None
 Fund
------------------------------------------------------------------------------------
International Fixed      None                None                     None
 Income Fund
------------------------------------------------------------------------------------
Emerging Markets Debt    None                None                     None
 Fund
------------------------------------------------------------------------------------

Investment decisions for a fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a fund is concerned, in other cases it is believed to be beneficial to a fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a fund and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a fund or the Adviser, not to be comparable to a fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to a fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal period ended October 31, 1998, European Equity Fund paid brokerage commissions in the amount of $54 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the fund in the fiscal year.

For the fiscal period ended October 31, 1999, the Emerging Markets Equity Fund paid brokerage commissions in the amount of $3,729 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the European Equity Fund paid brokerage commissions in the amount of $3,212 to Bankers Trust Company, an Affiliated Broker. This represents 2% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Select Equity Fund paid brokerage commissions in the amount of $2,192 to Bankers Trust Company, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $182 to Bankers Trust Company, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. For the fiscal period ended October 31, 1999, the International Small Cap Equity Fund paid brokerage commissions in the amount of $104 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 0% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 0% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 2000, European Equity Fund paid brokerage commissions in the amount of $21,241 to an Affiliated Broker. This represents 3% of the aggregate brokerage commissions paid by the fund in the fiscal year and 4% of the aggregate dollar amount of transactions effected by the fund in the fiscal year.

Emerging Markets Equity Fund paid brokerage commissions in the amount of $1,040 to an Affiliated Broker. This represents 0.12% of the aggregate brokerage commissions paid by the fund in the fiscal year and 0.13% of the aggregate dollar amount of transactions effected by the fund in the fiscal year.

International Small Cap Equity Fund paid brokerage commissions in the amount of $112 to an Affiliated Broker. This represents 0.10% of the aggregate brokerage commissions paid by the fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by a fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

The following table sets forth the brokerage commissions paid by the funds during the periods indicated:

                                            For the fiscal year ended October 31,
----------------------------------------------------------------------------------------------------
                                         1998                      1999                      2000
----------------------------------------------------------------------------------------------------
International Select                    $ 23,210                  $252,586                $2,281,845
 Equity Fund
----------------------------------------------------------------------------------------------------
European Equity Fund                    $ 99,051                  $176,478                $  689,419
----------------------------------------------------------------------------------------------------
International Small                     $289,584                  $142,724                $  117,741
 Cap Equity Fund
----------------------------------------------------------------------------------------------------
Emerging Markets                        $623,475                  $880,921                $  841,805
 Equity Fund
----------------------------------------------------------------------------------------------------
Global Fixed Income                     None                      None                    None
 Fund
----------------------------------------------------------------------------------------------------
International Fixed                     None                      None                    None
 Income Fund
----------------------------------------------------------------------------------------------------
Emerging Markets Debt                   None                      None                    None
 Fund
----------------------------------------------------------------------------------------------------

As of October 31, 2000, none of the funds held securities of its regular broker-dealers.


PURCHASE AND REDEMPTION OF SHARES.


Shares of each Fund are distributed by ICC Distributors, Inc., the Distributor. The Funds offer six classes of shares, Institutional Class, Investment Class and Premier Class shares, as well as Class A, B and C Shares. General information on how to buy shares of a Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.

Investors may invest in European Equity Premier Class by setting up an account directly with the fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. Investors may invest in Institutional shares by establishing a shareholder account directly with the fund's transfer agent. Investors may invest in European Equity and International Equity Class A, B and C Shares by establishing a shareholder account directly with the fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. In order to make an initial investment in Investment shares of a fund, an investor must establish an account with a service organization. Additionally, each fund has authorized brokers to accept purchase and redemption orders for Institutional Class and Investment Class, as well as Class A, B and C Shares for each fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectuses. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which The New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is ultimately responsible for determining in good faith the fair value of the securities of each fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of a fund is calculated by determining the net worth of the fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. A fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which NYSE is open (a "Business Day"). If the NYSE closes early, a fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day,

Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of a fund are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price a fund would receive if the fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a fund's net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a fund's calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a fund may be quoted in advertisements or in communications to shareholders.

To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the fund may discuss performance as reported by various financial publications. The performance of a fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.

In addition, the performance of a fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a fund represent the fund's past performance and, consequently, should not be considered representative of the future performance of the fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a fund are not at the direction or within the control of the fund and will not be included in the fund's calculations of total return.

No performance information is provided for Class A, B and C Shares because they have no operating history.

YIELD

From time to time, a fund may advertise its yield. Yield is calculated separately for each class of shares of a fund. Each type of share is subject to differing yields for the same period. The yield of shares of a fund refers to the annualized income generated by an investment in the fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                 a-b
YIELD  =  2 [ ( ----- +  1 )  6  - 1 ]
                  cd
Where:

a  =  dividends and interest earned by the fund during the  period;
b  =  net expenses accrued for the period;
c  =  average daily number of shares outstanding during the period entitled to receive dividends; and
d  =  maximum offering price per share on the last day of the period.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a fund invests in, changes in interest rates on money market instruments, changes in the expenses of the fund and other factors. Yields are one basis upon which investors may compare a fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The following table sets forth the yield for the Fixed Income funds for the 30-day period ended October 31, 2000:



                      Institutional Class      Institutional Class Shares
                   Shares (with fee waivers       (without fee waivers
                    and/or reimbursements)       and/or reimbursements)
-------------------------------------------------------------------------
Global Fixed                 5.93%                         5.87%
 Income Fund
-------------------------------------------------------------------------
International                3.70%                         3.70%
 Fixed Income
 Fund
-------------------------------------------------------------------------
Emerging                     9.38%                         9.37%
 Markets Debt
 Fund
-------------------------------------------------------------------------


TOTAL RETURN


Average annual total return is calculated separately for Investment shares and Institutional shares of a fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. A fund, when advertising "average annual total return" for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/  = ERV

Where:

T    =   average annual total return,

ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

P    =   hypothetical initial payment of $1,000; and

n    =   period covered by the computation, expressed in years.

When a fund advertises "aggregate total return" for a class of its shares, it computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 ERV
Aggregate Total Return  =  [  (  ---  )  - 1  ]
                                  P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Average Annual Total Returns as of October 31, 2000

Institutional Class shares

                                  1-Year                 5-Year                10-Year           Since Inception
-----------------------------------------------------------------------------------------------------------------
International                      20.68%                 19.67%                  N/A                 19.83%
 Select Equity
 Fund (Inception:
 5/15/95)
-----------------------------------------------------------------------------------------------------------------
European Equity                   149.63%                   N/A                   N/A                 43.80%
 Fund (Inception:
 9/3/96)
-----------------------------------------------------------------------------------------------------------------
International                       7.52%                  7.65%                  N/A                  5.02%
 Small Cap Equity
 Fund (Inception:
 1/3/94)
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                   (8.45)%                (3.29)%                 N/A                 (4.46)%
 Equity Fund
 (Inception:
 2/1/94)
-----------------------------------------------------------------------------------------------------------------
Global Fixed                       (5.81)%                 1.95%                  N/A                  3.14%
 Income Fund
 (Inception:
 1/4/94)
-----------------------------------------------------------------------------------------------------------------
International                     (10.19)%                 0.86%                  N/A                  2.65%
 Fixed Income
 Fund (Inception:
 3/15/94)
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                   25.08%                  9.65%                  N/A                  8.82%
 Debt Fund
 (Inception:
 8/4/94)
-----------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2000

Investment Class shares

                                 1-Year                5-Year               10-Year         Since Inception
-----------------------------------------------------------------------------------------------------------
International                    19.41%                  N/A                   N/A                19.25%
 Select Equity
 Fund (Inception:
 10/29/99)
-----------------------------------------------------------------------------------------------------------
European Equity                  85.30%                  N/A                   N/A                85.30%
 Fund (Inception:
 12/23/99)
-----------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2000

Premier Class shares

                          1-Year                5-Year               10-Year           Since Inception
----------------------------------------------------------------------------------------------------------
International              N/A                   N/A                   N/A                  -23.87%
 Select Equity
 Fund (Inception:
 2/29/00)
----------------------------------------------------------------------------------------------------------

If expense limitations for a fund had not been in effect during the indicated periods, the total returns for shares of the fund for such periods would have been lower than the total return figures shown in this paragraph.

A fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual fund Performance Analysis, Fixed Income Analysis and Mutual fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a fund to calculate its performance figures.

TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each fund is a separate taxable entity that has elected to be treated, has qualified and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a fund as a regulated investment company under the Code requires, among other things, that
(a) the fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).

If a fund complies with such provisions, then in any taxable year in which the fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the fund (but not its shareholders) will be relieved of federal income tax on any income of the fund, including long-term capital gains, distributed to shareholders. However, if a fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a fund retains any net capital gain, the fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the fund. For federal income tax purposes, dividends declared by a fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the fund's taxable year. As a result, a fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a fund, such fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a fund's distributions to shareholders. Certain tax elections may be available to a fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or on gain actually received by the fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the fund engages in these transactions or acquires these instruments.

Emerging Markets Debt Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

Each fund anticipates that it will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund may file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or certain foreign currency gains by a fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the fund. Tax-exempt shareholders and shareholders who are not liable for U.S. federal income taxes will ordinarily not benefit from this election. Each year that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country. If a fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

A fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, as required in order to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth each fund's realized capital losses available to offset future net capital gains as of October 31, 2000:

                                 Losses                Expiration Date
--------------------------------------------------------------------------
International Select              None                      None
 Equity Fund
--------------------------------------------------------------------------
European Equity Fund              $ 3,397,901               10/31/08
--------------------------------------------------------------------------
International Small               None                      None
 Cap Equity Fund
--------------------------------------------------------------------------
Emerging Markets                  None                      None
 Equity Fund
--------------------------------------------------------------------------
Global Fixed Income               $   975,149               10/31/07
 Fund
--------------------------------------------------------------------------
                                  $ 1,314,617               10/31/08
--------------------------------------------------------------------------
International Fixed               $    43,169               10/31/07
 Income Fund
--------------------------------------------------------------------------
                                  $    51,251               10/31/08
--------------------------------------------------------------------------
Emerging Markets Debt             $15,208,072               10/31/06
 Fund
--------------------------------------------------------------------------

     Effective for 2001, each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years which would have the effect of reducing the applicable federal capital gains rate on the sale of the stock or securities when they are eventually sold by the Fund on or after January 3, 2006. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election, it will be treated for federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.

U.S. SHAREHOLDERS--DISTRIBUTIONS

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. Each fund will inform its shareholders of federal income tax status of its distributions after the end of each calendar year. Distributions to corporate shareholders designated as derived from dividend income received by a fund, if any, that would be eligible for the dividends received deduction if the fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a fund from U.S. domestic corporations, most dividends paid by a fund will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a fund are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Any loss realized on the sale, redemption, or other disposition of the shares of a fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares of either the International Select Equity Fund or European Equity Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold Fund shares as capital assets may be eligible to make an irrevocable federal income tax election relating to certain Fund shares that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to

18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such Fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

A fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from the fund's net long-term capital gains) and share redemption and exchange proceeds paid to individual and other non-exempt shareholders who fail to furnish the fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-8 or other authorized substitute, or if the IRS or a broker notifies the fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.

NON-U.S. SHAREHOLDERS

A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not (1) an individual who is a U.S. citizen or resident or (2) a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the U.S. maintained by the foreign shareholders) generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or other appropriate type of form w-8 to the fund. However, if a foreign shareholder's ownership of fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S. maintained by the foreign shareholder), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of fund shares and distributions (and deemed distributions) to foreign shareholders of the fund's net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a U.S. trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of U.S. federal income tax law applicable to certain U.S. expatriates. However, backup withholding generally will apply at a rate of 31% unless the shareholder furnishes the fund with an IRS form W-8BEN or other appropriate type of form W-8 which establishes the shareholder's foreign status.

STATE AND LOCAL

A fund may be subject to state or local taxes in jurisdictions in which the fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the fund may have tax consequences for shareholders different from those of a direct investment in the fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

GENERAL INFORMATION ABOUT THE TRUST

GENERAL. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the funds described in this SAI and eight additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares, Investment shares Class A Shares, Class B Shares and Class C Shares.

The shares of each class represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of a fund have exclusive voting rights with respect to the service plan adopted by the fund.

When issued, shares of a fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to shareholders. Shares of a fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a fund will be voted separately with respect to matters pertaining to that fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a fund are required to approve the adoption of any investment advisory agreement relating to such fund and any change in the fundamental investment restrictions of such fund.
Approval by the shareholders of one fund is effective only as to that fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. Shareholders of a fund are entitled to participate in the net distributable assets of the particular fund involved on liquidation, based on the number of shares of the fund that are held by each shareholder.

As of February 8, 2001, the following shareholders owned the following respective percentages of the outstanding Institutional Class shares of each fund:


                                                                                   Percentage of
Fund                                Shareholder Name and Address                 Outstanding Shares
                                                                                    of the Fund

---------------------------------------------------------------------------------------------------
International Select          Charles Schwab & Co., Inc. Special Custody                 53.32%
 Equity Fund                  Account Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              Centurion Trust Co. Cust, U/A DTD 12/03/2000,              11.53%
                              FBO Centurion Capital Management, Omnibus
                              Acct, 2425 E Camelback Road Suite 530,
                              Phoenix, AZ 85016-9218
---------------------------------------------------------------------------------------------------
                              Batrus & Co., c/o Bankers Trust Co., PO Box                 5.20%
                              9005, Church Street Station, New York, NY 10006
---------------------------------------------------------------------------------------------------
European Equity Fund          National Financial Services Corp for the                    26.13%
                              Exclusive Benefits of our Customers, 200
                              Liberty St, 1 World Financial Ctr, New York,
                              NY  100261-1003
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc. Special Custody                   25.35%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------

                                                                                   Percentage of
Fund                                Shareholder Name and Address                 Outstanding Shares
                                                                                    of the Fund

---------------------------------------------------------------------------------------------------
                              National Investor Services Corp for the                     11.54%
                              Exclusive Benefit of our Customers, 55 Water
                              St, Fl 32, New York, NY 10041-3299
---------------------------------------------------------------------------------------------------
                              REMY Capital Partners II LP, 1801 Century Park               8.40%
                              East Suite 111, Los Angeles, CA 90067
---------------------------------------------------------------------------------------------------
International Small Cap       Public School Employees Retirement System C/O                64.78%
 Equity Fund                  State Street PA Svcs, 30 N 3rd Street Ste 750,
                              Harrisburg, PA 17101-1712
---------------------------------------------------------------------------------------------------
                              State Street Bank & Trust Co. Ttee Black &                   32.49%
                              Decker Defined Benefit Plan, P O Box 1992,
                              Boston, MA 02105-1992
---------------------------------------------------------------------------------------------------
Emerging Markets Equity       Northern Trust Company TR C/O Motorola                       58.43%
 Fund                         Employees Savings & Profit Sharing Trust
                              17-72410, P O Box 92956, Chicago, Il 60675-2956
---------------------------------------------------------------------------------------------------
                              Public Employees' Retirement Association Attn                34.09%
                              Daryl Roberts, 1300 Logan Street, Denver, Co.
                              80203-2386
---------------------------------------------------------------------------------------------------
Global Fixed Income Fund      Deutsche Asset Management Group Ltd., One                    66.65%
                              Appold Street, London, England EC2A2UU
---------------------------------------------------------------------------------------------------
                              Museum of Fine Arts Boston, Mr. Thomas W.                    21.68%
                              Fitzgerald, 465 Huntington Avenue, Boston, MA
                              02115-5597
---------------------------------------------------------------------------------------------------
International Fixed Income    Chase Manhattan Bank TR FBO Federal-Mogul                    80.68%
 Fund                         Corporation Pension Masters Trust - B, 26555
                              Northwestern Hwy, Southfield, MI 48034-2146
---------------------------------------------------------------------------------------------------
                              Northern Trust & Barbara Trueman & Jack                       8.23%
                              Vanfossen & David Rismiller TR, James R.
                              Trueman IRREV Subchapter S Trust, 50 S.
                              Lasalle Street, P O Box 92956, Chicago, Il
                              60675-2956
---------------------------------------------------------------------------------------------------

                                                                                   Percentage of
Fund                                Shareholder Name and Address                 Outstanding Shares
                                                                                    of the Fund

---------------------------------------------------------------------------------------------------
                              Bay City Policeman & Fireman Retirement System               6.18%
                              Defined Benefit Pension Plan C/O Kirk
                              Vandagens, 3331 W. Big Beaver Road, Ste 200,
                              Troy, MI 48084-2814
---------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund    State of Wisconsin, Investment Board 121 E.                 17.28%
                              Wilson Street, P O Box 7847, Madison, WI
                              53707-7847
---------------------------------------------------------------------------------------------------
                              Bost & Co. A/C NYXF1703602, FBO Bell Atlantic               12.83%
                              Master Trust, Mutual Fund Operations, P O Box
                              3198 Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------
                              Los Angeles County Employees Retirement                     12.68%
                              Association, 300 N Lake Avenue Ste 850,
                              Pasadena, CA 91101-4109
---------------------------------------------------------------------------------------------------
                              Public School Employees Retirement System C/O               10.32%
                              State Street PA Svcs, 30 N. 3rd Street Ste
                              750, Harrisburg, PA 17101-1712
---------------------------------------------------------------------------------------------------
                              Los Angeles City Employees Retirement Systems               10.20%
                              360 E 2nd  Street, 8th Floor, Los Angeles, CA
                              90012-4238
---------------------------------------------------------------------------------------------------
                              Public School Employees Retirement System, c/o               5.26%
                              State Street PA SVCS, 30 N. 3rd Ste 750,
                              Harrisburg, PA 17101-1712
---------------------------------------------------------------------------------------------------

As of February 8, 2001, the following shareholders owned the following respective percentages of the outstanding Investment Class shares of each Fund:

                                                                                   Percentage of
Fund                                   Shareholder Name and Address              Outstanding Shares
                                                                                    of the Fund

---------------------------------------------------------------------------------------------------
European Equity               Charles Schwab & Co. Inc. Special Custody                   42.27%
                              Account, Mutual Funds Department, 101
                              Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              National Financial Services Corp For the                    33.55%
                              Exclusive Benefit of our Customers Attn Mutual
                              Funds No Load 5th Floor, 200 Liberty Street, 1
                              World Financial Center, New York, NY 10281-1003
---------------------------------------------------------------------------------------------------
                              National Investor Services Corp for the                      7.37%
                              Exclusive Benefit of Customers 55 Water Street
                              Fl 32, New York, NY 10041-3299
---------------------------------------------------------------------------------------------------
                              US Clearing A Division of Fleet Securities                   6.04%
                              Special Cust A/C for the Exclusive Benefit of
                              our Customers, 26 Broadway, New York, NY
                              10004-1703
---------------------------------------------------------------------------------------------------
International Select Equity   National Financial Services Corp for the                     60.13%
                              Exclusive Benefit of our Customers, Attn
                              Mutual Funds-No Loads-5th Floor, 200 Liberty
                              Street, 1 World Financial CTR New York, NY
                              10281-1003
---------------------------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc. Special Custody                    21.66%
                              Account Mutual Funds Department, 101
                              Montgomery Street, San Fancisco, CA 94104-4122
---------------------------------------------------------------------------------------------------
                              National Investor Services Corporation for the                5.49%
                              Exclusive Benefit of our Customers, 55 Water
                              St. Fl 32, New York, NY 10041-3299
---------------------------------------------------------------------------------------------------
                              Batrus & Co., c/o Bankers Trust Co., PO Box                    5.21%
                              9005, Church Street Station, New York, NY 10006
---------------------------------------------------------------------------------------------------


SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund for any loss suffered by a shareholder as a result of an obligation of a fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as each fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each fund and certain other series of the Trust. If further information is desired with respect to the Trust, a fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each fund for the year ended October 31, 2000 and the audited are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, each fund's independent accountants, as experts in accounting and auditing.

The financial statements of each fund for the periods ended on and prior to October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the fund, and will be attached to each copy of such Statement of Additional Information that is distributed.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,

(i.e., they are neither highly protected nor poorly secured).  Interest payments
 ----
and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

 .  Leading market positions in well established industries.
 .  High rates of return on funds employed.
 .  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
 .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 . Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.
BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.  BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

_________________________________

     Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A fund is dependent on the investment adviser's or investment sub-adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a fund's fiscal year end.

MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISERS
Deutsche Asset Management, Inc.
885 Third Avenue
New York, NY 10022

Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
150 South Independence Square West
Philadelphia, Pennsylvania 19106

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 Pratt Street
Baltimore, Maryland  21201

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance --1-800-730-1313.

COMINTLSAI (02/01)

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/
(b).       Amended By-Laws of Registrant.  /1/
(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit
           (b)). /1/
(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i)  Amendment dated August 22, 2000, to Management Contract dated
           January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/
(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/
(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/
(d)(5). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/
(d)(6). Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7). Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/
(e)(1). Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/

(e)(1)(i) Appendix A, revised as of February 28, 2001, to Distributor's Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series - filed herewith.
(f).        Not Applicable.
(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/
(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series. /4/
(h)(2). Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i) Appendix A dated October 29, 2000 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series; /11/
(h)(3). Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series. /4/
(h)(3)(i) Amendment dated January 30, 2001, to Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Deutsche Asset Management, Inc.(formerly Morgan Grenfell, Inc.) and Registrant - filed herewith.
(h)(3)(ii) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(3)(iii) Appendix A dated January 30, 2001 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant - filed herewith.
(h)(3)(iv) Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4) Expense Limitation Agreement dated September 30, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap. /12/

(h)(4)(i) Expense Limitation Agreement dated October 31, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund and Smaller Companies Fund - filed herewith.
(h)(4)(ii) Expense Limitation Agreement dated October 31, 2000, among Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity Fund, European Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund, Emerging Markets Debt Fund and International Small Cap Equity Fund - filed herewith.

(i).      Not Applicable.
(j).      Consent of Independent Accountants - filed herewith.
(k).      Not Applicable.
(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/
(m).      Form of Rule 12b-1 Plans - filed herewith.
(n)       Not Applicable
(o).      Amended Rule 18f-3 Plan dated February 15, 2001 - filed herewith.
(p).      Fund and Advisers' Codes of Ethics. /8/;
(q).      Powers of Attorney.  /10/
--------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on October 27, 2000 (accession number 0000950109-00-004256) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Registration Statement on November 30, 2000 (accession number 0000950169-00-001351) and incorporated by reference herein.

/11/ Filed as an exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on December 29, 2000 (accession number 0001021408-00-004545) and incorporated by reference herein.

/12/ Filed as exhibit to Post-Effective Amendment No. 31 to Registrant's Registration Statement on January 29, 2001 (accession number 0000950169-01-000063) and incorporated herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION

Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, The Glenmede Fund, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.


  (1)         (2)                    (3)
Name & Principal                 Position & Offices with     Position & Offices with
Business Address                 Distributor                 the Registrant
------------------------------------------------------------------------------------

John Y. Keffer                   President and Director      None
David R. Keffer                  Director                    None
Ronald H. Hirsch                 Treasurer                   None
Nanette K. Chern                 Chief Compliance Officer    None
David I. Goldstein               Secretary                   None
Benjamin L. Niles                Vice President              None
Frederick Skillin                Assistant Treasurer         None
Marc D. Keffer                   Assistant Secretary         None

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator, 130 Liberty Street, New York, NY 10006.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on February 28, 2001.

              MORGAN GRENFELL INVESTMENT TRUST

              By:                      /s/Richard T. Hale
                                       ------------------
                                       Richard T. Hale
                                       President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



    Signatures               Title                                    Date
    ----------               -----                                    ----

/s/ Richard T. Hale           President and Chief                February 28, 2001
-------------------           Executive Officer
  Richard T. Hale


/s/ Charles A. Rizzo          Treasurer                          February 28, 2001
--------------------
  Charles A. Rizzo


/s/ Paul K. Freeman           Trustee                            February 28, 2001
-------------------
  Paul K. Freeman


/s/ Graham E. Jones*          Trustee                            February 28, 2001
-------------------------
     Graham E. Jones


/s/ Hugh G. Lynch*            Trustee                            February 28, 2001
-------------------------
     Hugh G. Lynch


/s/ William N. Searcy*        Trustee                            February 28, 2001
-------------------------
    William N. Searcy


    Signatures               Title                                    Date
    ----------               -----                                    ----


 /s/ Edward T. Tokar*            Trustee         February 28, 2001
--------------------
  Edward T. Tokar


*By:                                    Dated: February 28, 2001
  /s/ Daniel O. Hirsch
  --------------------
  Daniel O. Hirsch
  Power-of-Attorney